THE LUTHERAN BROTHERHOOD
FAMILY OF FUNDS

ANNUAL REPORT OCTOBER 31, 2002

                                        Table of Contents

Chairman's Letter                                                                                 1

Economic and Market Overview                                                                      2

Portfolio Perspectives
      LB Opportunity Growth Fund                                                                  4
      LB Mid Cap Growth Fund                                                                      6
      LB World Growth Fund                                                                        8
      LB Growth Fund                                                                             10
      LB Fund                                                                                    12
      LB Value Fund                                                                              14
      LB High Yield Fund                                                                         16
      LB Income Fund                                                                             18
      LB Municipal Bond Fund                                                                     20
      LB Limited Maturity Bond Fund                                                              22
      LB Money Market Fund                                                                       24

Report of Indpendent Accountants                                                                 26

Schedule of Investments
      LB Opportunity Growth Fund                                                                 27
      LB Mid Cap Growth Fund                                                                     31
      LB World Growth Fund                                                                       36
      LB Growth Fund                                                                             40
      LB Fund                                                                                    43
      LB Value Fund                                                                              45
      LB High Yield Fund                                                                         47
      LB Income Fund                                                                             55
      LB Municipal Bond Fund                                                                     60
      LB Limited Maturity Bond Fund                                                              76
      LB Money Market Fund                                                                       80

Statement of Assets and Liabilities                                                              82

Statement of Operations                                                                          84

Statement of Changes in Net Assets                                                               86

Notes to Financial Statements                                                                    88

Financial Highlights
      LB Opportunity Growth Fund                                                                102
      LB Mid Cap Growth Fund                                                                    102
      LB World Growth Fund                                                                      104
      LB Growth Fund                                                                            104
      LB Fund                                                                                   106
      LB Value Fund                                                                             106
      LB High Yield Fund                                                                        108
      LB Income Fund                                                                            108
      LB Municipal Bond Fund                                                                    110
      LB Limited Maturity Bond Fund                                                             110
      LB Money Market Fund                                                                      112

A Note on Forward-Looking Statements                                                            114

Trustees and Officers of the LB Family of Funds                                                 116

Our Message to You

October 31, 2002

Dear Member:

[PHOTO OMITTED]

Enclosed is the Lutheran Brotherhood Family of Funds Semiannual Report for the twelve months ended October 31, 2002.

World events during the second half of our fiscal year continued to be dominated by tension and political instability. In the Middle East, the attacks and killings in Israel and the Palestinian territories were a source of great tension around the world as leaders worried about further destabilization of that already unstable region. In South America, economic and political uncertainty in Brazil has increased as a more populist presidential candidate defeated the current government’s candidate, raising concerns about the potential fiscal and economic policies he may put in place. Argentina continued its economic meltdown with hyperinflation and frequent demands from citizens for new leadership in Buenos Aires. And Venezuela, one of the world’s leading oil producers, slipped even further into political and economic chaos and occasional violence as that country becomes increasingly divided over its support for its current president.

At home, much has been written and spoken about the flagging U.S. economy. But in spite of the turmoil and uncertainty in other countries, our economy has been able to avoid recession, continuing to grow at modest rates. Nevertheless, Americans are feeling the pains of growing unemployment and an increasingly unfriendly job market. Investors watch as the markets “whipsaw” between periods of dismal declines and periods of reassuring growth with few solid trends taking hold.

Yet, the news is not entirely bleak. In the “Economic and Market Overview” that follows, Jim Abitz, chief investment officer of Thrivent Financial for Lutherans, has prepared a summary of the forces influencing the performance of your investments during the 12-month period ended October 31, 2002. Following Jim’s overview, each portfolio manager of the LB Family of Funds reviews his or her portfolio, describing its performance, market conditions and management strategies during the 12-month period.

At Thrivent Financial for Lutherans, our historic merger continues, with people, systems and resources increasingly working as a single, effective new organization. We have a bright future to build and, in the years ahead, members of this organization will continue to be impressed by this top-notch financial services company with an important difference - a heart.

And for me, another major change is underway - retirement. This will be my last update to you, the investors of the LB Family of Funds, as I step down from this post on December 31, 2002. My 19 years with this organization have been very rewarding. I’ve had the opportunity to shepherd several major changes to the Lutheran Brotherhood mutual fund and investment management operation. I’ve been blessed to work with so many intelligent, dedicated folks who have remained steadfastly focused on doing the right thing for members. They always made my work enjoyable and rewarding, and I thank all of them.

In the semi-annual report you’ll receive in the spring of 2003, look for a letter here from Pamela J. Moret, senior vice president of Thrivent Financial for Lutherans, recently named president of The Lutheran Brotherhood Family of Funds and The AAL Family of Funds. Pam is a talented, seasoned professional who brings a great deal of energy and experience to her new role. I know she will serve investors very well.

Thank you for your support and feedback throughout these many years and for the opportunity to serve you. And, as always, thank you for turning to us for your financial solutions.

Sincerely,

/s/Rolf F. Bjelland

Rolf F. Bjelland
Chairman
The Lutheran Brotherhood
Family of Funds

October 31, 2002

Economic and Market Overview

Jim Abitz
Senior Vice President, Investments

[PHOTO OMITTED}

The financial markets were challenged by a host of factors during the twelve months ended October 31, 2002-a period that saw only the most defensive investments record positive returns amid an environment of weak economic recovery, corporate mistrust, and mounting geopolitical concerns both at home and abroad. All equity styles and capitalization ranges witnessed losses as the quality of corporate earnings came under increased scrutiny and the U.S. economy moved forward sluggishly. High-quality bonds performed admirably, while high-yield bonds struggled with market illiquidity and low investor interest in assuming any degree of credit risk.

U.S. Economy

Fears of a “double-dip” recession were pervasive throughout the year as the nation’s economy grappled with diving consumer sentiment, higher joblessness and a dearth of manufacturing and industrial activity. Consumer spending stayed strong, sparked in part by wave after wave of mortgage re-financings as a result of the lowest interest rate environment in over forty years.

Over the course of the period, the nation’s employment picture provided the greatest drag to a strong economic recovery. The jobless rate hit 6% in April, an eight-year high, before turning modestly down through the summer months. The failure of this recovery to create jobs is of chief concern and points to companies still cautious about future business prospects.

Inflation & Monetary Policy

Inflation was not a factor throughout the period, with the exception of a periodic spike in energy prices. Competitive pressures and less-than-stellar industrial production teamed to prevent manufacturers from raising prices while corporate cost-cutting measures and efficiencies led to stronger overall productivity. With inflation tempered, the Federal Reserve felt comfortable further reducing interest rates in order to spark more capital investment.

Rock bottom interest rates looked very attractive to homeowners who continued re-financings at a record clip and should eventually provide fertile ground for business investment when companies begin spending again.

Equity Performance

Stock prices rose sharply in the 4th quarter of 2001 as investors capitalized on the sell-off in the immediate aftermath of the September 11 attacks. In the early weeks of 2002 the stock market continued to post marginal gains until running full head first into a spate of corporate balance sheet and accounting irregularities. Industries and companies that operated in a highly leveraged manner suffered the bulk of investors’ anger as stock prices plummeted in July and September, especially those of telecommunications providers, media and cable companies, and energy trading firms.

Both equity styles-value and growth- provided little shelter for investors over the reporting period. The S&P 500 Index, a broad measure of the largest U.S. companies, shed 15.10% with losses near equally split between its growth and value components. In turning to smaller market capitalizations, medium-sized companies, as measured by the S&P 400 Index, held up the best, recording a (4.78)% total return. The small-company Russell 2000 Index dropped 11.56%. The technology free fall continued with the tech-heavy NASDAQ Composite down 21.04%.

Fixed-Income Performance

The struggles in the equity markets made the perceived safety of fixed-income instruments exceedingly attractive to market participants. Investment-grade bond prices soared as geopolitical tensions, fears of terrorism, and flight-to-quality seekers poured money into top-quality corporate and U.S. Treasury bonds. Asset- and mortgage-backed bonds basked in this environment of uncertainty as demand for government agency securities sprung from a series of accounting misconducts related to a handful of corporate ledgers. For the period, the Lehman Aggregate Bond Index-a broad barometer of investment-grade bond performance-produced an attractive 5.89% return.

The high-yield market attempted an early 2002 rally as economic conditions and yield spreads looked attractive. But this investor favor was unceremoniously upended in the spring by high-profile accounting scandals and the ensuing rush out of all but the most sound quality credits. High-yield bonds sold off as a result, contributing to the (5.49)% total return of the Lehman High Yield Index.

Outlook

A double-dip recession looks less likely as factors that could lead to the economy’s failure to sustain momentum appear largely absent. Corporations, through aggressive cost cutting and leaner inventory build-up, are in much better shape to withstand lower final demand, if this should occur. Business profitability has improved markedly since its recession trough over a year ago. As corporate profitability grows stronger the stage will be set for capital spending expansion and a potential end to lay off notices.

Both monetary and fiscal policies are priming the pump for economic expansion. The 1.75% (subsequently reduced to 1.25%) federal funds rate, which banks charge one another in overnight lending transactions, is roughly equal to the inflation rate. This scenario is often thought of as heralding an accommodative policy setting and should prove favorable for the overall economy. Federal spending is robust and income tax cuts should stimulate demand.

The economy appears to be in a steady, slow growth mode and prospects should improve as more efficient companies begin earning more, investing more and hiring more workers. When these factors reach fruition, higher investment returns typically follow suit.

Lutheran Brotherhood
Opportunity Growth Fund

[PHOTO OMITTED]

Andrea J. Thomas, Portfolio Manager
Ms. Thomas began serving as portfolio manager of the Lutheran Brotherhood Opportunity Growth Fund in February 2002. She joined Thrivent Investment Management in 1993 and served as the associate portfolio manager of the Fund from 1997 through February 2002.

Small-company shares fell prey to heightened market volatility during the 12 months ended October 31, 2002, pushing overall returns lower for the period. The Lutheran Brotherhood Opportunity Growth Fund generated a (24.00)% total return during this time, while its Lipper, Inc., peer group of small-capitalization growth funds averaged a (19.65)% total return. The Fund’s market benchmark, the small-company, Russell 2000, returned (11.56)%.

Market Conditions Volatile

The first four months of the reporting period were marked by the strong returns of “microcaps”—stocks issued by companies with extremely small market capitalizations. Owing to their highly speculative nature, we avoided investments in these types of issues, which reduced the Fund’s risk profile, but also put a damper on relative returns. We were later able to recoup some of these losses, however, as microcaps lost momentum in March and continued to underperform through October.

The market for small-capitalization stocks remained volatile during the second and third quarters of 2002, with both growth and value issues capitulating under the weight of sagging corporate profit margins and accounting-related woes. While our exposure to industrial stocks hurt relative performance during this time, we were able to partially offset these losses by increasing the Fund’s cash reserves, and by underweighting health care and utility issues, which saw periods of outperformance before giving way to selling pressure over the summer. With manufacturers of computer hardware, semiconductors and telecommunication equipment suffering, our market-neutral allocation in technology stocks provided the Fund with added cushion.

In September, we brought down the Fund’s cash reserves, while selectively increasing our position in technology stocks, which helped the Fund outperform as growth issues rebounded in October. In anticipation of shifting market sentiment, we also trimmed defensive names in the health care and consumer staples sectors.

Outlook

After retreating throughout much of the past year, small-company growth stocks have shown renewed strength in recent months, fueled by strong gains in the technology sector. The extent to which this momentum can sustain itself will likely hinge on corporate earnings growth. After several years of dismal earnings forecasts, even a modest uptick in corporate profitability could trigger a broader rally. As investors gradually regain confidence, we believe an increasing number of small-company names will ultimately benefit.

Over the interim, we anticipate taking profits in a number of the Fund’s technology holdings, which have recently seen strong run-ups in value. We may also trim our positions in defensive issues that have exhausted their near-term return potential, using the proceeds to invest in firms with promising technology and above-average growth prospects. With valuations at attractive levels and economic fundamentals slowly improving, we believe the market for small-company growth stocks is as promising as ever.

The Lutheran Brotherhood Opportunity Growth Fund seeks long-term growth of capital by investing primarily in common stocks of small companies.

A Share
Ticker                   LUOGX
Net Assets        $108,845,539
NAV                      $6.61

B Share
Ticker                   LUOBX
Net Assets          $9,842,688
NAV                      $6.37

Institutional Share
Ticker                   LBOIX
Net Assets          $5,193,027
NAV                      $6.80

Top 10 Industries
[CHART OMITTED]

1.       Consumer Discretionary      19.3%
2.       Consumer Staples             2.3
3.       Energy                       6.7
4.       Finance                      1.5
5.       Financials                   6.5
6.       Health Care                 18.0
7.       Industrials                 12.5
8.       Information Technology      21.9
9.       Materials                    1.7
10.      Technology                   0.7

Portfolio Composition
(% of Portfolio)
[CHART OMITTED]
1.       Common Stocks              91.2%
2.       Short - Term Investments   8.8

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Average Annual Total Returns/1/
October 31, 2002
                                                           Since
                                                          Inception
Class A/2/                  1-Year          5-Year         1/8/93
without sales charge       (24.00)%        (10.55)%         2.09%
with sales charge          (27.01)%        (11.28)%         1.66%

                                                           Since
                                                          Inception
 Class B Shares/2/          1-Year          5-Year        10/31/97
without sales charge       (24.62)%        (11.20)%       (11.20)%
with sales charge          (27.63)%        (11.20)%       (11.20)%

                                                           Since
                                                          Inception
Institutional Shares/3/     1-Year          5-Year        10/31/97
without sales charge       (23.42)%        (10.08)%       (10.08)%

Value of a $10,000 Investment
Class A Shares*
[CHART OMITTED]

------------------------ -------------------- ------------------ -------------------- ---------------------
Month End                LB Opportunity       Russell 2000       Lipper Median        Consumer
Date                     Growth Fund          Index              Smal-Cap Growth      Price Index**
                                                                 Funds
------------------------ -------------------- ------------------ -------------------- ---------------------
   January 31, 1993                   10000               10000               10000                 10000
                                       9156                9769                9608                 10035
                                       9512               10086                9934                 10070
                                       9267                9809                9619                 10098
                                       9967               10243               10127                 10112
                                      10122               10307               10206                 10126
                                      10055               10449               10263                 10126
                                      10755               10900               10737                 10154
                                      11443               11208               11076                 10175
                                      11831               11497               11232                 10217
                                      11387               11122               10886                 10224
                                      11687               11503               11348                 10224
                  1994                11964               11863               11650                 10252
                                      11842               11820               11643                 10288
                                      11043               11197               11014                 10323
                                      11121               11263               11016                 10337
                                      10699               11137               10778                 10344
                                      10078               10762               10388                 10379
                                      10433               10938               10451                 10407
                                      11343               11547               11048                 10449
                                      11509               11508               11285                 10477
                                      11942               11462               11275                 10484
                                      11698               10999               10848                 10498
                                      11998               11295               11265                 10498
                  1995                11476               11153               11229                 10540
                                      12087               11617               11539                 10582
                                      12531               11816               11892                 10617
                                      12619               12079               12050                 10652
                                      12963               12286               12232                 10673
                                      14140               12924               12880                 10694
                                      15716               13669               13823                 10694
                                      15971               13962               14062                 10722
                                      16315               14212               14375                 10743
                                      15350               13577               13864                 10778
                                      16049               14147               14366                 10771
                                      16523               14521               14592                 10764
                  1996                16249               14505               14520                 10827
                                      17315               14957               15088                 10863
                                      17698               15267               15450                 10919
                                      19393               16084               16600                 10961
                                      20759               16717               17262                 10982
                                      19338               16030               16594                 10989
                                      17630               14631               15222                 11010
                                      18682               15481               16109                 11031
                                      20158               16086               16919                 11066
                                      18614               15839               16601                 11101
                                      17944               16491               17108                 11122
                                      18532               16923               17381                 11122
                  1997                18887               17262               17769                 11157
                                      17174               16844               17149                 11192
                                      15261               16049               16291                 11220
                                      14535               16094               16238                 11234
                                      16757               17883               18111                 11227
                                      17683               18651               19098                 11241
                                      18686               19518               20250                 11255
                                      19134               19965               20663                 11276
                                      21340               21426               22205                 11304
                                      20013               20486               21239                 11332
                                      19165               20352               20994                 11325
                                      18457               20709               21221                 11311
                  1998                17911               20381               20843                 11332
                                      19002               21888               22436                 11353
                                      19725               22789               23457                 11374
                                      19773               22915               23616                 11396
                                      18168               21680               22339                 11417
                                      18296               21725               22394                 11431
                                      16868               19965               20789                 11445
                                      13177               16092               16585                 11459
                                      14188               17352               17514                 11473
                                      14974               18060               18227                 11501
                                      15985               19006               19353                 11501
                                      17670               20183               20646                 11494
                  1999                17430               20445               20972                 11522
                                      15760               18797               19106                 11536
                                      16049               19091               19702                 11571
                                      16370               20801               20561                 11655
                                      17028               21109               20651                 11655
                                      18120               22057               22516                 11655
                                      18088               21448               22458                 11690
                                      17301               20659               22092                 11718
                                      17783               20659               22692                 11774
                                      17911               20748               23925                 11795
                                      19532               22011               26920                 11802
                                      22453               24503               31889                 11802
                  2000                21458               24106               31500                 11830
                                      25615               28091               39706                 11900
                                      24347               26242               36951                 11999
                                      22164               24662               32502                 12006
                                      20656               23222               29694                 12013
                                      23512               25252               34462                 12083
                                      21843               24461               32095                 12104
                                      24812               26318               35885                 12118
                                      24026               25539               34446                 12181
                                      22983               24400               32197                 12202
                                      19099               21894               26701                 12209
                                      20788               23788               29048                 12202
                  2001                20805               25027               29632                 12279
                                      17915               23386               25753                 12328
                                      15993               22242               23343                 12356
                                      17707               23981               26162                 12405
                                      17932               24569               26649                 12461
                                      18088               25399               27278                 12482
                                      17413               24058               25810                 12447
                                      16391               23281               24236                 12447
                                      13951               20145               20462                 12504
                                      15076               21326               22138                 12461
                                      15976               22978               23796                 12440
                                      16720               24398               25191                 12391
                  2002                16080               24147               24390                 12419
                                      15162               23485               22765                 12468
                                      16114               25374               24523                 12539
                                      15526               25605               23856                 12599
                                      14816               24468               22713                 12599
                                      13657               23252               21069                 12606
                                      11874               19741               18109                 12620
                                      11874               19689               18134                 12662
                                      11060               18276               17015                 12683
      October 31, 2002                11458               18861               17691                 12714

/*/ As you compare performance, please note that the Fund's performance reflects the maximum 4% sales charge, while the Consumer
Price Index and the Russell 2000 index do not reflect any such charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.
/**/ The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or  less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Class B performance reflects the maximum contingent  deferred sales charge (CDSC) of 5%, declining 1% each year during the first  five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood
Mid Cap Growth Fund

[PHOTO OMITTED]

Brian L. Thorkelson, Portfolio Manager
Mr. Thorkelson joined Thrivent Investment Management in 1987 and has served as a portfolio manager since 1998.

Mid-cap growth stocks gained ground early in the 12-month period ended October 31, 2002, but eventually lost traction, finishing in negative territory. For the reporting period, shares of the Lutheran Brotherhood Mid Cap Growth Fund fell 16.80%, while the Fund’s Lipper, Inc., peer group of mid-cap growth funds averaged a 18.79% decline. The Fund’s market benchmark, the S&P MidCap 400 Index, retreated 4.78%.

Equity Investors Wary

After a strong November and December, mid-cap returns fell lower in January, but still managed to outdistance other equity asset classes through the first quarter of 2002. As the period progressed, growth stocks gradually succumbed to weak corporate profits, overseas disturbances and the continued threat of terrorism. At the same time, investors became increasingly selective, spurning highly leveraged companies in previously high-growth industries. Through June, we were able to bolster the Fund’s relative returns by increasing cash reserves and making timely picks in the energy and consumer- discretionary sectors.

Both growth and value stocks spiraled downward in July, a trend which continued virtually uninterrupted over the balance of the third quarter. As investors grew increasingly risk averse, we assumed a more defensive posture, underweighting the worst-performing market sectors, while maintaining healthy cash reserves. We were also able to extract strong returns from our energy holdings, which gained largely on the strength of rising natural gas prices.

Mid-cap growth shares climbed higher in October, as market participants swarmed from the sidelines to take advantage of oversold conditions. The Fund’s technology and energy holdings witnessed particularly strong gains during the month, while returns were tempered in more defensive sectors.

Outlook

Many mid-cap shares have notched impressive gains since September, which could mark the early stages of a broader market recovery. Considering the steady pace of economic growth over the past year, it is not altogether surprising that equities have rebounded. The torrid rate at which they have done so, however, is not likely to continue, given the litany of market risks still present. For this reason, we expect near-term trading patterns to trend sideways.

In recent months, we have increased the Fund’s weighting in high-growth technology and energy stocks, while neutralizing our exposure to the slumping health care sector. With the equity markets due for a breather, we do not anticipate making any other major structural adjustments to the Fund over the coming months, but will continue to seek out attractively valued stocks with above-average return potential. Given current monetary conditions and a healthier corporate earnings backdrop, we believe the outlook for mid-cap investors remains promising.

The Lutheran Brotherhood Mid Cap Growth Fund seeks long-term growth of capital by investing primarily in common stocks of medium-sized companies.

A Share
Ticker                         LBMGX
Net Assets               $86,153,148
NAV                            $9.50

B Share
Ticker                         LUGBX
Net Assets               $31,099,331
NAV                            $9.13

Institutional Share
Ticker                         LBMIX
Net Assets               $12,618,640
NAV                            $9.79

Top 10 Industries
[CHART OMITTED]

1.       Communication Services       0.7%
2.       Consumer Discretionary      21.3
3.       Consumer Staples             1.5
4.       Energy                       7.7
5.       Finance                      1.2
6.       Financials                   8.7
7.       Health Care                 19.0
8.       Industrials                 10.7
9.       Information Technology      20.0
10.      Materials                    1.8

Portfolio Composition
(% of Portfolio)
[CHART OMITTED]

1.    Common Stocks                93.7%
2     Short - Term Investments         6.3

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Average Annual Total Returns/1/
October 31, 2002
                                                            Since
                                                          Inception
Class A shares/2/         1-Year            5-Year         5/30/97
without sales charge     (16.80)%            1.92%          3.87%
with sales charge        (20.15)%            1.10%          3.08%

                                                            Since
                                                          Inception
Class B Shares/2/         1-Year            5-Year        10/31/97
without sales charge     (17.45)%            1.15%          1.15%
with sales charge        (20.75)%            1.15%          1.15%

                                                            Since
                                                          Inception
Institutional Shares/3/   1-Year            5-Year        10/31/97
without sales charge     (16.04)%            2.50%          2.50%

Value of a $10,000 Investment
Class A Shares*
[CHART OMITTED]

--------------------------- -------------- ---------------  ---------------- -------------------
Month End                   LB Mid Cap     S&P Mid          Lipper Median    Consumer
Date                        Growth Fund    Cap 400 Index**  Mid Cap Core     Price Index***
                                                            Funds
--------------------------- -------------- ---------------  ---------------- -------------------
             May 31, 1997          10000           10000            10000               10000
                                    9979           10285            10395               10012
                                   10622           11303            11225               10025
                                   10519           11290            11193               10044
                                   11079           11939            11924               10069
                                   10716           11419            11380               10094
                                   10560           11588            11378               10087
                                   10802           12038            11571               10075
                     1998          10647           11809            11368               10094
                                   11608           12787            12382               10112
                                   12083           13364            12962               10131
                                   12171           13608            13084               10150
                                   11520           12996            12484               10169
                                   11862           13078            12760               10181
                                   11299           12571            12113               10194
                                    8979           10232             9763               10206
                                    9576           11217            10439               10219
                                   10150           12220            11064               10244
                                   10890           12829            11720               10244
                                   12050           14379            12915               10237
                     1999          12502           13820            13068               10262
                                   11774           13096            12204               10275
                                   12502           13462            12721               10306
                                   12944           14523            13402               10381
                                   12790           14587            13457               10381
                                   13762           15369            14276               10381
                                   13596           15041            14021               10412
                                   13342           14526            13718               10437
                                   13309           14077            13588               10487
                                   14281           14795            14310               10506
                                   15319           15567            15367               10512
                                   17861           16492            17286               10512
                     2000          17586           15664            17016               10537
                                   21903           16760            19703               10600
                                   21366           18163            20111               10687
                                   19905           17527            18854               10693
                                   19014           17310            18021               10700
                                   20236           17564            19248               10762
                                   19756           17842            18874               10781
                                   22177           19835            20968               10793
                                   21880           19700            20599               10849
                                   20887           19032            19822               10868
                                   18717           17595            17784               10874
                                   20005           18941            19173               10868
                     2001          20092           19364            19599               10937
                                   17080           18258            16661               10981
                                   15183           16901            14820               11006
                                   17191           18766            16647               11049
                                   17154           19203            16727               11099
                                   17005           19126            16657               11118
                                   16324           18841            15769               11087
                                   15258           18225            14691               11087
                                   13200           15958            12505               11137
                                   14167           16665            13355               11099
                                   15320           17905            14442               11081
                                   15878           18828            15014               11037
                     2002          15369           18732            14505               11062
                                   14725           18755            13762               11106
                                   15543           20096            14671               11168
                                   15035           20001            14242               11221
                                   14638           19663            13795               11221
                                   13324           18263            12638               11228
                                   12048           16494            11326               11240
                                   11948           16576            11222               11278
                                   11130           15240            10525               11296
         October 31, 2002          11787           15900            11109               11325

/*/ As you compare performance, please note that the Fund's performance reflects the maximum 4% sales charge, while the Consumer
Price Index and the S&P MidCap 400 Index do not reflect any such charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.
/**/ An unmanaged index comprised of 400 stocks designed to represent performance of the small-cap segment of the U.S. equity markets. "S&P MidCap 400 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans.  The product is not sponsored, endorsed, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.
/***/ The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or  less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Class B performance reflects the maximum
contingent   deferred sales charge (CDSC) of 5%, declining 1% each year during the first  five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood
World Growth Fund

[T. Rowe Price LOGO OMITTED]

T. Rowe Price International, Inc., Portfolio Manager
T. Rowe Price International, Inc., uses an investment advisory group that has day-to-day responsibility for managing the Fund and developing and executing the Fund's investment program. Members of the advisory group for the Fund include Mark C.J. Bickford Smith, Frances Dydasco, John R. Ford, Jamed B.M. Seddon and David J.L. Warren.

Despite landing in negative territory, international stocks generally outpaced U.S. equities during the 12-month period ended October 31, 2002. The Lutheran Brotherhood World Growth Fund earned a (14.51)% total return for the period, while its Lipper, Inc., peer group of international equity funds averaged a total return of (13.22)%. The Fund’s market benchmark, Morgan Stanley Capital International’s Europe, Australasia and Far East (EAFE) Index, returned (13.21)%.

International Equities Mixed

After finishing 2001 with a flourish, European shares retreated through the first three quarters of 2002, with technology, media and telecommunications issues sustaining the heaviest losses. During the summer months, volatility from U.S. markets spread to Europe, compounding economic concerns in Germany and other parts of the region. Throughout the reporting period, the Fund was aided by the strengthening euro, along with strong stock selection in Switzerland and the United Kingdom. On balance, however, returns in Europe disappointed, contributing negatively to relative performance.

Latin American markets also fell lower, with political uncertainty undermining investor confidence in the region. Mexican stocks were among the strongest performers, owing to continued industrial recovery and ongoing corporate cost-cutting initiatives. These gains were offset, however, by growing economic and political unrest in Brazil, which depressed equity valuations. After a disappointing second quarter, Latin American markets generated strong returns in August and October, helping to stabilize the Fund’s relative performance.

Japan was among the best-performing overseas markets through May, before losing traction over the balance of the period. Despite reforms aimed at stimulating the economy, investors continued to fret over Japan’s troubled banking system and deflationary economic environment, supporting our decision to underweight the country. Other regions of the “Pacific Rim” fared better, with the Fund’s holdings in Taiwan and South Korea posting particularly strong gains.

Outlook

For the first time in a number of years, foreign markets have outperformed their domestic counterparts, underscoring the importance of international investment exposure. Nonetheless, market conditions remain fragile in many regions of the world, and valuations are still trading at depressed levels. This trend is most notable in Japan, which remains in the stubborn grips of economic turmoil. Until Japan can reform its rigid institutions and boost consumer spending significantly, we will continue to underweight the country relative to the EAFE Index. Across other regions of Asia, we will selectively seek out attractive investment opportunities, particularly in emerging markets with strong institutional infrastructures.

We are cautiously optimistic about investment prospects in Latin America. While the region possesses solid long-term growth potential, we remain wary of political instability in Brazil and Argentina, which could upset investment returns in the region. As the region’s most stable market, Mexico will remain the Fund’s focal point in Latin America. Despite economic uncertainty stretching from London to Leipzig, we believe European markets still hold considerable promise. As such, we will continue to invest the majority of the Fund’s assets in Europe. With corporate restructuring well underway, we believe a growing number of European companies will ultimately benefit from an expanding global economy.

The Lutheran Brotherhood World Growth Fund seeks long-term growth of capital by investing primarily in common stocks issued by established non-U.S. companies.*

A Share
Ticker                          LBWGX
Net Assets                $54,611,734
NAV                             $7.01

B Share
Ticker                          LUWBX
Net Assets                $10,339,851
NAV                             $6.75

Institutional Share
Ticker                          LBWIX
Net Assets                $13,207,469
NAV                             $7.21

Top 10 Industries
[CHART OMITTED]

1.       France                     13.9%
2.       Germany                     2.4
3.       Italy                       5.5
4.       Japan                      14.7
5.       Netherlands                 5.6
6.       South Korea                 3.1
7.       Spain                       3.5
8.       Sweden                      3.2
9.       Switzerland                 6.3
10.      United Kingdom             28.2

Portfolio Composition
(% of Portfolio)
[CHART OMITTED]

1.       Common Stocks              97.6%
2.       Preferred Stocks            0.7
3.       Short - Term Investments    1.7

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Average Annual Total Returns/1/
October 31, 2002
                                                           Since
                                                          Inception
Class A shares/2/            1-Year          5-Year        9/5/95
without sales charge        (14.51)%         (4.37)%       (0.57)%
with sales charge           (17.92)%         (5.14)%       (1.13)%

                                                           Since
                                                          Inception
Class B Shares/2/            1-Year          5-Year       10/31/97
without sales charge        (15.20)%         (5.07)%       (5.07)%
with sales charge           (18.59)%         (5.07)%       (5.07)%

                                                           Since
                                                          Inception
Institutional Shares/3/      1-Year          5-Year       10/31/97
without sales charge        (13.76)%         (3.80)%       (3.80)%

Value of a $10,000 Investment
Class A Shares**
[CHART OMITTED]

---------------------------- ---------------- ----------------- ----------------- ---------------
Month End                    LB World         Morgan Stanley    Lipper Median     Consumer
Date                         Growth Fund      Capital           International     Price
                                              International
                                              EAFE Index****    Stock Funds       Index***
---------------------------- ---------------- ----------------- ----------------- ---------------
        September 30, 1995            10000            10000              10000           10000
                                       9430             9734               9790           10033
                                       9508            10008               9893           10026
                                       9817            10413              10203           10020
                      1996            10041            10458              10413           10078
                                      10108            10495              10443           10111
                                      10265            10721              10625           10163
                                      10567            11035              10957           10202
                                      10522            10834              10899           10222
                                      10634            10898              10975           10228
                                      10298            10582              10581           10248
                                      10444            10607              10691           10268
                                      10679            10892              10919           10300
                                      10612            10783              10829           10333
                                      11093            11214              11290           10352
                                      11135            11073              11320           10352
                      1997            10977            10688              11247           10385
                                      11090            10865              11394           10418
                                      11068            10907              11421           10444
                                      11135            10967              11449           10457
                                      11869            11683              12144           10450
                                      12378            12331              12702           10463
                                      12705            12533              13039           10477
                                      11531            11599              12078           10496
                                      12299            12251              12839           10522
                                      11395            11311              11862           10548
                                      11350            11198              11763           10542
                                      11377            11299              11862           10529
                      1998            11779            11819              12158           10548
                                      12458            12580              12944           10568
                                      12883            12970              13584           10587
                                      12975            13075              13772           10607
                                      12941            13015              13786           10627
                                      12941            13116              13703           10640
                                      13102            13253              13891           10653
                                      11469            11613              11937           10666
                                      11192            11260              11520           10679
                                      12170            12437              12411           10705
                                      12734            13078              13058           10705
                                      13165            13597              13467           10698
                      1999            13038            13560              13512           10725
                                      12783            13240              13164           10738
                                      13293            13796              13628           10770
                                      13767            14359              14206           10849
                                      13131            13622              13602           10849
                                      13628            14156              14289           10849
                                      13860            14581              14667           10881
                                      13999            14638              14799           10907
                                      14068            14789              14864           10960
                                      14508            15346              15432           10979
                                      15516            15883              16438           10986
                                      17462            17313              18360           10986
                      2000            16377            16215              17260           11012
                                      17248            16655              18118           11077
                                      17403            17304              18403           11168
                                      16413            16398              17293           11175
                                      15816            16001              16760           11181
                                      16580            16630              17463           11247
                                      16019            15936              16839           11266
                                      16389            16078              17063           11279
                                      15351            15298              16113           11338
                                      14767            14940              15560           11358
                                      13979            14383              14899           11364
                                      14472            14898              15437           11358
                      2001            14628            14907              15500           11430
                                      13327            13796              14299           11475
                                      12300            12862              13258           11501
                                      13275            13748              14125           11547
                                      12690            13242              13697           11599
                                      12144            12701              13219           11619
                                      11858            12484              12862           11586
                                      11559            12206              12525           11586
                                      10350            10972              11177           11638
                                      10662            11253              11449           11599
                                      11091            11669              11876           11580
                                      11312            11739              12044           11534
                      2002            10766            11115              11474           11560
                      2002            10870            11194              11546           11606
                      2002            11442            11805              12150           11671
                      2002            11351            11890              12175           11727
                      2002            11351            12052              12284           11727
                      2002            10870            11553              11800           11733
                      2002             9661            12702              10624           11746
                      2002             9622            12642              10576           11786
                      2002             8503            11266               9448           11805
          October 31, 2002             9115            11873               9890           11835

/*/ International investing has special risks including currency fluctuation and political volatility.
/**/ As you compare performance, please note that the Fund's performance reflects the maximum 4% sales charge, while the Consumer
Price Index and the Morgan Stanley Capital International EAFE Index do not reflect any such charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.
/***/ The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/****/  The MSCI EAFE Index is an unmanaged market capitalization-weighted equity index composed of a sample of companies representative of the marke structure in 20 countries. Constituent stocks are selected on the basis of industry representation, liquidity and sufficient float. It is not possible to invest directly in the Index.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or  less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Class B performance reflects the maximum
contingent   deferred sales charge (CDSC) of 5%, declining 1% each year during the first  five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Growth Fund

[PHOTO OMITTED]

Scott A. Vergin, Portfolio Manager
Mr. Vergin began serving as portfolio manager of the Lutheran Brotherhood Growth Fund in February 2002. He joined Thrivent Investment Management in 1984 and has served as a portfolio manager since 1994.

A weak economic recovery, the shadow of terrorism, geopolitical unrest, and shaky corporate profitability teamed to waylay large-company growth shares for the one-year period ended October 31, 2002. Over this same period, the Lutheran Brotherhood Growth Fund recorded a (21.23)% total return, while the Fund’s Lipper, Inc. peer group of similar large-cap growth funds, posted a (19.52)% total return. The S&P 500 Barra Growth Index returned (15.03)% over the identical time period.

Weak Economic Recovery and Earnings Concerns

After a strong recovery in the fourth quarter of last year from market lows in the aftermath of the September 11th attacks, large-company stocks appeared poised for gains in early 2002. Two factors largely were behind the market’s failure to rally-a general lack of faith in corporate earnings in the wake of a string of high profile accounting scandals and a much weaker-than-expected economic recovery.

Both factors figured in the Fund’s relative underperformance. In response to the strong fourth quarter 2001 and with economic data looking to be on the mend, we decreased our cash position to take advantage of attractive stock valuations in the technology and cyclical areas as a stronger economic recovery appeared forthcoming. After a strong opening couple of months in 2002, the market turned down again as several headline accounting improprieties came to light that turned investors away from growth stocks and to the relative safety of U.S. Treasurys and the money market. The Fund was impacted by our low cash position, as well as the slew of accounting worries in the cable and media industries as investors sold off these holdings in response to their relatively high short-term debt loads and concerns over financial statement believability.

Outlook

We feel that much has changed since the stock market registered, what look now to be, lows in July. This probable market bottom was retested in early October before a strong rally ensued. In all likelihood, a key factor that contributed to the Fund’s underperformance will be the same that propels it forward—a low cash position. The Fund is fully invested and has been an early beneficiary of the more vibrant economic and corporate profits news since early October as stocks have rallied sharply.

Going forward, we will train a close eye on the consumer in terms of overall confidence and spending levels. The American consumer has held strong through economic thick and thin and remains critical to a continuing recovery. We see opportunity for more robust corporate earnings in the 4th quarter of 2002 and the 1st quarter of 2003 as so many firms have addressed operating expenses and cost-cutting measures during the sustained downturn. Leaner companies will be better positioned for acceleration in profitability with these higher earnings eventually translating to market gains for growth stock investors.

The Lutheran Brotherhood Growth Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that show above average potential for growth in earnings.

A Share
Ticker                     LBGAX
Net Assets           $21,587,077
NAV                        $8.94

B Share
Ticker                     LBGBX
Net Assets            $7,910,765
NAV                        $8.74

Institutional Share
Ticker                       N/A
Net Assets            $4,609,153
NAV                        $9.22

Top 10 Industries
[CHART OMITTED]

1.       Communication Services      0.7%
2.       Consumer Discretionary     18.9
3.       Consumer Staples            6.6
4.       Energy                      4.0
5.       Financials                 17.6
6.       Health Care                21.8
7.       Industrials                 8.3
8.       Information Technology     18.5
9.       Materials                   0.7

Portfolio Composition
(% of Portfolio)
[CHART OMITTED]

1.       Common Stocks               97.1%
2.       Short - Term Investments     2.9

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Average Annual Total Returns/1/
October 31, 2002
                                                   Since
                                                  Inception
Class A shares/2/          1-Year                 10/29/99
without sales charge      (21.23)%                (18.43)%
with sales charge         (24.37)%                (19.53)%

                                                  Since
                                                 Inception
Class B Shares/2/         1-Year                 10/29/97
without sales charge     (21.82)%                (19.04)%
with sales charge        (24.95)%                (19.58)%

                                                  Since
                                                 Inception
Institutional Shares/3/     1-Year               10/29/97
without sales charge       (20.17)%              (17.59)%

Value of a $10,000 Investment
Class A Shares*
[CHART OMITTED]

                                                          ------------------
                                                            Lipper Median
Month End                   LB Growth       S&P 500/ Barra   Large Cap        Consumer Price
Date                        Fund            Growth**         Growth Funds     Index***
--------------------------- --------------- ---------------- ---------------- -------------------
         October 31, 1999           10000            10000             10000              10000
                                    10064            10428             10505              10006
                                    11140            11200             11653              10006
                     2000           10686            10454             11159              10030
                                    11076            10673             11796              10089
                                    12054            11661             12503              10172
                                    11385            11083             11854              10178
                                    10774            10631             11184              10184
                                    11518            11489             12007              10244
                                    11309            10978             11771              10262
                                    12269            11613             12815              10273
                                    11379            10480             11915              10327
                                    10826            10208             11270              10345
                                     9465             9122              9730              10351
                                     9540             8727              9741              10345
                     2001            9855             8976             10050              10410
                                     8290             7921              8568              10452
                                     7475             7208              7772              10476
                                     8226             7851              8543              10517
                                     8173             7870              8489              10565
                                     7900             7758              8231              10583
                                     7638             7738              7989              10553
                                     7022             7218              7358              10553
                                     6358             6732              6645              10600
                                     6603             6981              6885              10565
                                     7243             7597              7506              10547
                                     7219             7610              7529              10505
                     2002            7027             7598              7347              10529
                                     6678             7374              7041              10571
                                     6958             7549              7329              10630
                                     6405             7009              6827              10681
                                     6271             6873              6685              10681
                                     5724             6322              6131              10687
                                     5294             6018              5683              10699
                                     5317             6056              5697              10735
                                     4799             5429              5150              10752
         October 31, 2002            5201             5932              5564              10779

/*/ As you compare performance, please note that the Fund's performance reflects the maximum 4% sales charge, while the Consumer
Price Index and the S&P 500/Barra Growth Index do not reflect any such charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.
/**/ An unmanaged index comprised of 500 stocks designed to represent performance of the large-cap segment of the U.S. equity markets. "S&P 500 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for
Lutherans.  The product is not sponsored, endorsed, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.
/***/ The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or  less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Class B performance reflects the maximum
contingent   deferred sales charge (CDSC) of 5%, declining 1% each year during the first  five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Fund

[PHOTO OMITTED]

Frederick L. Plautz, Portfolio Manager
Mr. Plautz began serving as portfolio manager of the Lutheran Brotherhood Fund in February 2002. He joined Thrivent Investment Management in 1995 and has served as a portfolio manager since 1995.

Large-company growth and value stock valuations trended lower over the one-year period ended October 31, 2002. The Lutheran Brotherhood Fund finished the reporting period with a (17.49)% total return, while its Lipper, Inc., peer group of large-capitalization core funds averaged a (16.28)% total return. The Fund’s market benchmark, the broad large-company S&P 500 Index, posted a (15.10)% total return over this time.

Earnings Estimates Disappoint

Growth stocks stalled in the spring months of the period, with energy and utility shares leading the market lower in May and June. As the period progressed, selling pressure intensified, fueled by downcast earnings estimate revisions and corporate governance concerns. As a result, both growth and value shares came under heavy pressure in the third quarter, offering investors limited opportunities for refuge.

Within the technology sector, shares of semiconductor and computer equipment manufacturers suffered the heaviest losses, while issuers less dependent on business spending, such as consumer software providers, generally fared better. Across many industries, limited internal trading among key management personnel underscored poor earnings visibility. Stocks recovered broadly late in the recording period during October, however, amid hopes of lower interest rates and increased prospects for fiscal support following the November elections.

While a number of the Fund’s health care and financial holdings delivered disappointing returns during the period, we were able to bolster relative performance by investing across a broad array of industries, while underweighting the struggling utility and technology sectors. In addition, we increased our focus on companies with large market capitalizations, which generally outperformed their smaller competitors. As a result, we were able to keep the Fund’s performance in-line with its peer group throughout much of the reporting period.

Outlook

Despite recent market turbulence, we believe the long-term outlook for large-company growth stocks is constructive. The increased likelihood of permanent tax cuts in 2003 should bode well for equity investors, while rising productivity and fewer unemployment claims hint at continued economic recovery. The extent to which the expanding economy can stimulate corporate earnings growth will likely be the key to performance of large-company growth stocks over the coming year.

As always, we will keep close watch over earnings estimate revisions, as well as internal trading activity among corporate executives. While we believe a number of market segments are well-positioned for growth, we are particularly bullish on the energy sector. Given the limited supply of harvested natural gas and chances for U.S. military action in Iraq, we believe select energy stocks could see healthy gains over the coming year. Through careful stock selection, we believe these types of issues will provide added value to our existing base of diversified equity holdings.

The Lutheran Brotherhood Fund seeks long-term growth of capital and income by investing primarily in common stocks of leading U.S. companies.

A Share
Ticker                      LUBRX
Net Assets           $724,806,320
NAV                        $15.91

B Share
Ticker                      LUBBX
Net Assets            $65,238,739
NAV                        $15.42

Institutional Share
Ticker                      LBFIX
Net Assets            $40,417,509
NAV                        $15.96

Top 10 Industries
[CHART OMITTED]

1.       Communication Services       2.0%
2.       Consumer Discretionary      19.8
3.       Consumer Staples             9.2
4.       Energy                      11.5
5.       Financials                  18.6
6.       Health Care                 13.4
7.       Industrials                 10.3
8.       Information Technology      12.3
9.       Materials                    0.2
10.      Utilities                    0.5

Portfolio Composition
(% of Portfolio)
[CHART OMITTED]

1.       Common Stocks                97.8%
2.       Short - Term investments      2.2

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Average Annual Total Returns/1/
October 31, 2002

Class A shares/2/         1-Year            5-Year         10-Year
without sales charge     (17.49)%           (2.33)%         6.35%
with sales charge        (20.77)%           (3.12)%         5.92%
                                                           Since
                                                          Inception
Class B Shares/2/          1-Year           5-Year         10/31/97
without sales charge      (18.11)%          (3.05)%         (3.05)%
with sales charge         (21.39)%          (3.05)%         (3.05)%

                                                           Since
                                                          Inception
Institutional Shares/3/     1-Year          5-Year        10/31/97
without sales charge       (17.19)%         (2.04)%        (2.04)%

Value of a $10,000 Investment
Class A Shares*
[CHART OMITTED]

------------------------ ---------------- ------------------ ------------------ ----------------
Month End                LB               S&P 500            Lipper Median      Consumer Price
Date                     Fund             Index**            Large-Cap Core     Index***
                                                             Funds
------------------------ ---------------- ------------------ ------------------ ----------------
      October 31, 1992            10000              10000             10000             10000
                                  10010              10326             10369             10014
                                  10091              10455             10526             10007
                  1993            10285              10552             10645             10056
                                  10318              10684             10723             10092
                                  10616              10910             11000             10127
                                  10437              10659             10799             10155
                                  10697              10927             11051             10169
                                  10733              10962             11086             10183
                                  10640              10930             11076             10183
                                  10954              11334             11481             10212
                                  10936              11247             11474             10233
                                  11047              11491             11637             10275
                                  10760              11369             11479             10282
                                  10967              11511             11729             10282
                  1994            11358              11911             12095             10310
                                  11048              11576             11859             10346
                                  10511              11073             11362             10381
                                  10536              11225             11469             10395
                                  10654              11390             11579             10402
                                  10362              11111             11315             10437
                                  10673              11488             11626             10465
                                  11059              11951             12070             10508
                                  10873              11657             11802             10536
                                  11035              11928             11930             10543
                                  10585              11486             11491             10557
                                  10593              11655             11613             10557
                  1995            10850              11966             11779             10599
                                  11157              12423             12220             10642
                                  11357              12794             12535             10677
                                  11690              13177             12842             10712
                                  12073              13684             13256             10733
                                  12470              14003             13535             10755
                                  13024              14478             13979             10755
                                  12879              14507             14058             10783
                                  13365              15118             14493             10804
                                  13390              15074             14332             10839
                                  14009              15723             14963             10832
                                  13987              16027             15224             10825
                  1996            14380              16583             15638             10889
                                  14557              16726             15846             10924
                                  14631              16889             16049             10980
                                  14916              17146             16284             11023
                                  15175              17570             16590             11044
                                  15086              17638             16567             11051
                                  14358              16866             15857             11072
                                  14746              17216             16290             11093
                                  15516              18182             17040             11128
                                  15748              18695             17384             11164
                                  16895              20101             18547             11185
                                  16396              19703             18317             11185
                  1997            17428              20946             19095             11220
                                  17398              21099             19208             11255
                                  16719              20230             18513             11284
                                  17738              21446             19198             11298
                                  18624              22734             20375             11291
                                  19414              23755             21167             11305
                                  20850              25646             22757             11319
                                  19681              24205             21912             11340
                                  20606              25539             23019             11368
                                  19998              24696             22200             11396
                                  20673              25829             22830             11389
                                  20971              26274             23218             11375
                  1998            21193              26576             23279             11396
                                  22680              28481             24887             11417
                                  23941              29942             26014             11439
                                  24179              30248             26210             11460
                                  23538              29709             25685             11481
                                  24430              30918             26089             11495
                                  23911              30597             25460             11509
                                  19945              26170             21687             11523
                                  21101              27839             22871             11537
                                  23012              30119             24577             11566
                                  24312              31938             25857             11566
                                  25858              33781             26977             11559
                  1999            27161              35193             27956             11587
                                  26588              34099             27020             11601
                                  27979              35463             28128             11636
                                  28562              36846             28957             11721
                                  27545              35976             28245             11721
                                  29297              37973             29886             11721
                                  28195              36788             29034             11756
                                  27973              36604             28805             11784
                                  27153              35601             28105             11841
                                  28903              37855             29817             11862
                                  29708              38627             30538             11869
                                  31158              40902             32599             11869
                  2000            29818              38849             31087             11897
                                  29711              38115             30922             11968
                                  32266              41842             33721             12066
                                  31193              40583             32645             12073
                                  30207              39751             31763             12080
                                  31349              40733             32748             12151
                                  30984              40097             32260             12172
                                  32926              42587             34396             12186
                                  31065              40339             32507             12250
                                  30367              40169             32017             12271
                                  27835              37004             29289             12278
                                  28143              37185             29494             12271
                  2001            28734              38505             30240             12348
                                  25700              34994             27407             12398
                                  23782              32775             25592             12426
                                  25633              35322             27558             12475
                                  25734              35558             27690             12532
                                  24797              34694             26951             12553
                                  24406              34354             26560             12518
                                  22789              32204             24934             12518
                                  21038              29605             22950             12574
                                  21540              30170             23411             12532
                                  23179              32484             25115             12511
                                  23246              32770             25336             12461
                  2002            22721              32292             24898             12489
                                  22073              31669             24385             12539
                                  22889              32859             25268             12609
                                  21571              30868             23812             12670
                                  21403              30640             23600             12670
                                  19861              28458             21892             12677
                                  18186              26238             20208             12691
                                  18219              26411             20307             12733
                                  16231              23541             18205             12754
      October 31, 2002            17773              25612             19698             12786

/*/ As you compare performance, please note that the Fund's performance reflects the maximum 4% sales charge, while the Consumer
Price Index and the S&P 500 Index do not reflect any such charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.
/**/ An unmanaged index comprised of 500 stocks designed to represent performance of the large-cap segment of the U.S. equity markets. "S&P 500 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for
Lutherans.  The product is not sponsored, endorsed, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.
/***/ The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or  less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Class B performance reflects the maximum contingent deferred sales charge (CDSC) of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Value Fund

[PHOTO OMITTED]

Lewis A. Bohanon, Portfolio Manager
Mr. Bohanon began serving as portfolio manager of the Lutheran Brotherhood Value Fund in February 2002. He joined Thrivent Investment Management in 1995 and has served as a portfolio manager since 1995.

After several years of outpacing growth stocks, value stocks delivered disappointing returns over the one-year period ended October 31, 2002. Hurt by a small number of underperforming holdings late in the period, the LB Value Fund finished with a (17.22)% total return, while its Lipper, Inc., peer group of similar large-company value equity funds averaged a (13.89)% total return. The Fund’s market benchmark, the S&P 500/Barra Value Index, generated a (15.78)% total return during this time.

October Proves Haunting

The early months of the reporting period were reflective of long-standing market trends, with value stocks outperforming growth issues in May and June. During this time, the Fund’s best performers were primarily defensive financial and industrial stocks, which helped it keep pace with its peers.

July ushered in the largest quarterly market decline since 1987. Conflicting messages about the economy, a morose earnings environment and disruptions overseas conspired to drive both growth and value stock valuations sharply lower. Although the U.S. economy continued to expand during the third quarter, market participants paid little heed, trading instead on negative market psychology. Throughout this downturn, we were able to buffer the Fund by underweighting telecommunications stocks and staying clear of the hardest-hit technology issues. In fact, strong stock selection within the technology sector was the primary driver behind our strong competitive position through September.

October was one of strongest months of 2002 for the broader market, but proved disappointing for the Fund’s shareholders. In fact, October alone accounted for over two-thirds of the Fund’s underperformance. While many of our holdings posted gains during the month, a relatively small, diversified cluster of defensive stocks and REITs sustained enough losses to pull the Fund’s cumulative one-year returns sharply lower. While it is rare for such a broad cross-section of issuers to underperform at the same time, this is ultimately what transpired in October.

Outlook

Stronger market returns in the fourth quarter support evidence of a moderate, yet encouraging, rebound in corporate earnings. To what extent this momentum carries into the new year could hinge heavily on fourth quarter earnings pre-announcements. Given the relatively slow pace of corporate earnings growth, however, along with traditionally light holiday trading volume, it would not be surprising to see stocks trend sideways over the near-term.

Going forward, we foresee trimming the Fund’s exposure to defensive sectors that have seen significant run-ups in value in 2002, including health care and consumer staples. Conversely, we believe many technology stocks now offer significant upside potential, particularly those that have been battered in spite of sound fundamentals. While we anticipate selectively increasing our technology allocation over the coming months, we will place particular emphasis on larger-company names within consolidating industries. Across all sectors, we intend to focus on high-quality, dividend-paying stocks that are best positioned to benefit from an expanding U.S. economy.

The Lutheran Brotherhood Value Fund seeks long-term growth of capital by investing primarily in common stocks of large companies that are considered undervalued.

A Share
Ticker                     LBVAX
Net Assets           $22,880,965
NAV                       $10.67

B Share
Ticker                     LBVBX
Net Assets            $7,002,895
NAV                       $10.49

Institutional Share
Ticker                       N/A
Net Assets            $4,117,475
NAV                       $10.80

Top 10 Industries
[CHART OMITTED]

1.       Communication Services       5.3%
2.       Consumer Discretionary      11.4
3.       Consumer Staples             7.8
4.       Energy                       8.9
5.       Financials                  26.4
6.       Health Care                 10.2
7.       Industrials                  8.7
8.       Information Technology       7.2
9.       Materials                    4.8
10.      Utilities                    2.9

Portfolio Composition
(% of Portfolio)
[CHART OMITTED]

1.       Common Stocks                93.7%
2.       Par Value Short - Term Inv.   6.3

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Average Annual Total Returns/1/
October 31, 2002
                                          Since
                                         Inception
Class A shares/2/         1-Year         10/29/99
without sales charge     (17.22)%         (9.54)%
with sales charge        (20.54)%        (10.76)%

                                          Since
                                         Inception
Class B Shares/2/         1-Year         10/29/97
without sales charge     (17.79)%        (10.20)%
with sales charge        (21.08)%        (10.80)%

                                          Since
                                         Inception
Institutional Shares/3/   1-Year         10/29/97
without sales charge     (16.51)%         (8.85)%

Value of a $10,000 Investment
Class A Shares*
[CHART OMITTED]

                                                    ---------------------
                                                       Lipper Median
Month End            LB Value Fund     S&P 500/ Barra  Large Cap Value     Consumer Price
Date                                   Value Index**   Funds               Index***
-------------------- ----------------- --------------- ------------------- -------------------
  October 31, 1999             10000           10000              10000                10000
                                9662            9941              10062                10006
                               10013           10315              10376                10006
              2000              9662            9987               9959                10030
                                9364            9363               9571                10089
                               10298           10339              10497                10172
                               10166           10270              10388                10178
                               10060           10302              10358                10184
                               10033            9895              10279                10244
                               10013           10093              10215                10262
                               10636           10770              10844                10273
                               10325           10768              10582                10327
                               10444           10969              10755                10345
                                9894           10407              10183                10351
                               10206           10942              10571                10345
              2001             10259           11407              10759                10410
                                9688           10651              10214                10452
                                9229           10230               9538                10476
                                9774           10924              10271                10517
                                9900           11039              10431                10565
                                9608           10681              10111                10583
                                9608           10496              10065                10553
                                9176            9890               9601                10553
                                8499            8951               8857                10600
                                8579            8951               8919                10565
                                9097            9519               9470                10547
                                9233            9665               9621                10505
              2002              9066            9400               9472                10529
                                9006            9316               9424                10571
                                9446            9794               9830                10630
                                9153            9303               9416                10681
                                9146            9340               9428                10681
                                8540            8752               8801                10687
                                7807            7806               8046                10699
                                7834            7860               8084                10735
                                7035            6962               7169                10752
  October 31, 2002              7101            7541               7693                10779

/*/ As you compare performance, please note that the Fund's performance reflects the maximum 4% sales charge, while the Consumer
Price Index and the S&P 500 Index do not reflect any such charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.
/**/ An unmanaged index comprised of 500 stocks designed to represent performance of the large-cap segment of the U.S. equity markets. "S&P 500 Index" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for
Lutherans.  The product is not sponsored, endorsed, or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index.
/***/ The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or  less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Class B performance reflects the maximum
contingent   deferred sales charge (CDSC) of 5%, declining 1% each year during the first  five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood High Yield Fund

[PHOTOS OMITTED]

Paul J. Ocenasek and Mark L. Simenstad, Portfolio Co-Managers
Mr. Ocenasek joined Thrivent Financial in 1987 and has served as a portfolio manager since 1997. Mr. Simenstad has been a portfolio manager with Thrivent Investment Management since 1999.

The high-yield bond market exhibited the early signs of rallying several times throughout the year, but the weight of the problematic telecommunications sector, weak overall equity markets, corporate malfeasance, and a spate of credit downgrades proved too much to overcome over the twelve-month period ending October 31, 2002. The Lutheran Brotherhood High Yield Fund finished the reporting period with a (9.91)% total return. Its Lipper, Inc peer group of similar high-yield funds averaged a total return of (4.13)%. The Fund’s market benchmark, the Lehman High Yield Index, returned (5.49)% over this same time period.

Lower Credit Quality Punished

Early in the period, high-yield bonds showed signs of improvement and investors funneled more than $8 billion into the market with fund managers investing these funds in defensive industries such as health care and the food and beverage areas, driving up prices. As the year continued, high-profile balance sheet meltdowns and even outright fraud occurred, resulting in investor’s fleeing all but the most credit-sound companies in the sectors most affected by the plague of accounting irregularities. Well-established, once stable companies in the telecommunications and energy trading sectors were especially impacted and the Fund’s holdings in these sectors suffered accordingly.

Market illiquidity was also of chief concern over the period. The high-yield market, as well as the Fund, witnessed significant bond price markdowns even as little to no trading occurred. Lack of exposure to the gaming sector hurt results but, providing a degree of ballast was our above-average exposure to a number of stable, well-performing industries, such as consumer products, food, and packaging. In summary, our slightly higher exposure to the telecommunications and energy trading sectors versus our peers, along with some equity-sensitive illiquid securities, were key factors behind the Fund’s underperformance.

Credit downgrades bring opportunity

Some very large companies saw their debt downgraded, from high-quality to “junk” status over the period because of corporate malfeasance. These massive credit downgrades, especially among telecommunications and long-distance providers, placed additional pressures on the traditional high-yield market. The sheer volume of this “fallen angel” debt swamped the high-yield market and added to the balance inequity in the buyer and seller equation. While credit downgrades are often construed as negative, they also bring opportunities. We were able to take advantage of some of these better quality fallen credits at attractive prices and believe many of these positions will recover and bear fruit for the patient investor.

Outlook

In spite of another period of weakness in the high-yield bond market, our outlook for 2003 has improved markedly. Economic indicators are starting to look better with a growing economy, low inflation and a low interest rate environment. Company earnings and, correspondingly, the equity markets, showed signs of improvement late in the reporting period. Corporate cost-cutting and better productivity will position firms well for the eventual profit recovery. The problems that we have seen in our system that have enabled accounting and misconduct scandals are being addressed. As corporate profitability improves and the U.S. economy gains momentum, history has shown that high-yield bond prices tend to rise. We continue to de-emphasize the lowest rated highest risk triple C category in favor of higher quality single and double B credits because we believe they still offer good relative value. We believe that the patient investor will be eventually rewarded and that the fund is positioned well for an upturn in fortunes.

The Lutheran Brotherhood High Yield Fund seeks high current income and, secondarily growth of capital by investing primarily in high-yielding ("junk") corporate bonds.*

A Share
Ticker                      LBHYX
Net Assets           $488,782,877
NAV                         $4.23

B Share
Ticker                      LUHBY
Net Assets            $34,899,723
NAV                         $4.23

Institutional Share
Ticker                      LBHIX
Net Assets            $10,890,800
NAV                         $4.23

Top 10 Industries
[CHART OMITTED]

1.       Communications               18.0
2.       Consumer Cyclical            17.1
3.       Consumer Noncyclical         13.5
4.       Energy                        1.5
5.       Finance                       9.8
6.       Industrial - Transportation   3.9
7.       Industrial - Basic            6.1
8.       Industrial - Energy           5.3
9.       Technology                    0.6
10.      Utilities (Bonds)             5.3

Portfolio Composition
(% of Portfolio)
[CHART OMITTED]

1.       Long - Term Fixed Income      90.3%
2.       Preferred Stocks               3.4
3.       Short - Term Investments       5.8
4.       Common Stocks                  0.5

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Average Annual Total Returns/1/
October 31, 2002

Class A Shares/2/          1-Year           5-Year        10-Year
without sales charge       (9.91)%          (5.12)%        3.13%
with sales charge         (13.55)%          (5.90)%        2.71%

                                                            Since
                                                           Inception
Class B Shares/2/         1-Year            5-Year        10/31/97
without sales charge     (10.58)%           (5.79)%        (5.79)%
with sales charge        (13.82)%           (5.79)%        (5.79)%

                                                            Since
                                                           Inception
Institutional Shares/3/   1-Year            5-Year         10/31/97
without sales charge      (9.60)%           (4.85)%         (4.85)%

Value of a $10,000 Investment
Class A Shares**
[CHART OMITTED]

--------------------- ---------------- ---------------- ------------------- ---------------
Month End             LB High Yield    Lehman High      Lipper Median       Consumer Price
                                                        High Current
Date                  Fund             Yield Index      Income              Index***
--------------------- ---------------- ---------------- ------------------- ---------------
    October 31, 1992           10000             10000            10000            10000
                                9768             10126            10148            10014
                                9992             10241            10283            10007
                1993           10402             10539            10563            10056
                               10528             10725            10767            10092
                               10731             10863            10980            10127
                               10774             10958            11066            10155
                               10957             11088            11241            10169
                               11294             11321            11502            10183
                               11384             11431            11616            10183
                               11475             11527            11702            10212
                               11471             11557            11738            10233
                               11830             11790            12001            10275
                               11874             11847            12078            10282
                               12077             11994            12257            10282
                1994           12433             12254            12548            10310
                               12390             12222            12525            10346
                               11931             11760            12121            10381
                               11748             11680            11946            10395
                               11794             11686            11973            10402
                               11801             11722            11956            10437
                               11706             11822            11935            10465
                               11792             11906            11942            10508
                               11736             11907            11942            10536
                               11774             11936            11930            10543
                               11491             11785            11770            10557
                               11438             11872            11784            10557
                1995           11490             12034            11880            10599
                               11928             12447            12203            10642
                               12050             12581            12314            10677
                               12341             12901            12614            10712
                               12592             13262            12894            10733
                               12660             13351            12934            10755
                               13059             13519            13162            10755
                               13113             13561            13197            10783
                               13227             13728            13355            10804
                               13297             13813            13461            10839
                               13456             13934            13552            10832
                               13655             14153            13758            10825
                1996           13983             14402            14044            10889
                               14342             14414            14163            10924
                               14202             14404            14111            10980
                               14276             14435            14222            11023
                               14411             14522            14333            11044
                               14300             14642            14352            11051
                               14187             14710            14429            11072
                               14421             14869            14659            11093
                               14896             15227            15043            11128
                               14845             15344            15124            11164
                               14987             15647            15404            11185
                               15152             15759            15587            11185
                1997           15332             15914            15743            11220
                               15529             16176            16025            11255
                               15041             15935            15706            11284
                               15039             16103            15833            11298
                               15616             16447            16240            11291
                               16042             16676            16503            11305
                               16593             17134            16932            11319
                               16643             17095            16966            11340
                               17150             17433            17363            11368
                               16987             17449            17295            11396
                               17021             17617            17434            11389
                               17194             17772            17629            11375
                1998           17543             18092            17967            11396
                               17784             18198            18102            11417
                               18008             18369            18332            11439
                               17913             18441            18383            11460
                               17856             18506            18387            11481
                               17933             18572            18403            11495
                               18029             18678            18532            11509
                               16611             17647            17278            11523
                               16377             17726            17162            11537
                               16044             17363            16790            11566
                               16818             18084            17720            11566
                               16860             18103            17656            11559
                1999           17124             18371            17921            11587
                               17061             18263            17860            11601
                               17247             18436            18119            11636
                               17800             18794            18508            11721
                               17477             18540            18166            11721
                               17595             18502            18153            11721
                               17692             18576            18169            11756
                               17447             18369            17993            11784
                               17352             18237            17889            11841
                               17278             18117            17848            11862
                               17664             18330            18148            11869
                               18049             18536            18362            11869
                2000           18084             18456            18252            11897
                               18436             18491            18367            11968
                               18084             18103            18071            12066
                               17800             18132            18055            12073
                               17445             17945            17768            12080
                               17739             18311            18096            12151
                               17610             18450            18163            12172
                               17554             18576            18274            12186
                               17185             18414            18022            12250
                               16377             17825            17447            12271
                               14924             17119            16568            12278
                               15106             17449            16924            12271
                2001           16326             18756            18029            12348
                               16341             19006            18130            12398
                               15614             18557            17660            12426
                               15267             18327            17510            12475
                               15437             18657            17712            12532
                               14895             18135            17302            12553
                               14936             18401            17451            12518
                               15084             18618            17593            12518
                               14062             17367            16423            12574
                               14496             17796            16846            12532
                               14878             18446            17397            12511
                               14844             18370            17340            12461
                2002           15034             18499            17411            12489
                               14699             18240            17185            12539
                               14993             18679            17516            12609
                               15116             18978            17707            12670
                               14831             18880            17581            12670
                               13861             17488            16708            12677
                               13304             16724            16175            12691
                               13455             17200            16396            12733
                               13211             16975            16160            12754
    October 31, 2002           13059             16827            16100            12786

/*/ High-yield bonds carry greater volatility and risk than investment-grade bonds.
/**/ As you compare performance, please note that the Fund's performance reflects the maximum 4% sales charge, while the Consumer
Price Index and the Lehman High Yield Index do not reflect any such charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.
/***/ The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or  less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Class B performance reflects the maximum
contingent   deferred sales charge (CDSC) of 5%, declining 1% each year during the first  five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Income Fund

[PHOTOS OMITTED]

Michael G. Landreville and Alan D. Onstad, Portfolio Co-Managers
Mr. Landreville joined Thrivent Investment Management in 1983 and has served as a portfolio manager since 1998. Mr. Onstad joined Thrivent Investment Management in 1973 and has served as a portfolio manager since 1995.

Investment-grade bonds generated positive returns over the 12-month period ended October 31, 2002, as investors increasingly traded out of equities in favor of higher-quality fixed-income securities. Hurt by an overweighting in corporate bonds, the Lutheran Brotherhood Income Fund earned a 0.25% total return for the period, underperforming its Lipper, Inc., peer group of corporate debt A-rated funds, which gained an average of 3.66%. The Fund’s market benchmark, the Lehman Brothers Aggregate Index, posted a 5.89% total return.

Corporates Succumb to Selling Pressure

Investment-grade bonds delivered respectable returns early in the reporting period, with credits issued by large corporations outperforming U.S. Treasury bonds through March. During this time, steady demand for corporates, coupled with tightening yield spreads, pointed to a brighter economic outlook and renewed investor optimism.

Market sentiment quickly deteriorated in April, driving corporate bond prices lower, while stimulating demand for Treasuries and other safe-haven assets. In the months leading up to WorldCom’s descent into bankruptcy, telecommunication credits joined utility issues as the primary laggards in the corporate universe. While our mortgage- and asset-backed holdings provided the Fund with some degree of cushion, our overweight position in higher-risk securities caused the Fund to significantly underperform its peers during the third quarter. Disappointing individual credit performance further hampered the Fund’s relative returns.

A broad rally in the equity markets boosted corporate bond prices in October, while putting pressure on Treasury valuations. Steadily rising interest rates provided further evidence of a drift toward risk-premium assets late in the period. Unfortunately, our shareholders were able to reap little in the way of gains in October, owing to our earlier efforts to increase the Fund’s credit quality.

Outlook

If the economy continues on its present trajectory, the fixed-income markets could grow increasingly bifurcated over the coming year, with corporate bonds regaining market leadership over Treasuries and other high-quality credits. Such a trend would provide welcome relief to investors in lower-tier corporate bonds, but could reduce overall fixed-income returns, as market participants migrate toward higher-risk asset classes.

Going forward, we anticipate selectively increasing our exposure to investment-grade corporates, which could outperform in a climate of increased business investment. Nonetheless, we will maintain a healthy allocation in Treasuries and collateralized securities for purposes of diversification. It is important to note that even during periods of market volatility, bonds offer the benefit of coupon-generated income, which can help offset price fluctuations. For investors with sufficiently long time horizons, this added source of income can have a measurable effect on long-term returns.

Moody's Bond Quality Rating Distribution
[CHART OMITTED]

Aaa                            53.2%
Aa                              7.8%
A                              19.0%
Baa                            16.9%
Ba                              2.2%
B                               0.9%
Caa                             0.0%
Ca                              0.0%
C                               0.0%
D                               0.0%
Not Rated                       0.0%

                        -------------
                              100.0%
                        =============

The Lutheran Brotherhood Income Fund seeks high current income while preserving principal and, secondarily, long-term growth of capital by investing primarily in investment-grade bonds and other income-producing securities.

A Share
Ticker                        LUBIX
Net Assets             $629,317,757
NAV                           $8.34

B Share
Ticker                        LUIBX
Net Assets              $31,731,406
NAV                           $8.32

Institutional Share
Ticker                        LBIIX
Net Assets              $40,141,826
NAV                           $8.34

Portfolio Composition
(% of Portfolio)
[CHART OMITTED]

1.       Long - Term Fixed Income    79.2%
2.       Preferred Stocks             0.3
3.       Short - Term Investments    20.5

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Average Annual Total Returns/1/
October 31, 2002

Class A Shares/2/        1-Year         5-Year              10-Year
without sales charge      0.25%          5.32%               6.04%
with sales charge        (3.72)%         4.46%               5.61%

                                                            Since
                                                           Inception
Class B Shares/2/        1-Year         5-Year             10/31/97
without sales charge     (0.49)%         4.53%               4.53%
with sales charge        (4.32)%         4.53%               4.53%

                                                            Since
                                                           Inception
Institutional Shares/3/         1-Year         5-Year      10/31/97
without sales charge             0.65%          5.61%        5.61%

Value of a $10,000 Investment
Class A Shares*
[CHART OMITTED]

                                 -------------------
                                     Lehman
Month End            LB Income       Aggregate        Lipper Median       Consumer Price
Date                 Fund            Bond Index       Corp. Debt A        Index**
-------------------- --------------- ---------------- ------------------- -------------------
  October 31, 1992           10000            10000               10000            10000
                              9605            10002                9998            10014
                              9762            10161               10165            10007
              1993            9961            10356               10384            10056
                             10172            10537               10618            10092
                             10207            10582               10656            10127
                             10276            10656               10727            10155
                             10278            10670               10730            10169
                             10471            10863               10968            10183
                             10564            10925               11050            10183
                             10771            11116               11305            10212
                             10807            11146               11338            10233
                             10855            11187               11391            10275
                             10708            11092               11246            10282
                             10750            11152               11294            10282
              1994           10889            11302               11465            10310
                             10644            11106               11213            10346
                             10324            10831               10919            10381
                             10234            10745               10797            10395
                             10204            10744               10763            10402
                             10137            10720               10727            10437
                             10355            10933               10917            10465
                             10350            10946               10920            10508
                             10158            10786               10749            10536
                             10116            10776               10719            10543
                             10124            10752               10698            10557
                             10228            10826               10774            10557
              1995           10428            11041               10958            10599
                             10656            11303               11207            10642
                             10728            11372               11283            10677
                             10892            11532               11436            10712
                             11359            11978               11916            10733
                             11445            12065               11997            10755
                             11361            12039               11943            10755
                             11516            12184               12093            10783
                             11618            12303               12215            10804
                             11787            12463               12387            10839
                             11972            12650               12579            10832
                             12153            12827               12767            10825
              1996           12216            12911               12827            10889
                             11934            12687               12561            10924
                             11803            12598               12458            10980
                             11728            12527               12365            11023
                             11707            12502               12340            11044
                             11858            12670               12485            11051
                             11881            12704               12510            11072
                             11817            12682               12480            11093
                             12041            12903               12700            11128
                             12325            13189               12979            11164
                             12566            13415               13219            11185
                             12421            13290               13077            11185
              1997           12460            13331               13101            11220
                             12498            13365               13139            11255
                             12314            13216               12977            11284
                             12472            13415               13155            11298
                             12586            13542               13267            11291
                             12773            13703               13429            11305
                             13143            14073               13822            11319
                             12997            13954               13667            11340
                             13202            14160               13874            11368
                             13317            14365               14053            11396
                             13369            14432               14109            11389
                             13460            14577               14248            11375
              1998           13654            14764               14432            11396
                             13660            14752               14406            11417
                             13730            14802               14450            11439
                             13800            14879               14515            11460
                             13918            15021               14658            11481
                             14053            15148               14780            11495
                             14060            15180               14786            11509
                             14131            15428               14988            11523
                             14529            15789               15323            11537
                             14438            15705               15168            11566
                             14610            15794               15277            11566
                             14658            15842               15331            11559
              1999           14792            15954               15444            11587
                             14457            15675               15106            11601
                             14540            15761               15198            11636
                             14574            15812               15227            11721
                             14353            15673               15052            11721
                             14286            15622               14973            11721
                             14234            15557               14911            11756
                             14199            15549               14873            11784
                             14337            15729               15018            11841
                             14338            15788               15031            11862
                             14355            15786               15031            11869
                             14294            15710               14950            11869
              2000           14241            15658               14909            11897
                             14419            15848               15062            11968
                             14597            16057               15254            12066
                             14507            16010               15138            12073
                             14436            16002               15078            12080
                             14799            16335               15385            12151
                             14926            16484               15515            12172
                             15128            16723               15721            12186
                             15165            16828               15803            12250
                             15202            16939               15866            12271
                             15406            17217               16117            12278
                             15756            17537               16437            12271
              2001           16096            17823               16707            12348
                             16248            17978               16859            12398
                             16286            18068               16930            12426
                             16171            17992               16818            12475
                             16248            18100               16914            12532
                             16286            18169               16977            12553
                             16635            18576               17360            12518
                             16791            18790               17548            12518
                             16870            19008               17693            12574
                             17215            19405               18049            12532
                             17009            19137               17814            12511
                             16860            19015               17677            12461
              2002           16950            19169               17787            12489
                             17055            19355               17924            12539
                             16859            19033               17617            12609
                             17106            19403               17931            12670
                             17213            19567               18072            12670
                             17217            19738               18177            12677
                             17079            19977               18348            12691
                             17351            20314               18653            12733
                             17561            20643               18936            12754
  October 31, 2002           17258            20548               18775            12786

/*/ As you compare performance, please note that the Fund's performance reflects the maximum 4% sales charge, while the Consumer
Price Index and the Lehman Aggregate Bond Index do not reflect any such charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.
/**/ The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or  less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Class B performance reflects the maximum
contingent   deferred sales charge (CDSC) of 5%, declining 1% each year during the first  five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Municipal Bond Fund

[PHOTO OMITTED]

Janet I. Grangaard, Portfolio Manager
Ms. Grangaard joined Thrivent Investment Management in 1988 and has served as a portfolio manager since 1994.

The municipal bond market rallied for much of the 12-month period ended October 31, 2002 as volatility in the corporate bond and stock market caused investors to continue their flight-to-quality. The yield curve steepened as market participants flocked to shorter-term municipals, wary of locking in the historically low yields of longer-term municipal bonds. The Lutheran Brotherhood Municipal Bond Fund provided investors with an impressive total return of 4.91% over the period, compared to the Fund’s Lipper, Inc. peer group’s return of 4.37%. The Fund’s benchmark, the Lehman Municipal Bond Index, returned 5.87% for the period.

Flight-to-quality still apparent

Municipal bonds shone as investors sought safety in these instruments for most of the period. As the stock market continued its volatile descent, money poured into the high-quality U.S. treasuries and municipal bond funds, which drove prices up to levels not seen in decades. The Fund’s performance was enhanced by non-callable bonds, or bonds that can not be redeemed by the issuer before maturity. Issuers typically call bonds when interest rates decline in order to lower their borrowing costs. Our holdings in zero coupon bonds also helped performance as these bonds performed well in the declining interest rate environment. The Fund was fortunate to have less exposure than our peer group to housing bonds as many of these bonds were called away due to the large number of mortgage refinancings. A larger cash position than our peers slightly hindered the performance of the Fund for the period.

Outlook

Our outlook for 2003 is cautiously optimistic. Municipal securities have done very well over the last several years as investors continued their flight from more risky asset classes. Going forward, however, we believe that interest rates cannot sustain these 40-year lows indefinitely. As interest rates begin to rise, the demand for municipal bonds may decline as prices diminish. After the prosperity of the 1990‘s, current credit ratings are at high historical levels. As such, we think we may see some slight deterioration in credit quality in select areas, as many states are currently running significant budget deficits. A recent report revealed that there are fifteen states carrying a negative outlook from at least one credit rating agency. While municipals may be near the end of the record-setting rally of the last few years, they still provide valuable long-term benefits for tax sensitive investors in a well-diversified portfolio.

The Lutheran Brotherhood Municipal Bond Fund seeks high current income that is exempt from federal income tax by investing in investment-grade municipal bonds.*

A Share
Ticker                        LUBMX
Net Assets             $645,354,348
NAV                           $9.15

B Share
Ticker                        LBBBX
Net Assets              $22,293,979
NAV                           $9.13

Institutional Share
Ticker                        LBBIX
Net Assets               $3,236,081
NAV                           $9.15

Portfolio Composition
(% of Portfolio)
[CHART OMITTED]

1.       Long - Term Fixed Income    96.2%
2.       Short - Term Investments     3.8

Moody's Bond Quality Rating Distribution
[CHART OMITTED}

Aaa                             65.5%
Aa                              14.6%
A                               11.7%
Baa                              7.8%
Ba                               0.0%
B                                0.1%
Caa                              0.0%
Ca                               0.0%
C                                0.0%
D                                0.0%
Not Rated                        0.3%

                        --------------
                               100.0%
                        ==============

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Average Annual Total Returns/1/
October 31, 2002

Class A shares/2/        1-Year          5-Year             10-Year
without sales charge      4.91%           5.75%              6.60%
with sales charge         0.72%           4.89%              6.16%

                                                            Since
                                                           Inception
Class B Shares/2/        1-Year          5-Year            10/31/97
without sales charge      4.15%           4.97%              4.97%
with sales charge         0.15%           4.97%              4.97%

                                                            Since
                                                           Inception
Institutional Shares/3/   1-Year         5-Year            10/31/97
without sales charge       5.08%          5.96%              5.96%

Value of a $10,000 Investment
Class A Shares**
[CHART OMITTED]

----------------------- ------------------ ------------------- ----------------- -------------------
Month End               LB Municipal       Lehman Municipal    Lipper Median     Consumer Price
Date                    Bond Fund          Bond Index          General           Index***
                                                               Municipal
                                                               Debt Funds
----------------------- ------------------ ------------------- ----------------- -------------------
     October 31, 1992              10000               10000             10000                10000
                                    9822               10179             10255                10014
                                    9968               10283             10381                10007
                 1993              10065               10402             10498                10056
                                   10435               10779             10910                10092
                                   10365               10664             10782                10127
                                   10464               10772             10899                10155
                                   10514               10832             10961                10169
                                   10711               11013             11149                10183
                                   10713               11028             11149                10183
                                   10948               11257             11397                10212
                                   11074               11385             11531                10233
                                   11145               11407             11554                10275
                                   11019               11307             11433                10282
                                   11262               11545             11661                10282
                 1994              11386               11677             11795                10310
                                   11064               11374             11481                10346
                                   10547               10911             10979                10381
                                   10596               11004             11019                10395
                                   10698               11100             11118                10402
                                   10616               11032             11046                10437
                                   10810               11234             11241                10465
                                   10847               11273             11269                10508
                                   10699               11108             11087                10536
                                   10484               10910             10876                10543
                                   10283               10713             10651                10557
                                   10521               10948             10911                10557
                 1995              10842               11261             11235                10599
                                   11191               11589             11569                10642
                                   11310               11722             11673                10677
                                   11320               11736             11672                10712
                                   11701               12111             12036                10733
                                   11547               12005             11905                10755
                                   11627               12119             11981                10755
                                   11773               12273             12113                10783
                                   11864               12351             12186                10804
                                   12053               12530             12373                10839
                                   12300               12738             12610                10832
                                   12434               12860             12750                10825
                 1996              12526               12958             12810                10889
                                   12419               12870             12709                10924
                                   12212               12705             12507                10980
                                   12148               12669             12451                11023
                                   12140               12664             12453                11044
                                   12265               12802             12570                11051
                                   12376               12919             12683                11072
                                   12369               12916             12673                11093
                                   12554               13097             12855                11128
                                   12696               13245             12993                11164
                                   12941               13487             13222                11185
                                   12862               13431             13164                11185
                 1997              12886               13456             13165                11220
                                   12999               13580             13280                11255
                                   12828               13399             13107                11284
                                   12913               13512             13215                11298
                                   13104               13715             13404                11291
                                   13234               13861             13548                11305
                                   13626               14245             13956                11319
                                   13466               14112             13790                11340
                                   13676               14279             13957                11368
                                   13748               14371             14042                11396
                                   13835               14456             14121                11389
                                   14063               14667             14344                11375
                 1998              14213               14818             14477                11396
                                   14207               14822             14468                11417
                                   14200               14836             14471                11439
                                   14130               14769             14379                11460
                                   14363               15002             14616                11481
                                   14421               15061             14664                11495
                                   14447               15098             14685                11509
                                   14682               15332             14912                11523
                                   14887               15524             15091                11537
                                   14864               15524             15034                11566
                                   14907               15578             15079                11566
                                   14933               15617             15106                11559
                 1999              15108               15803             15274                11587
                                   15002               15734             15173                11601
                                   15012               15756             15175                11636
                                   15038               15795             15211                11721
                                   14931               15672             15123                11721
                                   14706               15407             14905                11721
                                   14767               15435             14959                11756
                                   14625               15311             14781                11784
                                   14635               15317             14745                11841
                                   14475               15152             14530                11862
                                   14622               15312             14672                11869
                                   14477               15198             14531                11869
                 2000              14401               15132             14420                11897
                                   14568               15308             14610                11968
                                   14893               15643             14933                12066
                                   14798               15551             14833                12073
                                   14721               15470             14722                12080
                                   15104               15880             15095                12151
                                   15328               16101             15298                12172
                                   15570               16349             15535                12186
                                   15456               16264             15440                12250
                                   15646               16441             15599                12271
                                   15766               16566             15699                12278
                                   16176               16975             16115                12271
                 2001              16333               17143             16226                12348
                                   16381               17198             16286                12398
                                   16520               17353             16425                12426
                                   16310               17165             16195                12475
                                   16488               17351             16370                12532
                                   16611               17467             16499                12553
                                   16865               17725             16751                12518
                                   17158               18018             17048                12518
                                   17113               17957             16935                12574
                                   17333               18170             17125                12532
                                   17173               18018             16943                12511
                                   16975               17846             16759                12461
                 2002              17273               18155             17017                12489
                                   17493               18375             17223                12539
                                   17095               18015             16883                12609
                                   17432               18366             17186                12670
                                   17538               18478             17282                12670
                                   17741               18674             17456                12677
                                   17964               18915             17678                12691
                                   18168               19142             17867                12733
                                   18551               19561             18268                12754
     October 31, 2002              18184               19236             17889                12786

/*/ Investors may be subject to state taxes and federal alternative minimum tax.
/**/ As you compare performance, please note that the Fund's performance reflects the maximum 4% sales charge, while the Consumer
Price Index and the Lehman Municipal Bond Index do not reflect any such charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.
/***/ The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
/2/ Class A performance has been restated to reflect the maximum sales charge of 4%. Class B performance reflects the maximum
contingent   deferred sales charge (CDSC) of 5%, declining 1% each year during the first  five years and then converting to Class A shares after the fifth year.
/3/ Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Limited Maturity Bond Fund

[PHOTO OMITTED]

Michael G. Landreville, Portfolio Manager
Mr. Landreville joined Thrivent Investment Management in 1983 and has served as a portfolio manager since 1998.

Short- and intermediate-term bond prices edged upward over the 12 months ended October 31, 2002, spurred by stock market volatility and increased demand for safe-haven assets. The Lutheran Brotherhood Limited Maturity Bond Fund gained 2.51% for the period, while its Lipper, Inc., peer group of short- and intermediate-term bond funds advanced by an average of 3.99%. The Fund’s market benchmark, the Lehman Brothers Government/Corporate 1-5 Year Index, generated a 5.70% total return for the period.

High Quality Credits Outperform

Early in the period, rising short- and intermediate-term Treasury yields, coupled with robust demand for corporate bonds, provided evidence of an improving economic climate. Through the first quarter, the Fund’s shorter maturity and higher-than-average exposure to corporates boosted relative performance. As word spread of earnings downgrades and corporate accounting irregularities later in the year, stock market volatility escalated sharply, sending investors fleeing to the fixed-income markets for protection. This flight to quality helped prop up the performance of short- and limited-maturity bonds, but hurt the overall market for corporate issues.

Through September, utility and telecommunications issues sustained heavy losses, while corporates in other sectors experienced periods of underperformance, as well. Although the Fund’s above-average corporate allocation resulted in disappointing relative returns, our holdings in U.S. Treasuries, mortgage- and asset-backed securities helped the Fund gain ground in absolute terms.

Market conditions reversed course in October, with investors rotating back into corporates, while shunning the highest-quality issues. During the month, the yield spread between corporate bonds and longer-dated Treasuries narrowed, resulting in shrinking risk premiums and stronger relative Fund performance.

Outlook

In the coming year, fixed-income returns are likely to be heavily influenced by stock market performance. If equity conditions stabilize, we would not be surprised to see shorter-maturity bonds lose some momentum. The financial markets are still fraught with uncertainty, however, including worries over corporate earnings growth and the potential for U.S. military action in Iraq. If investor confidence wavers to any degree, short- and intermediate-term bonds could see a rapid resurgence in demand. With the economy expanding and interest rates on the rise, we believe corporate bonds offer fixed-income investors the best potential for near-term gains. Over the coming months, we will continue to seek out attractively valued corporates to compliment the Fund’s holdings in U.S. Treasuries, collateralized bonds and other investment-grade securities. As always, we believe shorter-term bonds are a compelling option for investors seeking to strike a balance between preservation of principal and long-term capital appreciation.

The Lutheran Brotherhood Limited Maturity Bond Fund seeks a high level of current income with stability of principal by investing primarily in high-quality intermediate- and shorter-term bonds.

A Share
Ticker                      LBLAX
Net Assets            $73,938,945
NAV                        $12.75

B Share
Ticker                        N/A
Net Assets             $5,754,961
NAV                        $12.75

Institutional Share
Ticker                        N/A
Net Assets            $14,010,741
NAV                        $12.74

Portfolio Composition
(% of Portfolio)
[CHART OMITTED]

1.       Long - Term Fixed Income    77.9%
2.       Preferred Stocks              0.6
3.       Short - Term Investments     21.5

Moody's Bond Quality Rating Distribution
[CHART OMITTED]

Aaa                                   68.3%
Aa                                     6.2%
A                                     13.0%
Baa                                   10.2%
Ba                                     2.2%
B                                      0.1%
Caa                                    0.0%
Ca                                     0.0%
C                                      0.0%
D                                      0.0%
Not Rated                              0.0%

                        --------------------
                                     100.0%
                        ====================

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Average Annual Total Returns/1/
October 31, 2002

                                                  Since
                                                 Inception
Class A shares                  1-Year           10/29/99
without sales charge             2.51%             6.42%

                                                  Since
                                                 Inception
Class B Shares                  1-Year            10/29/99
without sales charge             2.51%              6.42%

                                                  Since
                                                  Inception
Institutional Shares/2/         1-Year            10/29/99
without sales charge             2.77%              6.69%

Value of a $10,000 Investment
Class A Shares*
[CHART OMITTED]

-------------------- ------------------- ------------------ ------------------- ----------------
Month End            LB Limited          Lehman             Lipper Median       Consumer Price
Date                 Maturity Bond Fund  Government/        Short/Intermediate  Index**
                                         Corporate 1-5      Investment Grade
                                         year Index
                                                            Debt Funds
-------------------- ------------------- ------------------ ------------------- ----------------
  October 31, 1999               10000              10000               10000            10000
                                 10036              10017               10017            10006
                                  9993              10009               10003            10006
              2000                9941               9989                9969            10030
                                 10035              10065               10043            10089
                                 10115              10139               10134            10172
                                 10105              10141               10116            10178
                                 10114              10172               10125            10184
                                 10292              10312               10289            10244
                                 10344              10385               10354            10262
                                 10447              10484               10458            10273
                                 10500              10582               10553            10327
                                 10520              10627               10586            10345
                                 10626              10743               10709            10351
                                 10791              10902               10880            10345
              2001               11001              11068               11041            10410
                                 11060              11158               11136            10452
                                 11154              11250               11213            10476
                                 11178              11263               11187            10517
                                 11233              11330               11246            10565
                                 11277              11373               11286            10583
                                 11435              11557               11497            10553
                                 11532              11651               11591            10553
                                 11631              11842               11734            10600
                                 11767              11987               11875            10565
                                 11712              11914               11755            10547
                                 11654              11888               11703            10505
              2002               11716              11932               11745            10529
                                 11778              12005               11821            10571
                                 11674              11884               11683            10630
                                 11816              12051               11833            10681
                                 11910              12146               11929            10681
                                 11933              12251               11992            10687
                                 11922              12398               12098            10699
                                 12014              12509               12228            10735
                                 12145              12673               12380            10752
  October 31, 2002               12063              12671               12348            10779

/*/ As you compare performance, please note that the Fund's performance reflects the maximum 4% sales charge, while the Consumer
Price Index and the Lehman Government/Corporate 1-5 year index does not reflect any such charges.  If you were to purchase any of the above individual stocks or funds represented in these Indexes, any charges you would pay would reduce your total return as well.
/**/ The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or  less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
/2/ Class I shares have no sales load and are for institutional shareholders only.

Lutheran Brotherhood Money Market Fund

[PHOTO OMITTED]

Gail R. Onan, Portfolio Manager
Ms. Onan joined Thrivent Investment Management in 1969 and has served as a portfolio manager since 1994.

Money market yields marched lower along with overall short-term market interest rates for the 12-month period ending October 31, 2002. The Lutheran Brotherhood Money Market Fund provided investors with a total return of 1.06%, while the Fund’s Lipper, Inc. money market peer group earned an average total return of 1.27%.

Federal Reserve Policy

Economic data over the period indicated soft economic performance in addition to heightened geopolitical risks, corporate accounting scandals, and executive suite malfeasance. This uncertainty inhibited spending, production and employment over the period. In response to these lackluster economic reports, the Federal Open Market Committee, (FOMC) the monetary policy setting arm of the U.S. Federal Reserve, continued to try to stimulate the economy by cutting its target for the federal funds rate three times over the period. The federal funds rate is the overnight interest rate at which depository institutions can borrow from the Federal Reserve. Changes in the federal funds rate affects interest rates, and, ultimately, the economy, including employment, production, and prices of goods and services. With investors anticipating an end to lower interest rates in March and again in October, we saw an opportunity to lock in higher yields by extending the Fund’s duration. By investing in longer dated securities during these periods, we were able to keep the Fund’s overall yield levels constant for future months.

Supply of Commercial Paper Limited

Beginning in the fourth quarter of 2001, the operating environment for money market participants changed significantly. Investors shunned issuers burdened with high levels of short-term debt following the bankruptcy of Enron and WorldCom. In response, many companies cut back on short-term financing which significantly decreased the supply of commercial paper. While the supply of commercial paper diminished, we were still able to keep the fund fully invested in only the highest quality money market instruments.

Outlook

Currently, money market funds are reinvesting maturing securities at lower yield levels, and we expect this to continue until the domestic economy shows sign of strength from its current tepid state, which should happen in 2003. It is likely that the FOMC will not lower rates any further and may begin to raise rates as the economy picks up steam. Once the economy improves, interest rates will edge up and money market yields will rise. We believe investors will start to shift from the safety of money market funds back into the equities and corporate bond markets. We plan on maximizing liquidity for next year to prepare for this eventual shift out of money market funds.

We have always taken a very conservative credit position and invest in a broad range of industries and maturities. We focus on strong, top tier companies with established and growing track records in terms of company fundamentals, strong balance sheets, customer service focus and leaders in their respective industries. We try to add value to our shareholders by following a conservative investment approach centered on the highest-quality money market securities.

The Lutheran Brotherhood Money Market Fund seeks current income with stability of principal by investing in high-quality short-term debt securities.*

A Share
Ticker                        LBMXX
Net Assets             $623,944,136
NAV                           $1.00

B Share
Ticker                        LBBXX
Net Assets               $1,397,918
NAV                           $1.00

Institutional Share
Ticker                        LBIXX
Net Assets              $34,223,269
NAV                           $1.00

Portfolio Composition
(% of Portfolio)
[CHART OMITTED]

1.       Short - Term Investments   100.0%

Quoted Fund performance is for Class A shares and does not reflect a sales charge.

Average Annual Total Returns/1/
October 31, 2002

Class A shares          1-Year          5-Year       10-Year
without sales charge     1.06%           3.94%        3.91%

                                                            Since
                                                           Inception
Class B shares            1-Year         5-Year            10/31/97
without sales charge       1.06%          3.94%              3.94%

                                                            Since
                                                           Inception
Institutional shares/2/   1-Year         5-Year            10/31/97
without sales charge       1.46%          4.29%              4.29%

         Seven-Day Yields**
         Effective         Annualized
         0.91%    0.91%
         0.91%    0.91%
         1.39%    1.40%

/*/ An investment in the LB Money Market Fund is not insured or guaranteed by the FDIC or any other government agency. Although the
Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.
/**/ Seven-day yields of the LB Money Market Fund refer to the income generated by an investment in the Fund over a specified seven-day period. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.
/1/ Past performance is not an indication of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or  less than their original cost. At various times, the Fund's adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund's total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
/2/ Class I shares have no sales load and are for institutional shareholders only.

PricewaterhouseCoopers LLP LOGO
                                                        PricewaterhouseCoopers LLP
                                                        650 Third Avenue South, Suite 1300
                                                        Minneapolis, MN  55402-4333
                                                        Telephone       (612) 596 6000
                                                        Facsimile       (612) 373 7160

                       Report of Independent Accountants

To the Trustees and Shareholders of
  The Lutheran Brotherhood Family of Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of  investments,  and the related  statements of operations and of changes  in net assets  and the  financial  highlights  present  fairly,  in all material respects,  the financial position of Lutheran  Brotherhood  Opportunity
Growth Fund,  Lutheran  Brotherhood  Mid Cap Growth Fund,  Lutheran  Brotherhood
World Growth Fund, Lutheran  Brotherhood Growth Fund, Lutheran Brotherhood Fund,
Lutheran  Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran
Brotherhood  Income Fund,  Lutheran  Brotherhood  Municipal Bond Fund,  Lutheran
Brotherhood  Limited  Maturity Bond Fund and Lutheran  Brotherhood  Money Market
Fund (each a series in The Lutheran  Brotherhood Family of Funds) at October 31,
2002, the results of their  operations  for the year then ended,  the changes in their net  assets  for each of the two years in the  period  then  ended and the financial  highlights  for each of the periods  indicated,  in  conformity  with accounting principles generally accepted in the United States of America.  These
financial  statements  and  financial  highlights   (hereafter  referred  to  as
“financial  statements”)  are the  responsibility  of management;  our responsibility  is to express an opinion on these financial  statements based on our audits. We conducted our audits of these financial  statements in accordance with  auditing  standards  generally  accepted in the United  States of America, which require that we plan and perform the audit to obtain reasonable  assurance about whether the financial  statements  are free of material  misstatement.  An audit includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the financial  statements,  assessing the  accounting  principles used and  significant  estimates made by management,  and evaluating the overall financial  statement  presentation.  We believe that our audits,  which included confirmation  of  securities  at October  31,  2002 by  correspondence  with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

December 6, 2002

Lutheran Brotherhood Opportunity Growth Fund
Schedule of Investments as of October 31, 2002(a)

Shares              Common Stocks (91.2%)                    Market Value
-------------------------------------------------------------------------------
Consumer Cyclical (0.3%)
         7,600      Rent-A-Center, Inc.*                       $337,060
                    Total Consumer Cyclical                     337,060

Consumer Discretionary (19.2%)
        13,200      99 CENTS Only Stores*                       357,060
         5,100      Advance Auto Parts, Inc.*                   273,105
        12,800      ADVO, Inc.*                                 388,352
        11,800      AFC Enterprises, Inc.*                      215,586
        19,300      AnnTaylor Stores Corporation*               452,199
         8,500      BorgWarner, Inc.                            382,330
        26,300      Buca, Inc.*                                 187,519
        25,400      California Pizza Kitchen, Inc.*             673,633
        19,800      CEC Entertainment, Inc.*                    550,440
        60,800      Charming Shoppes, Inc.*                     279,680
        15,350      Cheesecake Factory, Inc.*                   520,365
        25,850      Chico's FAS, Inc.*                          498,905
         8,675      Christopher & Banks Corporation*            231,623
        12,400      Coach, Inc.*                                368,900
        13,100      Columbia Sportswear Company*                526,882
        17,900      Copart, Inc.*                               190,993
        34,400      Cost Plus, Inc.*                            994,194
        39,800      Cumulus Media, Inc.*                        682,172
        18,900      Emmis Communications Corporation*           412,398
         9,000      Entercom Communications
                    Corporation*                                442,980
        29,000      Entravision Communications
                    Corporation*                                346,840
        10,000      Fred's, Inc.                                272,910
        53,300      Gartner Group, Inc.*                        426,400
        29,200      Genesco, Inc.*                              466,032
         7,700      Gentex Corporation*                         226,996
        34,400      Getty Images, Inc.*                         985,904
        23,200      Gymboree Corporation*                       425,952
        15,500      Harman International  Industries, Inc.      868,000
        21,800      Hibbett Sporting Goods, Inc.*               477,202
        21,350      Hot Topic, Inc.*                            416,325
        19,200      Insight Enterprises, Inc.*                  146,688
         7,800      KB Home                                     368,160
        17,100      Linens 'n Things, Inc.*                     402,021
        40,900      Macrovision Corporation*                    527,610
         7,800      Michaels Stores, Inc.*                      350,688
        13,300      MSC Industrial Direct Co., Inc.*            172,368
        27,400      O'Reilly Automotive, Inc.*                  747,198
        43,900      Oakley, Inc.*                               518,898
        15,100      P.F. Chang's China Bistro, Inc.*            520,950
        13,925      Pacific Sunwear of California, Inc.*        325,427
         9,800      Panera Bread Company*                       318,500
        12,700      PETsMART, Inc.*                             242,697
        18,400      Pier 1 Imports, Inc.                        346,840
        48,100      Prime Hospitality Corporation*              388,648
        24,000      Quiksilver, Inc.*                           576,240
        18,900      Radio One, Inc.*                            315,252
        21,700      RARE Hospitality International, Inc.*       578,956
        14,200      Ruby Tuesday, Inc.                          247,790
         6,100      Scholastic Corporation*                     269,315
        25,600      Sinclair Brodcast Group, Inc.*              302,848
        11,950      Sonic Corporation*                          278,077
        20,700      Spanish Broadcasting System, Inc.*          137,241
        60,800      Stride Rite Corporation                     519,840
        23,550      Too, Inc.*                                  595,815
        46,500      Tower Automotive, Inc.*                     246,450
        14,300      Ultimate Electronics, Inc.*                 188,474
         7,300      Urban Outfitters, Inc.*                     175,346
        33,700      ValueVision Media, Inc.*                    445,514
                    Total Consumer Discretionary             23,795,728

Consumer Staples (2.3%)
        10,500      American Italian Pasta Company*             361,725
        23,600      Career Education Corporation*               946,596
        16,650      First Horizon Pharmaceutical
                    Corporation*                                 61,106
        12,800      Performance Food Group Company*             476,032
        32,100      United Natural Foods, Inc.*                 780,030
         5,200      Whole Foods Market, Inc.*                   242,601
                    Total Consumer Staples                    2,868,090

Energy (6.6%)
        13,600      Atwood Oceanics, Inc.*                      405,280
        18,000      Cal Dive International, Inc.*               395,460
        11,500      Evergreen Resources, Inc.*                  472,995
        14,200      FMC Technologies, Inc.*                     262,700
        34,700      Key Energy Services, Inc.*                  309,871
        14,500      Newfield Exploration Company*               507,355
        17,100      Oceaneering International, Inc.*            473,670
        28,900      Offshore Logistics, Inc.*                   620,483
        19,400      Patterson-UTI Energy, Inc.*                 561,048
        16,300      Pioneer Natural Resources Company*          405,381
        17,000      Precision Drilling Corporation*             580,550
        19,100      Pride International, Inc.*                  265,108
        10,900      SEACOR SMIT, Inc.*                          447,990
        13,100      Spinnaker Exploration Company*              252,175
         9,800      Stone Energy Corporation*                   315,168
        23,050      TETRA Technologies, Inc.*                   480,593
        37,800      Ultra Petroleum Corporation*                311,094
        45,400      XTO Energy, Inc.                          1,091,870
                    Total Energy                              8,158,791

Finance (1.5%)
         8,750      BlackRock, Inc.*                            312,550
        24,900      Corporate Executive Board Company*          826,431
        28,650      Doral Financial Corporation                 752,349
                    Total Finance                             1,891,330

Financials (6.4%)
         7,800      Affiliated Managers Group, Inc.*            404,976
        10,250      Arthur J. Gallagher & Company               274,905
        13,500      Boston Private Financial Holdings, Inc.     248,535
         4,300      City National Corporation                   194,575
        10,300      Commerce Bancorp, Inc.                      472,873
        23,400      Community First Bankshares, Inc.            641,394
        17,600      East West Bancorp, Inc.                     607,200
        24,300      Financial Federal Corporation*              680,886
        20,600      Greater Bay Bancorp                         313,944
        13,200      HCC Insurance Holdings, Inc.                323,796
         9,800      IndyMac Bancorp, Inc.*                      182,672
        13,600      Investors Financial Services Corporation    417,112
        24,700      New York Community Bancorp, Inc.            717,288
        11,000      PartnerRe, Ltd.                             583,000
        15,600      RenaissanceRe Holdings, Ltd.                639,600
        14,300      Southwest Bancorporation of Texas, Inc.*    403,975
         7,300      Strayer Education, Inc.                     387,995
         9,700      UCBH Holdings, Inc.                         406,333
                    Total Financials                          7,901,059

Health Care (17.9%)
        11,000      Accredo Health, Inc.*                       509,080
        12,000      Affymetrix, Inc.*                           313,200
        17,200      American Medical Systems
                    Holdings, Inc.*                             240,628
        14,600      Amerigroup Corporation*                     426,466
         8,900      AmeriPath, Inc.*                            133,322
         8,800      AMN Healthcare Services, Inc.*              127,248
        18,400      Amsurg Corporation*                         512,624
         9,300      Bio-Rad Laboratories, Inc.*                 396,273
        24,900      Cell Therapeutics, Inc.*                    153,882
         4,500      Cephalon, Inc.*                            $226,080
        22,300      Charles River Laboratories
                    International, Inc.*                        819,525
        13,200      CIMA Labs, Inc.*                            308,352
        11,000      Community Health Systems, Inc.*             258,500
        15,000      Coventry Health Care, Inc.*                 501,900
        21,600      Cytyc Corporation*                          225,936
        14,300      DaVita, Inc.*                               342,771
         7,700      Dianon Systems, Inc.*                       308,000
        47,100      Diversa Corporation*                        457,812
        12,100      Duane Reade, Inc.*                          232,804
        35,200      Endocare, Inc.*                              99,651
        13,600      Henry Schein, Inc.*                         682,312
        22,800      Human Genome Sciences, Inc.*                222,756
        11,900      ICU Medical, Inc.*                          461,125
        20,500      IDEXX Laboratories, Inc.*                   707,250
        13,400      LifePoint Hospitals, Inc.*                  420,090
        16,250      Medical Staffing Network Holdings*          216,775
        27,100      Medicines Company*                          393,492
        11,800      Medicis Pharmaceutical Corporation*         541,620
        17,000      Mid Atlantic Medical Services, Inc.*        618,800
        20,500      Neurocrine Biosciences, Inc.*               920,450
        10,900      NPS Pharmaceuticals, Inc.*                  283,182
         5,250      Odyssey Healthcare, Inc.*                   183,645
         9,900      Patterson Dental Company*                   509,949
         6,300      Pediatrix Medical Group, Inc.*              252,000
        14,600      Pharmaceutical Product
                    Development, Inc.*                          400,040
        22,550      Possis Medical, Inc.*                       251,906
         9,900      Priority Healthcare Corporation*            240,471
        51,200      Protein Design Labs, Inc.*                  424,960
        25,400      Province Healthcare Company*                331,470
        12,400      Renal Care Group, Inc.*                     392,460
         9,900      Respironics, Inc.*                          316,206
        31,700      SangStat Medical Corporation*               591,522
         7,300      Scios, Inc.*                                210,678
        23,100      Sicor, Inc.*                                343,728
        26,000      STERIS Corporation*                         689,780
         7,500      Sunrise Assisted Living, Inc.*              156,000
        14,100      Taro Pharmaceutical Industries, Ltd.*       489,975
        21,900      TECHNE Corporation*                         722,700
         9,300      TheraSense, Inc.*                            55,521
        17,400      Triad Hospitals, Inc.*                      635,100
        13,300      Trimeris, Inc.*                             701,309
         9,900      Varian Medical Systems, Inc.*               477,378
        64,800      Vitalworks, Inc.*                           219,024
        22,300      Wilson Greatbatch Technologies, Inc.*       623,731
        21,300      Wright Medical Group, Inc.*                 366,594
        16,300      Zoll Medical Corporation*                   528,935
                    Total Health Care                        22,176,988

Industrials (12.4%)
        12,250      A.O. Smith Corporation                      269,010
        67,600      Aeroflex, Inc.*                             391,404
        28,500      AGCO Corporation                            723,900
        17,700      Alaska Air Group, Inc.*                     383,028
        10,325      Alliant Techsystems, Inc.*                  621,049
         7,300      Arbitron, Inc *                             249,295
        11,850      AstroPower, Inc.*                            94,089
        18,200      Atlantic Coast Airlines Holdings, Inc.*     240,240
        10,500      C&D Technologies, Inc.                      167,475
         8,700      ChoicePoint, Inc.*                          329,382
        27,300      Corinthian Colleges, Inc.*                1,036,854
         6,300      DRS Technologies, Inc.*                     208,782
        15,800      Education Management Corporation*           579,860
        17,900      Electro Scientific Industries, Inc.*        334,372
         7,600      EMCOR Group, Inc.*                          369,436
         9,300      Esterline Technologies Corporation*         168,795
        16,400      Flowserve Corporation*                      192,208
        17,500      Forward Air Corporation*                    303,275
        12,100      Harsco Corporation                          310,365
        31,600      Heidrick & Struggles
                    International, Inc.*                        393,104
        20,500      Herley Industries, Inc.*                    333,535
        20,300      Iron Mountain, Inc.*                        572,663
        15,600      ITT Educational Services, Inc.*             340,860
        12,600      Knight Transportation, Inc.*                248,724
        34,000      Kroll, Inc.*                                662,320
        62,300      Mesa Air Group, Inc.*                       343,273
        26,900      NCO Group, Inc.*                            369,337
        39,300      On Assignment, Inc.*                        334,089
        28,500      PRG-Schultz International, Inc.*            265,962
        22,500      Resources Connection, Inc.*                 385,200
        20,900      SkyWest, Inc.                               317,074
        19,900      Stericycle, Inc.*                           662,670
        24,200      Swift Transportation Company, Inc.*         389,378
        25,100      Sylvan Learning Systems, Inc.*              383,277
        43,400      TeleTech Holdings, Inc.*                    258,664
         9,300      Trex Company, Inc.*                         265,050
        15,400      University of Phoenix Online*               478,940
        22,900      Waste Connections, Inc.*                    837,682
        25,700      Werner Enterprises, Inc.                    525,565
                    Total Industrials                        15,340,186

Information Technology (21.8%)
        27,300      Actel Corporation*                         $441,985
        25,250      Activision, Inc.*                           517,625
        34,600      Acxiom Corporation*                         435,960
        21,100      ADTRAN, Inc.*                               535,729
        23,400      Advanced Digital Information
                    Corporation*                                165,672
        19,200      Advanced Fibre Communications, Inc.*        310,637
        11,200      Advent Software, Inc.*                      158,032
        14,650      Anaren Microware, Inc.*                     133,330
        15,800      Anteon International Corporation*           363,400
         9,700      Applied Films Corporation*                  137,546
        38,100      Asyst Technologies, Inc.*                   228,600
        23,700      ATMI, Inc.*                                 435,843
        10,013      Avocent Corporation*                        200,260
        20,200      Axcelis Technologies, Inc.*                 108,676
         6,700      Benchmark Electronics, Inc.*                149,142
        56,300      Borland Software Corporation*               756,109
        12,900      Brooks-PRI Automation, Inc.*                197,241
        11,500      Business Objects S.A.*                      171,350
        11,000      CACI International, Inc.*                   450,010
         4,600      Cerner Corporation*                         163,806
        55,600      Citrix Systems, Inc.*                       419,780
        24,900      Cognex Corporation*                         472,104
         2,100      Cognizant Technology Solutions
                    Corporation*                                138,957
        18,150      Cohu, Inc.                                  286,407
         6,400      Cymer, Inc.*                                160,768
        16,600      Documentum, Inc.*                           242,526
        25,800      DSP Group Inc.*                             368,966
         8,600      Emulex Corporation*                         154,370
        31,600      Entegris, Inc.*                             272,076
        22,200      Exar Corporation*                           279,720
        39,300      F5 Networks, Inc.*                          369,027
         8,900      Fair, Isaac and Company, Inc.               342,383
         9,600      FEI Company*                                154,080
        24,600      Fisher Scientific International, Inc.*      703,560
        46,700      Foundry Networks, Inc.*                     330,169
        20,200      Gamestop Corporation*                       361,580
        23,300      GlobeSpan Virata, Inc.*                      64,774
        32,300      Hyperion Solutions Corporation*             872,100
        23,400      Integrated Circuit Systems, Inc.*           478,296
        49,600      Integrated Silicon Solution, Inc.*          139,872
         7,400      Intermagnetics General Corporation*         141,192
         7,100      Itron, Inc.*                                153,999
        35,800      J.D. Edwards & Company*                     424,588
        25,000      JDA Software Group, Inc.*                   218,750
        54,800      Lam Research Corporation*                   689,932
        14,800      LTX Corporation*                             91,760
        30,000      Macromedia, Inc.*                           336,300
         9,500      Manhattan Associates, Inc.*                 213,560
        21,800      MatrixOne, Inc.*                             57,334
        39,200      McDATA Corporation Class A*                 257,936
        19,300      Methode Electronics, Inc.                   177,367
        12,300      Millipore Corporation                       418,323
        26,300      MKS Instruments, Inc.*                      345,319
        46,500      MSC.Software Corporation*                   260,400
        13,000      National Instruments Corporation*           372,970
        14,852      NetIQ Corporation*                          209,562
        28,900      NetScreen Technologies, Inc.*               380,613
        60,600      Oak Technology, Inc.*                       100,596
        14,800      Omnivision Technologies, Inc.               167,536
         7,800      Photon Dynamics, Inc.*                      167,154
         9,500      Photronics, Inc.*                           115,330
        40,100      Pinnacle Systems, Inc.*                     476,789
        24,100      Plexus Corporation*                         258,593
        32,200      Power Integrations, Inc.*                   568,008
        27,850      Powerwave Technologies, Inc.*               128,389
        22,600      Precise Software Solutions, Ltd.*           262,160
        20,900      Quest Software, Inc.*                       228,228
        57,600      RF Micro Devices, Inc.*                     488,966
         9,400      Rudolph Technologies, Inc.*                 160,552
        21,700      SanDisk Corporation*                        429,009
         8,900      Semtech Corporation*                        125,757
        26,400      Skyworks Solutions, Inc.*                   187,440
        41,200      Tekelec*                                    356,792
        26,800      Teledyne Technologies, Inc.*                387,260
        19,950      THQ, Inc.*                                  288,477
        20,300      Tier Technologies, Inc.*                    386,715
        31,700      Titan Corporation*                          408,613
        37,500      Trimble Navigation, Ltd.*                   491,213
        36,000      Ultratech Stepper, Inc.*                    316,800
        18,900      Varian Semiconductor Equipment
                    Associates, Inc.*                           450,198
        25,300      Varian, Inc.*                               744,073
        31,400      webMethods, Inc.*                           227,022
        17,000      Websense, Inc.*                             343,230
        65,700      Wind River Systems, Inc.*                   237,834
        10,800      Zebra Technologies Corporation*             664,416
        26,700      Zoran Corporation*                          400,233
                    Total Information Technology             26,989,756

Materials (1.7%)
        20,000      Cytec Industries, Inc.*                     484,200
        20,400      H.B. Fuller Company                         580,788
        10,900      OM Group, Inc.                               70,741
        28,500      Packaging Corporation of America*           495,330
        19,250      Peabody Energy Corporation                  495,688
                    Total Materials                           2,126,747

Technology (0.6%)
        29,500      Overture Services, Inc.*                    812,135
                    Total Technology                            812,135

Utilities (0.5%)
        29,800      Atmos Energy Corporation                    655,600
                    Total Utilities                             655,600

Total Common Stocks
(Cost $136,346,798) 113,053,470

         Principal
         Amount             Short-Term Investments (8.8%)       Interest Rate    Maturity Date    Market Value
---------------------------------------------------------------------------------------------------------------
         $4,880,000         New Center Asset Trust              1.880%           11/01/2002       $4,880,000
         1,035,000          Thunder Bay Funding, Inc.           1.790            11/04/2002       1,034,845
         5,000,000          Wal-Mart Stores, Inc.               1.750            11/05/2002       4,999,028

         Total Short-Term Investments
         (at amortized cost)        10,913,873
         Total Investments
         (Cost $147,260,671)        $123,967,343

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.

Lutheran Brotherhood Mid Cap Growth Fund
Schedule of Investments as of October 31, 2002(a)

Shares              Common Stocks (93.7%)                    Market Value
-------------------------------------------------------------------------------
Communication Services (0.7%)
      4,482        Adelphia Business Solutions, Inc.*              $157
     51,100        Nextel Communications, Inc.*                 576,408
     13,000        United States Cellular Corporation*          358,800
                   Total Communication Services                 935,365

Consumer Cyclical (0.4%)
      8,200        Hotels.com*                                  511,188
                   Total Consumer Cyclical                      511,188

Consumer Discretionary (21.3%)
     11,400        Abercrombie & Fitch Company*                 203,148
     27,800        Amazon.com, Inc.*                            538,208
     10,500        American Eagle Outfitters, Inc.*             152,145
      7,100        AutoZone, Inc.*                              608,967
     19,160        Bed Bath & Beyond, Inc.*                     679,413
     23,800        Belo Corporation                             549,780
      8,850        Best Buy Company, Inc.*                      182,398
      7,200        BJ's Wholesale Club, Inc.*                   145,584
     18,200        Blockbuster, Inc.                            436,254
     28,700        Brinker International, Inc.*                 814,793
     16,500        Carnival Corporation                         430,980
      8,200        CBRL Group, Inc.                             192,126
      5,600        CDW Computer Centers, Inc.*                  296,912
     14,600        CEC Entertainment, Inc.*                     405,880
     12,150        Cheesecake Factory, Inc.*                    411,885
     18,400        Chico's FAS, Inc.*                           355,120
     38,800        Coach, Inc.*                               1,154,300
     10,500        Cost Plus, Inc.*                             303,460
     16,200        Cox Radio, Inc.*                             384,588
     23,900        Darden Restaurants, Inc.                     453,622
     23,980        Dollar Tree Stores, Inc.*                    630,434
      5,100        eBay, Inc.*                                  322,626
      6,500        Entercom Communications
                   Corporation*                                 319,930
     12,700        Extended Stay America, Inc.*                 158,750
     14,300        Family Dollar Stores, Inc.                   440,297
     25,700        Gentex Corporation*                          757,636
     23,700        Getty Images, Inc.*                          679,242
      9,540        Harley-Davidson, Inc.                        498,942
     13,000        Harman International Industries, Inc.        728,000
     32,000        Hispanic Broadcasting Corporation*           688,000
      8,000        Hot Topic, Inc.*                             156,000
      6,100        Jones Apparel Group, Inc.*                   211,304
     24,300        Lamar Advertising Company*                   824,742
      3,600        Lennar Corporation                           198,612
     23,100        Limited Brands, Inc.                         361,977
     20,850        Lin TV Corporation*                          430,136
      6,200        Linens 'n Things, Inc.*                      145,762
     24,700        Macrovision Corporation*                     318,630
     33,500        Mattel, Inc.                                 615,060
     14,000        Michaels Stores, Inc.*                       629,440
     18,500        O'Reilly Automotive, Inc.*                   504,495
     15,400        Office Depot, Inc.*                          221,606
     14,800        P.F. Chang's China Bistro, Inc.*             510,600
     15,300        PETsMART, Inc.*                              292,383
     15,600        Pier 1 Imports, Inc.                         294,060
     24,800        Radio One, Inc.                              413,664
      9,800        Ross Stores, Inc.                            410,130
      4,700        Scholastic Corporation*                      207,505
     11,500        Sonic Corporation*                           267,605
     29,000        Staples, Inc.*                               449,500
     15,000        Starbucks Corporation*                       356,250
      6,600        Starwood Hotels & Resorts
                   Worldwide, Inc.                              153,780
     10,000        Superior Industries International, Inc.      424,700
     18,800        Talbots, Inc.                                521,136
     10,600        Tiffany & Company                            277,508
     18,100        TJX Companies, Inc.                          371,412
     17,600        Toll Brothers, Inc.*                         360,448
      5,900        Too, Inc.*                                   149,270
     26,900        Univision Communications, Inc.*              696,979
     14,900        USA Interactive, Inc.*                       376,821
     12,000        Weight Watchers International, Inc.*         568,200
      5,300        Wendy's International, Inc.                  167,904
     30,500        Westwood One, Inc.*                        1,107,150
     30,400        Williams-Sonoma, Inc.*                       723,520
     13,200        Yum! Brands, Inc. *                          297,396
                   Total Consumer Discretionary              27,939,105

Consumer Staples (1.5%)
     17,400        Career Education Corporation*                697,914
     14,700        CVS Corporation                              407,631
      4,800        Hershey Foods Corporation                    312,336
      6,100        Pepsi Bottling Group, Inc.                   164,395
      7,450        Whole Foods Market, Inc.*                    347,572
                   Total Consumer Staples                     1,929,848

Energy (7.7%)
     12,500        Apache Corporation                           675,750
     21,520        BJ Services Company*                         652,702
      7,706        Cimarex Energy Company*                      122,525
      7,784        ConocoPhillips                               377,524
      5,500        Cooper Cameron Corporation*                  256,410
      7,583        Devon Energy Corporation                     382,941
     10,100        ENSCO International, Inc.                    273,104
     12,300        EOG Resources, Inc.                          455,469
     11,700        Equitable Resources, Inc.                    416,520
     27,854        GlobalSantaFe Corporation                    665,711
     14,500        Helmerich & Payne, Inc.                      410,495
      3,300        Murphy Oil Corporation                       276,639
     12,300        Nabors Industries, Ltd.                      430,131
     10,100        Noble Corporation*                           326,432
     14,000        Noble Energy, Inc.                           509,460
     33,300        Ocean Energy, Inc.                           620,379
     15,125        Patina Oil & Gas Corporation                 440,894
      8,200        Pioneer Natural Resources Company*           203,934
      6,700        Pogo Producing Company                       241,535
      7,900        SEACOR SMIT, Inc.*                           324,690
     21,220        Smith International, Inc.*                   663,337
     13,400        Weatherford International, Ltd.*             536,536
     31,850        XTO Energy, Inc.                             765,993
                   Total Energy                              10,029,111

Finance (1.2%)
     12,150        BlackRock, Inc.*                             433,998
     13,500        Corporate Executive Board Company*           448,065
     11,500        Dime Bancorp, Inc. Warrants                    1,150
     23,850        Doral Financial Corporation                  626,301
                   Total Finance                              1,509,514

Financials (8.7%)
     13,900        A.G. Edwards, Inc.                           457,310
     18,600        ACE, Ltd.                                    571,950
      4,000        Affiliated Managers Group, Inc.*             207,680
      9,550        Ambac Financial Group, Inc.                  590,190
     10,300        Arthur J. Gallagher & Company                276,246
     13,300        Bank of Hawaii Corporation                   393,946
      6,000        Capital One Financial Corporation            182,820
      7,770        Charter One Financial, Inc.                  235,275
     10,450        City National Corporation                    472,863
      7,300        Commerce Bancorp, Inc.                       335,143
     12,000        Countrywide Credit Industries, Inc.*         603,720
     12,500        East West Bancorp, Inc.                      431,250
     17,300        Eaton Vance Corporation                      496,683
     12,000        Everest Re Group, Ltd.                       696,240
      7,800        Federated Investors Inc.                     209,040
      9,570        Fidelity National Financial, Inc.            289,014
      9,000        Investors Financial Services
                   Corporation                                  276,030
      4,800        Legg Mason, Inc.                             223,008
      8,700        Moody's Corporation                          409,770
      8,200        National Commerce Financial
                   Corporation                                  200,736
     10,300        New York Community Bancorp, Inc.             299,318
     10,700        North Fork Bancorporation, Inc.              411,522
      4,900        PartnerRe, Ltd.                              259,700
     10,000        Radian Group, Inc.                           352,700
      5,300        RenaissanceRe Holdings, Ltd.                 217,300
      5,200        SEI Investments Company                      138,788
      7,300        SLM Corporation                              750,002
      7,300        TCF Financial Corporation                    309,812
     13,150        Union Planters Corporation                   371,619
     13,200        United Bankshares, Inc.                      398,904
      5,000        XL Capital, Ltd.                             380,750
                   Total Financials                          11,449,329

Health Care (19.0%)
      6,300        Accredo Health, Inc.*                        291,564
     11,900        AdvancePCS, Inc.*                            298,690
      7,200        Affymetrix, Inc.*                            187,920
      5,000        Allergan, Inc.                               272,250
     13,700        AmerisourceBergen Corporation                974,755
      4,400        Amgen, Inc.*                                 204,864
     10,603        Anthem, Inc.*                                667,989
     25,500        Applera Corporation                          515,865
      3,100        Barr Laboratories, Inc.*                     182,373
      6,200        Biogen, Inc.*                                227,478
     11,757        Biomet, Inc.                                 346,361
     20,900        Biovail Corporation*                         661,485
      7,800        Boston Scientific Corporation*               293,514
     34,500        Caremark Rx, Inc.*                           610,650
      6,000        Cephalon, Inc.*                              301,440
      8,300        Charles River Laboratories
                   International, Inc.*                         305,025
     25,400        Community Health Systems, Inc.*              596,900
     27,300        Cytyc Corporation*                           285,558
      6,900        Dentsply International, Inc.                 254,748
      6,700        Enzon, Inc.*                                 129,980
     10,400        Express Scripts, Inc.*                       563,472
     26,400        First Health Group Corporation*              685,872
      7,740        Forest Laboratories, Inc.*                   758,443
     17,900        Genzyme Corporation*                         498,515
     35,800        Gilead Sciences, Inc.*                     1,243,692
     31,750        Health Management Associates, Inc.           607,060
     13,600        Henry Schein, Inc.*                          682,312
     21,350        IDEC Pharmaceuticals Corporation*            982,527
     16,000        IDEXX Laboratories, Inc.*                    552,000
      8,000        Invitrogen Corp.*                            222,560
     18,550        IVAX Corporation*                            232,803
     21,124        King Pharmaceuticals, Inc.*                  324,253
     18,900        Laboratory Corporation of America
                   Holdings*                                    455,490
     10,400        Lincare Holdings, Inc.*                      354,328
     21,700        Manor Care, Inc.*                            429,009
     14,100        Medicis Pharmaceutical Corporation*          647,190
     28,700        MedImmune, Inc.*                             733,285
     20,200        Millennium Pharmaceuticals, Inc.*            150,288
      6,500        Oxford Health Plans, Inc.*                   231,140
      9,200        Patterson Dental Company*                    473,892
     10,200        Province Healthcare Company*                 133,110
     10,200        Quest Diagnostics, Inc.*                     651,066
      6,000        Scios, Inc.*                                 173,160
     10,500        Shire Pharmaceuticals Group PLC*             245,280
     17,800        Sicor, Inc.*                                 264,864
     14,100        St. Jude Medical, Inc.*                      502,101
     17,000        STERIS Corporation*                          451,010
      5,000        Stryker Corporation                          315,500
     14,100        TECHNE Corporation*                          465,300
      9,800        Tenet Healthcare Corporation*                281,750
      4,700        Teva Pharmaceutical Industries , Ltd.        363,921
     17,000        Triad Hospitals, Inc.*                       620,500
      9,400        Universal Health Services, Inc.*             455,712
     13,900        Varian Medical Systems, Inc.*                670,258
      5,600        WellPoint Health Networks, Inc.*             421,176
     11,100        Zimmer Holdings, Inc.*                       457,542
                   Total Health Care                         24,909,790

Industrials (10.7%)
     13,050        Alliant Techsystems, Inc.*                   784,958
      8,800        American Standard Companies, Inc.*           586,960
     25,100        Apollo Group, Inc.*                        1,041,650
     25,200        BISYS Group, Inc *                           451,080
     10,600        C.H. Robinson Worldwide, Inc.                313,442
     21,400        CheckFree Corporation*                       348,392
     18,800        ChoicePoint, Inc.*                           711,768
     13,200        Cintas Corporation                           623,964
     20,300        Concord EFS, Inc.*                           289,884
     21,500        Convergys Corporation*                       319,920
     16,700        Corinthian Colleges, Inc.*                   634,266
      7,100        Danaher Corporation                          410,735
     11,100        Deere & Company                              514,929
      5,000        DST Systems, Inc.*                           153,750
     13,800        Electro Scientific Industries, Inc.*         257,784
     17,700        Equifax, Inc.                                417,012
     18,520        Expeditors International of
                   Washington, Inc.                             583,565
     12,900        Fastenal Company                             437,955
     15,950        Fiserv, Inc.*                                498,278
      4,500        H&R Block, Inc.                              199,710
     14,500        IMS Health, Inc.                             218,080
     11,400        L-3 Communications Holdings, Inc.*           535,800
     16,800        Manpower, Inc.                               572,880
     15,700        Precision Castparts Corporation              304,737
     22,200        Republic Services, Inc.*                     456,876
     32,700        Robert Half International, Inc.*             546,090
     14,000        Sabre Holdings Corp.*                        268,520
      9,100        Shaw Group, Inc.*                            136,136
     31,400        Southwest Airlines Company                   458,440
      6,400        SPX Corporation*                             268,864
      9,300        Swift Transportation Company, Inc.*          149,637
      9,300        W.W. Grainger, Inc.                          450,678
                   Total Industrials                         13,946,740

Information Technology (20.0%)
     11,250        Activision, Inc.*                            230,625
     58,428        ADC Telecommunications, Inc.*                 92,316
      8,500        Adobe Systems, Inc.                          200,940
      7,900        Advent Software, Inc.*                       111,469
     20,600        Affiliated Computer Services, Inc.*          948,630
     18,800        Altera Corporation*                          220,336
     12,900        Amphenol Corporation*                        496,650
     17,100        Analog Devices, Inc.*                        458,280
     21,800        ATI Technologies, Inc.*                      139,956
     23,100        AVX Corporation                              217,602
      5,700        BARRA, Inc.*                                 204,573
     58,900        BEA Systems, Inc.*                           476,442
     12,000        BMC Software, Inc.*                          191,280
      6,100        Broadcom Corporation*                         73,078
     21,650        Brocade Communications
                   Systems, Inc.*                               148,736
     14,700        Business Objects S.A.*                       219,030
     32,300        Cadence Design Systems, Inc.*                327,199
      9,000        Celestica, Inc. ADR                          124,200
     30,500        Check Point Software
                   Technologies, Ltd.*                          420,595
     68,600        Citrix Systems, Inc.*                        517,930
     47,200        Compuware Corporation*                       228,967
     25,300        Comverse Technology, Inc.*                   182,160
     25,300        Cymer, Inc.*                                 635,536
     16,100        Electronic Arts, Inc.*                     1,048,432
     28,900        EMC Corporation*                             147,679
      9,000        Emulex Corporation*                          161,550
     18,000        Fairchild Semiconductor
                   International, Inc.*                         214,200
     22,302        Flextronics International, Ltd.*             186,445
     14,800        Gamestop Corporation*                        264,920
      9,900        Integrated Circuit Systems, Inc.*            202,356
     21,200        Integrated Device Technology, Inc.*          209,392
      8,000        Internet Security Systems, Inc.*             147,680
     29,100        Intersil Corporation*                        494,409
     24,100        Intuit, Inc.*                              1,251,272
      6,000        Investment Technology Group, Inc.*           191,400
     11,600        Jabil Circuit, Inc.*                         178,988
     11,500        Jack Henry & Associates, Inc.                118,209
     18,480        KLA-Tencor Corporation*                      658,442
     47,900        Lam Research Corporation*                    603,061
      4,300        Lexmark International, Inc.*                 255,506
      6,300        Linear Technology Corporation                174,132
     20,400        Macromedia, Inc.*                            228,684
      9,600        Marvell Technology Group, Ltd.*              155,616
      8,060        Maxim Integrated Products, Inc.              256,630
     11,300        Mercury Interactive Corporation*             297,981
     47,310        Microchip Technology, Inc.                 1,154,364
     11,200        Millipore Corporation                        380,912
     14,100        National Instruments Corporation*            404,529
     21,600        National Semiconductor Corporation*          286,848
     12,600        NCR Corporation*                             280,224
      5,900        NetIQ Corporation*                            83,249
     10,800        Network Appliance, Inc.*                      96,887
     17,900        Network Associates, Inc.*                    284,431
     27,030        Novellus Systems, Inc.*                      854,148
     10,300        PeopleSoft, Inc.*                            186,430
     22,300        Plexus Corporation*                          239,279
     17,100        Polycom, Inc.*                               168,435
     17,300        QLogic Corporation*                          601,348
     87,400        Rational Software Corporation*              $578,588
     22,400        RF Micro Devices, Inc.*                      190,154
     13,800        Semtech Corporation*                         194,994
     14,400        Siebel Systems, Inc.*                        108,288
     29,160        SunGard Data Systems, Inc.*                  646,477
     19,800        Symantec Corporation*                        792,000
     13,800        Synopsys, Inc.*                              522,330
     12,900        Tech Data Corporation*                       412,155
     43,500        Tekelec, Inc.*                               376,710
     21,500        Tektronix, Inc.*                             379,905
      6,300        THQ, Inc.*                                    91,098
     10,900        Titan Corporation*                           140,501
      9,700        UTStarcom, Inc.*                             165,676
     18,400        Varian Semiconductor Equipment Inc.*         438,288
     15,500        VeriSign, Inc.                               125,085
     33,600        VERITAS Software Corporation*                512,400
     27,500        Vishay Intertechnology, Inc.*                283,250
     17,600        Waters Corporation*                          443,168
     35,100        Wind River Systems, Inc.*                    127,062
     19,740        Xilinx, Inc.*                                374,863
                   Total Information Technology              26,237,590

Materials (1.8%)
     20,600        Arch Coal, Inc.                              357,616
     14,900        Cytec Industries, Inc.*                      360,729
     13,100        Ecolab, Inc.                                 632,075
     12,900        Phelps Dodge Corporation*                    400,158
      9,900        Praxair, Inc.                                539,550
                   Total Materials                            2,290,128

Technology (0.6%)
     27,500        Overture Services, Inc.*                     757,075
                   Total Technology                             757,075

Utilities (0.1%)
      5,000        Kinder Morgan, Inc.                          183,050
                   Total Utilities                              183,050

                   Total Common Stocks
                   (Cost $143,365,145)                      122,627,833

          Principal
          Amount           Short-Term Investments (6.3%)       Interest Rate     Maturity Date   Market Value
-------------------------------------------------------------------------------------------------------------
          $1,000,000       Falcon Asset Securitization
                           Corporation                         1.780%            11/14/2002      $999,357
          6,200,000        New Center Asset Trust              1.880             11/01/2002      6,200,000
          1,000,000        Wal-Mart Stores, Inc.               1.750             11/05/2002      999,806

         Total Short-Term Investments
         (at amortized cost)        8,199,163
         Total Investments
         (Cost $151,564,308)        $130,826,996

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.

Lutheran Brotherhood World Growth Fund
Schedule of Investments as of October 31, 2002(a)

Shares              Common Stocks (97.6%)                    Market Value
-------------------------------------------------------------------------------
Australia (1.0%)
        80,000      BHP Billiton, Ltd.                         $430,197
        45,674      Brambles Industries, Ltd.                   173,625
        7,200       National Australia Bank, Ltd.               137,330
        Total Australia                                         741,152

Belgium (0.6%)
        24,030      Dexia                                       231,076
        9,470       Fortis                                      172,958
        3,306       UCB SA                                       80,507
        Total Belgium                                           484,541

Brazil (0.5%)
        7,294       Companhia Brasileira de
                    Distribuicao Grupo Pao de Acucar            113,203
        21,290      Petroleo Brasileiro SA - Petrobras ADR      256,757
                    Total Brazil                                369,960

Canada (0.6%)
        4,160       Alcan, Inc.                                 116,926
        12,436      Celestica, Inc. ADR*                        171,617
        5,240       Royal Bank of Canada                        182,750
                    Total Canada                                471,293

        Denmark (0.4%)
        10,800      Novo Nordisk A/S                            297,092
                    Total Denmark                               297,092

Finland (1.7%)
        75,972      Nokia Oyj                                 1,287,675
                    Total Finland                             1,287,675

France (13.9%)
        22,228      Aventis SA                                1,327,961
        33,056      Axa                                         492,325
        32,714      Banque Nationale de Paris                 1,301,655
        1,268       Cap Gemini SA                                31,116
        2,630       Carrefour SA                                121,852
        13,744      Compagnie de Saint-Gobain                   297,879
        2,103       Equant NV*                                   10,163
        1,020       Groupe Danone                               132,057
        2,711       Hermes International                        404,571
        1,155       L'Oreal SA                                   85,840
        846         LAFARGE SA                                   67,264
        6,343       LVMH Moet Hennessy Louis
                    Vuitton SA                                  284,164
        26,860      Orange SA*                                  150,514
        1,672       Pinault-Printemps-Redoute SA                133,517
        20,842      Sanofi-Synthelabo SA                      1,271,935
        10,430      Schneider Electric SA                       482,413
        4,644       Societe Generale                            234,761
        21,888      Societe Television Francaise1               562,429
        24,278      Sodexho Alliance SA                         595,050
        11,600      Thomson Multimedia SA*                      213,350
        17,644      Total Fina Elf SA                         2,425,564
        7,206       Vivendi Universal SA                         88,309
                    Total France                             10,714,689

Germany (2.4%)
        2,834       Allianz AG                                  297,113
        5,108       Bayer AG                                     96,724
        8,584       Deutsche Bank AG                            374,125
        3,183       Deutsche Telekom AG                          36,271
        6,440       E.ON AG                                     288,319
        9,092       Gehe AG                                     347,294
        2,727       Rhoen-Klinikum AG                           102,414
        2,620       SAP AG                                      201,451
        2,772       Siemens AG                                  130,924
                    Total Germany                             1,874,635

Greece (0.1%)
        8,950       Hellenic Telecommunication
                    Organization SA                              99,598
                    Total Greece                                 99,598

Hong Kong (0.7%)
        54,000      Cheung Kong Holdings, Ltd.                  358,299
        31,200      Hutchison Whampoa, Ltd.                     192,016
                    Total Hong Kong                             550,315

India (0.1%)
        17,546      ICICI Bank, Ltd. ADR                        107,908
                    Total India                                 107,908

Italy (5.5%)
        54,690      Alleanza Assicurazioni SPA                  392,404
        7,757       Assicurazioni Generali SPA                  137,992
        14,917      Capitalia SPA                                17,190
        70,489      Eni SPA                                     976,693
        43,240      Fineco SPA                                   19,829
        128,524     IntesaBci SPA                               217,840
        6,667       Mediaset SPA                                 46,452
        27,115      Mediolanum SPA                              149,799
        96,922      Olivetti SPA                                100,482
        5,360       San Paolo IMI SPA                            33,373
        153,696     Telecom Italia Mobile SPA                   712,400
        52,200      Telecom Italia SPA                          274,971
        49,848      Telecom Italia SPA                          395,103
        194,542     UniCredito Italiano SPA                     730,610
                    Total Italy                               4,205,138

Japan (14.7%)
        28,000      Canon, Inc.                               1,030,913
        14,700      Credit Saison Company, Ltd.                 289,773
        10,000      Daiichi Pharmaceutical Company, Ltd.        145,807
        3,700       Fanuc, Ltd.                                 146,174
        44          Fuji Television Network, Inc.               206,085
        26,000      Fujisawa Pharmaceutical
                    Company, Ltd.                               504,052
        17,700      Hitachi Chemical Company, Ltd.              129,183
        12,000      Honda Motor Company                         429,113
        9,000       Ito-Yokado Company, Ltd.                    280,047
        100         KDDI Corporation                            293,243
        1,100       Keyence Corporation                         181,713
        4,400       Kyocera Corporation                         258,771
        29,000      MARUI Company, Ltd.                         268,823
        44,000      Mitsubishi Estate Company, Ltd.             328,302
        77,000      Mitsui Fudosan Company, Ltd.                588,955
        5,300       Murata Manufacturing Company, Ltd.          249,965
        30,000      Nomura Holdings, Inc.                       344,561
        361         NTT DoCoMo, Inc.                            664,571
        1,400       Rohm Company, Ltd.                          175,962
        14,000      Secom Company, Ltd.                         493,789
        19,100      Seven-Eleven Japan Company, Ltd.            538,313
        7,050       Shin-Etsu Chemical Company, Ltd.            217,073
        28,000      Shiseido Company, Ltd.                      310,642
        2,500       SMC Corporation                             197,532
        18,600      Sony Corporation                            798,452
        47,000      Sumitomo Corporation                        203,291
        14,000      Suzuki Motor Corporation                    149,505
        9,000       Takeda Chemical Industries, Ltd.            373,152
        3,600       Takefuji Corporation                        150,727
        18,000      Toppan Printing Company, Ltd.               133,572
        49,000      Toshiba Corporation                        $122,535
        27,100      Toyota Motor Corporation                    657,826
        18,000      Yamanouchi Pharmaceutical
                    Company, Ltd.                               439,865
                    Total Japan                              11,302,287

Luxembourg (0.1%)
        6,980       SES Global                                   35,181
                    Total Luxembourg                             35,181

Malaysia (0.3%)
        69,000      Malayan Banking Berhad                      149,803
        72,000      Sime Darby Berhad                            93,979
                    Total Malaysia                              243,782

Mexico (1.4%)
        19,800      America Movil SA de CV Class L ADR          266,112
        92,000      Fomento Economico Mexicano
                    SA de CV                                    333,491
        310,800     Grupo Financiero BBVA
                    Bancomer, SA de CV                          244,917
        2,762       Telefonos de Mexico SA de CV
                    Class L ADR                                  84,241
        63,600      Wal-Mart de Mexico de CV                    158,812
                    Total Mexico                              1,087,573

Netherlands (6.1%)
        1,328       Akzo Nobel NV                                39,636
        32,450      ASM Holding NV*                             283,822
        20,500      Fortis                                      374,002
        54,180      ING Groep NV                                904,393
        10,700      Koninklijke (Royal) Ahold NV                134,300
        68,800      Koninklijke (Royal) KPN NV                  435,168
        51,536      Koninklijke (Royal) Philips
                    Electronics NV                              921,887
        25,540      Reed Elsevier NV                            317,786
        10,590      Royal Dutch Petroleum Company               457,159
        18,165      VNU NV                                      486,691
        20,234      Wolters Kluwer NV                           354,151
                    Total Netherlands                         4,708,995

Norway (0.4%)
        18,000      Orkla ASA                                   284,879
        6,060       Statoil ASA                                  43,891
        Total Norway328,770

Portugal (0.1%)
        12,888      Jeronimo Martins*                           $77,060
        Total Portugal                                           77,060

Russia (0.6%)
        3,070       YUKOS ADR                                   426,432
                    Total Russia                                426,432

        Singapore (0.9%)
        96,472      United Overseas Bank, Ltd.                  731,655
                    Total Singapore                             731,655

        South Korea (3.1%)
        4,300       Kookmin Bank ADR                            139,105
        16,344      KT Corporation ADR                          335,706
        10,380      Posco ADR                                   240,089
        3,800       Samsung Electronics Company, Ltd.         1,071,516
        22,100      Shinhan Financial Group
                    Company, Ltd.                               232,109
        1,040       SK Telecom Company, Ltd.                    191,255
        10,000      SK Telecom Company, Ltd. ADR                200,700
                    Total South Korea                         2,410,480

Spain (3.5%)
        62,197      Banco Bilbao Vizcaya Argentaria SA          591,334
        72,122      Banco Santander Central Hispano SA          441,212
        22,611      Endesa SA                                   233,073
        18,020      Gas Natural SDG, SA                         301,865
        15,400      Industria de Diseno Textil SA               345,490
        13,027      Repsol YPF SA                               147,028
        48,973      Telefonica SA                               463,672
        6,783       Telefonica SA ADR                           191,620
                    Total Spain                               2,715,294

Sweden (3.2%)
        17,240      Electrolux AB                               260,885
        27,300      Hennes & Mauritz AB                         529,029
        46,235      Nordea AB                                   188,755
        3,440       Sandvik AB                                   81,642
        92,289      Securitas AB                              1,281,024
        128,361     Telefonaktiebolaget LM
                    Ericsson, Class B                           103,410
                    Total Sweden                              2,444,745

Switzerland (6.3%)
        23,770      Adecco SA                                  $931,590
        6,120       Credit Suisse Group                         116,619
        9,250       Nestle SA                                 1,978,259
        6,800       Roche Holding AG                            480,168
        13,844      STMicroelectronics                          274,324
        22,930      UBS AG                                    1,090,023
                    Total Switzerland                         4,870,983

Taiwan (0.7%)
        407,330     Taiwan Semiconductor
                    Manufacturing Company, Ltd.*                545,846
                    Total Taiwan                                545,846

Thailand (0.2%)
        115,000     Bangkok Bank Public Company, Ltd.*          136,731
                    Total Thailand                              136,731

United Kingdom (28.2%)
        17,453      Abbey National PLC                          180,082
        25,033      AstraZeneca PLC                             933,378
        9,512       Autonomy Corporation PLC*                    21,414
        39,605      BG Group PLC                                157,887
        101,000     BP Amoco PLC                                647,383
        163,490     Brambles Industries PLC                     536,743
        53,083      Cable & Wireless PLC                        122,821
        63,785      Cadbury Schweppes PLC                       414,828
        24,093      Celltech Group PLC*                         131,830
        55,200      Centrica PLC                                157,060
        213,950     Compass Group PLC                           947,411
        57,765      Diageo PLC                                  650,661
        24,000      DS Smith PLC                                 60,033
        58,860      Electrocomponents PLC                       249,831
        28,370      Friends Provident PLC                        57,880
        4,000       GKN PLC                                      13,851
        168,347     GlaxoSmithKline PLC                       3,210,861
        92,303      Granada PLC                                 106,062
        161,559     Hays PLC                                    226,685
        36,800      HSBC Holdings PLC                           402,239
        160,990     Kingfisher PLC                              562,513
        12,000      Reckitt Benckiser PLC                       217,618
        253,076     Reed Elsevier PLC                         2,233,424
        56,226      Rio Tinto PLC                             1,015,256
        88,122      Royal Bank of Scotland Group PLC          2,071,994
        240,473     Shell Transport & Trading
                    Company PLC                               1,544,188
        19,100      Standard Chartered PLC                      222,158
        256,990     Tesco PLC                                   796,500
        122,992     Tomkins PLC                                 380,714
        76,697      Unilever PLC                                757,195
        15,488      United Busines Media PLC                     61,986
        1,132,598   Vodafone Group PLC                        1,819,340
        68,800      Woolworths Group PLC                         38,452
        122,320     WPP Group PLC                               828,978
                    Total United Kingdom                     21,779,256

United States (0.3%)
        5,035       Check Point Software
                    Technologies, Ltd.*                         $69,433
        20,433      Flextronics International, Ltd.*            170,820
        5,847       SmartForce PLC ADR*                          23,446
                    Total United States                         263,699

        Total Common Stocks
        (Cost $100,406,198)                                  75,312,765

         Shares               Preferred Stock (0.7%)          Market Value
-----------------------------------------------------------------------------
Australia (0.7%)
         103,404              News Corporation, Ltd.          $510,718
                              Total Australia                 510,718

         Total Preferred Stock
         (Cost $1,012,399) 510,718

         Principal
         Amount         Short-Term Investments (1.7%)         Interest Rate     Maturity Date    Market Value
-------------------------------------------------------------------------------------------------------------
         $600,000       Euro Time Deposit                     3.000%            11/13/2002       $592,980
         700,000        Student Loan Market Association       1.550             11/01/2002       700,000

         Total Short-Term Investments
         (at amortized cost)        1,292,980

         Total Investments
         (Cost $102,711,577)        $77,116,463

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.

Lutheran Brotherhood Growth Fund
Schedule of Investments as of October 31, 2002(a)

Shares              Common Stocks (97.1%)                    Market Value
-------------------------------------------------------------------------------
Communication Services (0.7%)
      6,400          AT&T Wireless Services, Inc.*              $43,968
      7,420          Sprint PCS Group*                           25,822
      5,750          Triton PCS Holdings, Inc.*                  14,087
      3,500          Verizon Communications, Inc.               132,160
      2,250          Vodafone Group PLC ADR                      35,820
                     Total Communication Services               251,857

Consumer Discretionary (18.9%)
        900          Abercrombie & Fitch Company*                16,038
      3,400          Amazon.com, Inc.*                           65,824
     17,095          AOL Time Warner, Inc.*                     252,150
        500          Beazer Homes USA, Inc.*                     32,865
      3,350          Bed Bath & Beyond, Inc.*                   118,791
      5,950          Best Buy Company, Inc.*                    122,629
      3,550          Blockbuster, Inc.                           85,093
        950          BorgWarner Automotive, Inc.                 42,731
      1,100          Brinker International, Inc.*                31,229
      3,400          Carnival Corporation                        88,808
      1,100          Centex Corporation                          50,028
      7,400          Clear Channel Communications, Inc.*        274,170
      8,050          Comcast Corporation*                       185,230
      4,640          Costco Wholesale Corporation*              157,435
      4,750          Cox Communications, Inc.*                  130,150
      4,700          Dollar General Corporation                  65,612
      2,100          eBay, Inc.*                                132,846
      1,500          Emmis Communications Corporation*           32,730
      2,350          Fox Entertainment Group, Inc.*              57,364
      1,150          Gannett Company, Inc.                       87,320
      3,250          Gap, Inc.                                   38,253
      5,500          Harley-Davidson, Inc.                      287,650
     18,450          Home Depot, Inc.                           532,836
      6,150          Kohl's Corporation*                        359,468
      1,200          Lear Corporation*                           43,860
      1,450          Lennar Corporation                          79,997
     14,600          Liberty Media Corporation*                 120,742
      1,700          Linens 'n Things, Inc.*                     39,967
      7,380          Lowe's Companies, Inc.                     307,967
      1,050          McGraw-Hill Companies, Inc.                 67,725
      2,650          NIKE, Inc.                                 125,053
        800          Omnicom Group, Inc.                         46,104
      4,800          Staples, Inc.*                              74,400
      1,450          Starwood Hotels & Resorts
                     Worldwide, Inc.                             33,785
      6,900          Target Corporation                         207,828
      4,500          TJX Companies, Inc.                         92,340
      1,500          Tribune Company                             72,075
      1,050          Univision Communications, Inc.*             27,206
     15,793          Viacom, Inc.*                              704,526
     18,000          Wal-Mart Stores, Inc.                      963,900
      5,460          Walt Disney Company                         91,182
      1,950          Yum! Brands, Inc.*                          43,934
                     Total Consumer Discretionary             6,389,841

Consumer Staples (6.6%)
      2,750          Avon Products, Inc.                        133,348
      6,500          Coca-Cola Company                          302,120
      4,200          Colgate-Palmolive Company                  230,916
      2,100          CVS Corporation                             58,233
      1,150          General Mills, Inc.                         47,518
      2,840          Gillette Company                            84,859
        750          Kimberly-Clark Corporation                  38,625
      1,750          Kraft Foods, Inc.                           69,125
      1,904          Monsanto Company                            31,473
      7,700          PepsiCo, Inc.                              339,570
      4,700          Procter & Gamble Company                   415,715
      1,450          Safeway, Inc.*                              33,495
      5,050          SYSCO Corporation                          159,984
      1,600          Unilever NV                                102,416
      6,140          Walgreen Company                           207,225
                     Total Consumer Staples                   2,254,622

Energy (4.0%)
      3,050          Anadarko Petroleum Corporation             135,847
      1,800          Apache Corporation                          97,308
      3,650          Baker Hughes, Inc.                         106,032
      1,500          BP PLC                                      57,675
      1,750          Burlington Resources, Inc.                  72,100
      1,392          ConocoPhillips                              67,512
      2,600          ENSCO International, Inc.                   70,304
      7,170          Exxon Mobil Corporation                    241,342
      2,350          GlobalSantaFe Corporation                   56,165
      2,250          Nabors Industries, Ltd.                     78,683
      2,050          Noble Corporation*                          66,256
      2,700          Ocean Energy, Inc.                          50,301
      1,780          Schlumberger, Ltd.                          71,396
      2,250          Smith International, Inc.*                  70,335
      2,900          Transocean, Inc.                            63,742
      1,750          Weatherford International, Ltd.*            70,070
                     Total Energy                             1,375,068

Financials (17.6%)
      2,600          ACE, Ltd.                                  $79,950
      2,950          AFLAC, Inc.                                 89,798
      1,950          Allstate Corporation                        77,571
      5,600          American Express Company                   203,672
     11,550          American International Group, Inc.         722,452
      4,000          Bank of America Corporation                279,200
      1,600          Bank of New York Company, Inc.              41,600
      1,200          Bank One Corporation                        46,284
        900          Bear Stearns Companies, Inc.                54,945
      1,450          Capital One Financial Corporation           44,181
      5,750          Charles Schwab Corporation                  52,785
     19,846          Citigroup, Inc.                            733,310
     12,000          E*TRADE Group, Inc.*                        54,000
      6,770          Federal Home Loan Mortgage
                     Corporation                                416,896
      4,100          Federal National Mortgage Association      274,126
      2,100          Fifth Third Bancorp                        133,350
      3,050          Goldman Sachs Group, Inc.                  218,380
      2,600          Household International, Inc.               61,776
      4,295          J.P. Morgan Chase & Company                 89,121
      1,830          Lehman Brothers Holdings, Inc.              97,484
      2,940          Marsh & McLennan Companies, Inc.           137,327
     12,555          MBNA Corporation                           254,992
      3,050          Merrill Lynch & Company, Inc.              115,748
      4,150          Morgan Stanley                             161,518
     12,850          Nasdaq - 100 Index Tracking Stock*         315,468
        650          Neuberger Berman, Inc.                      19,084
      1,150          Radian Group, Inc.                          40,561
      1,300          RenaissanceRe Holdings, Ltd.                53,300
      3,800          S&P 400 Mid-Cap Depository Receipts        294,918
      1,550          SAFECO Corporation                          55,118
      2,150          State Street Corporation                    88,946
        750          TCF Financial Corporation                   31,830
        868          Travelers Property Casualty Corporation*    11,518
      2,483          Travelers Property Casualty
                     Corporation, Class B*                       33,570
      5,909          U.S. Bancorp                               124,621
      1,750          Wachovia Corporation                        60,883
      3,070          Washington Mutual, Inc.                    109,783
      3,950          Wells Fargo & Company                      199,357
      3,100          Willis Group Holdings, Ltd.*                94,860
                     Total Financials                         5,974,283

Health Care (21.8%)
      5,360          Abbott Laboratories                        224,423
      1,300          Aetna, Inc.                                 52,390
        800          Allergan, Inc.                             $43,560
      2,400          AmerisourceBergen Corporation              170,760
      9,550          Amgen, Inc.*                               444,648
      2,600          Anthem, Inc.*                              163,800
      4,700          Baxter International, Inc.                 117,594
      2,250          Biomet, Inc.                                66,285
      2,150          Biovail Corporation*                        68,047
      4,250          Boston Scientific Corporation*             159,927
      3,600          Bristol-Myers Squibb Company                88,596
      4,365          Cardinal Health, Inc.                      302,101
      4,850          Caremark Rx, Inc.*                          85,845
      2,600          Eli Lilly and Company                      144,300
      2,200          Forest Laboratories, Inc.*                 215,578
      1,450          Genzyme Corporation*                        40,382
      2,950          Gilead Sciences, Inc.*                     102,483
      1,150          Guidant Corporation*                        34,006
      4,300          HCA, Inc.                                  187,007
      2,400          IDEC Pharmaceuticals Corporation*          110,448
     14,658          Johnson & Johnson                          861,158
      3,000          Laboratory Corporation of America
                     Holdings*                                   72,300
      2,000          McKesson Corporation                        59,620
      2,850          MedImmune, Inc.*                            72,818
     12,800          Medtronic, Inc.                            573,440
      3,650          Merck & Company, Inc.                      197,976
      1,550          Millennium Pharmaceuticals, Inc.*           11,532
     42,950          Pfizer, Inc.                             1,364,522
      6,550          Pharmacia Corporation                      281,650
      8,925          Tenet Healthcare Corporation*              256,594
      1,550          Triad Hospitals, Inc.*                      56,575
      5,000          UnitedHealth Group, Inc.                   454,750
      1,300          WellPoint Health Networks, Inc.*            97,773
      5,500          Wyeth Corporation                          184,250
                     Total Health Care                        7,367,138

Industrials (8.3%)
      1,600          3M Company                                 203,104
      1,000          Alliant Techsystems, Inc.*                  60,150
      2,500          Automatic Data Processing, Inc.            106,325
      1,450          BISYS Group, Inc.*                          25,955
      2,950          Cendant Corporation*                        33,925
      6,700          Concord EFS, Inc.*                          95,676
        850          Danaher Corporation                         49,172
      1,000          FedEx Corporation                           53,190
      8,000          First Data Corporation                     279,520
      1,700          Fiserv, Inc.*                               53,108
        850          General Dynamics Corporation                67,260
     31,520          General Electric Company                   795,880
      1,100          Illinois Tool Works, Inc.                   67,540
      1,750          L-3 Communications Holdings, Inc.*          82,250
      3,600          Lockheed Martin Corporation                208,440
      2,750          Masco Corporation                           56,540
      1,050          Northrop Grumman Corporation               108,287
      6,400          Northwest Airlines Corporation*             43,840
     12,900          Tyco International, Ltd.                   186,534
      1,150          Union Pacific Corporation                   67,908
      1,500          United Parcel Service, Inc., Class B        90,015
      1,540          United Technologies Corporation             94,972
                     Total Industrials                        2,829,591

Information Technology (18.5%)
      1,900          Adobe Systems, Inc.                         44,916
        800          Affiliated Computer Services, Inc.*         36,840
      4,900          Analog Devices, Inc.*                      131,320
     16,350          Applied Materials, Inc.*                   245,740
      7,250          BEA Systems, Inc.*                          58,645
      7,300          Brocade Communications Systems, Inc.*       50,151
     43,150          Cisco Systems, Inc.*                       482,417
      2,350          Computer Associates International, Inc.     34,921
     16,850          Dell Computer Corporation*                 482,078
      2,200          Electronic Arts, Inc.*                     143,264
     15,530          EMC Corporation*                            79,358
      4,000          Extreme Networks, Inc.                      16,840
      3,350          Fairchild Semiconductor
                     International, Inc.*                        39,865
      7,730          Flextronics International, Ltd.*            64,623
      4,134          Hewlett-Packard Company                     65,317
     33,500          Intel Corporation                          579,550
      4,090          International Business Machines
                     Corporation                                322,864
      2,700          Intuit, Inc.*                              140,184
      1,850          Jabil Circuit, Inc.*                       $28,546
      7,318          JDS Uniphase Corporation*                   16,400
      3,700          Lam Research Corporation*                   46,583
      2,550          Linear Technology Corporation               70,482
      5,600          LSI Logic Corporation*                      33,040
     24,200          Lucent Technologies, Inc.*                  29,766
      4,650          Maxim Integrated Products, Inc.            148,056
      3,500          Micron Technology, Inc.*                    56,000
     27,950          Microsoft Corporation*                   1,494,487
      4,640          Network Appliance, Inc.*                    41,625
     18,150          Nokia Corporation ADR                      301,653
      2,150          Novellus Systems, Inc.*                     67,940
      3,850          Openwave Systems, Inc.*                      4,197
     22,870          Oracle Corporation*                        233,045
      1,850          PeopleSoft, Inc.*                           33,485
        400          QLogic Corporation*                         13,904
      4,800          QUALCOMM, Inc.*                            165,696
     13,150          Sun Microsystems, Inc.*                     38,937
      7,510          Taiwan Semiconductor Manufacturing
                     Company, Ltd. ADR                           58,728
     13,850          Texas Instruments, Inc.                    219,661
      1,750          VeriSign, Inc.*                             14,123
      3,400          VERITAS Software Corporation*               51,850
      5,620          Xilinx, Inc.*                              106,724
                     Total Information Technology             6,293,821

Materials (0.7%)
      1,600          Air Products and Chemicals, Inc.            70,720
      2,690          Alcoa, Inc.                                 59,341
      2,350          International Paper Company                 82,086
      1,200          Rohm and Haas Company                       39,924
                     Total Materials                            252,071

Total Common Stocks
(Cost $44,319,482)   32,988,292

          Principal
          Amount           Short-Term Investments (2.9%)      Interest Rate     Maturity Date     Market Value
--------------------------------------------------------------------------------------------------------------
          $1,000,000       Student Loan Market Association    1.550%            11/01/2002        1,000,000

         Total Short-Term Investments
         (at amortized cost)        1,000,000
         Total Investments
         (Cost $45,319,482)         $33,988,292

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.

Lutheran Brotherhood Fund
Schedule of Investments as of October 31, 2002(a)

Shares              Common Stocks (97.8%)                    Market Value
-------------------------------------------------------------------------------
Communication Services (2.0%)
         281,432    SBC Communications, Inc.                 $7,221,545
          84,700    Sprint Corp.                              1,051,974
          42,400    Sprint PCS Group*                           147,552
         217,000    Verizon Communications, Inc.              8,193,920
                    Total Communication Services             16,614,991

Consumer Discretionary (19.8%)
         134,119    Cablevision Systems Corporation*          1,282,178
          64,100    Clear Channel
                    Communications, Inc.                      2,374,905
         972,800    Comcast Corporation*                     22,384,128
         973,900    Cox Communications, Inc.*                26,684,860
         105,100    Family Dollar Stores, Inc.                3,236,029
         106,700    Gannett Company, Inc.                     8,101,731
         435,100    Harley-Davidson, Inc.                    22,755,730
         252,000    Home Depot, Inc.                          7,277,760
       1,098,200    Liberty Media Corporation*                9,082,114
          99,300    New York Times Company                    4,807,113
          75,800    Starwood Hotels & Resorts
                    Worldwide, Inc.                           1,766,140
         670,800    Tiffany & Company                        17,561,544
          86,300    Tribune Company                           4,146,715
         475,800    Wal-Mart Stores, Inc.                    25,479,090
         383,000    Walt Disney Company                       6,396,100
                    Total Consumer Discretionary            163,336,137

Consumer Staples (9.2%)
         125,500    Alberto-Culver Company                    6,478,310
          14,600    Corn Products International, Inc.           430,262
          30,300    Dean Foods Company*                       1,135,947
         403,000    General Mills, Inc.                      16,651,960
         120,300    Kimberly-Clark Corporation                6,195,450
         174,500    Safeway, Inc.*                            4,030,950
       1,231,400    Walgreen Company                         41,559,750
                    Total Consumer Staples                   76,482,629

Energy (11.5%)
          58,967    Apache Corporation                        3,187,756
         111,100    Baker Hughes, Inc.                        3,227,455
          92,147    BP PLC                                    3,543,052
          72,900    ChevronTexaco Corporation                 4,930,227
         134,300    ENSCO International, Inc.                 3,631,472
         655,100    EOG Resources, Inc.                      24,258,353
         702,646    Exxon Mobil Corporation                  23,651,064
          58,200    GlobalSantaFe Corporation                 1,390,980
         181,300    Nabors Industries, Ltd.                   6,340,061
         219,300    Noble Corporation*                        7,087,776
          70,062    Patterson-UTI Energy, Inc.*               2,026,193
         173,547    Royal Dutch Petroleum
                    Company ADR                               7,424,341
         159,400    Smith International, Inc.*                4,982,844
                    Total Energy                             95,681,574

Financials (18.6%)
         389,600    American Express Company                 14,169,752
         628,500    American International Group, Inc.       39,312,675
         196,341    Bank of America Corporation              13,704,602
         460,800    Citigroup, Inc.                          17,026,560
         221,500    Federal National Mortgage
                    Association                              14,809,490
         160,900    Household International, Inc.             3,822,984
         468,900    J.P. Morgan Chase & Company               9,729,675
         465,600    MBNA Corporation                          9,456,336
         171,100    MGIC Investment Corporation               7,179,356
         234,150    Morgan Stanley                            9,113,118
         311,100    National City Corporation                 8,440,143
          61,100    Northern Trust Corporation                2,127,502
         125,200    State Street Corporation                  5,179,524
          19,908    Travelers Property Casualty
                    Corporation *                               264,179
          40,903    Travelers Property Casualty
                    Corporation, Class B*                       553,009
                    Total Financials                        154,888,905

Health Care (13.4%)
         412,500    Johnson & Johnson                        24,234,375
         136,400    Medtronic, Inc.                           6,110,720
         488,900    Merck & Company, Inc.                    26,517,936
       1,093,975    Pfizer, Inc.                             34,755,586
         212,700    Schering-Plough Corporation               4,541,145
         202,900    WellPoint Health Networks, Inc.*         15,260,109
                    Total Health Care                       111,419,871

Industrials (10.3%)
         485,240    Automatic Data Processing, Inc.          20,637,257
          28,000    CNF, Inc.                                   901,320
         122,700    Dover Corporation                         3,077,316
         408,060    First Data Corporation                   14,257,616
       1,099,800    General Electric Company                 27,769,950
          93,700    Global Payments, Inc.                     2,647,025
         199,700    Herman Miller, Inc.                       3,604,585
         117,200    NDCHealth Corporation                     2,068,580
          47,700    PACCAR, Inc.                              2,104,524
         131,400    United Technologies Corporation           8,103,438
                    Total Industrials                        85,171,611

Information Technology (12.3%)
       1,746,400    ADC Telecommunications, Inc.*             2,759,312
         577,900    Agere Systems, Inc.*                        502,773
         165,800    Applied Materials, Inc.*                  2,491,974
          67,200    Arrow Electronics, Inc.*                    882,336
         729,100    Cisco Systems, Inc.*                      8,151,338
          73,400    Computer Sciences Corporation*            2,370,086
         272,300    Dell Computer Corporation*                7,790,503
         220,900    EMC Corporation*                          1,128,799
          91,500    Gateway, Inc.*                              274,500
         198,000    Hewlett-Packard Company                   3,128,400
         676,700    Intel Corporation                        11,706,910
         193,000    International Business Machines
                    Corporation                              15,235,420
         564,000    Microsoft Corporation*                   30,157,080
         385,200    Motorola, Inc.                            3,532,284
         574,700    Oracle Corporation*                       5,856,193
         324,200    Sun Microsystems, Inc.*                    $959,956
         348,400    Tellabs, Inc.*                            2,675,712
         182,800    Texas Instruments, Inc.                   2,899,208
                    Total Information Technology            102,502,784

Materials (0.2%)
          52,500    Eastman Chemical Company                  1,907,850
                    Total Materials                           1,907,850

Utilities (0.5%)
         480,700    Calpine Corporation*                        961,400
          75,800    Entergy Corporation                       3,342,022
                    Total Utilities                           4,303,422

                    Total Common Stocks
                    (Cost $957,333,605)                     812,309,774

         Principal
         Amount           Short-Term Investments (2.2%)       Interest Rate   Maturity Date       Market Value
--------------------------------------------------------------------------------------------------------------
         $18,440,000      New Center Asset Trust              1.880%          11/01/2002          $18,440,000

         Total Short-Term Investments
         (at amortized cost)        18,440,000
         Total Investments
         (Cost $975,773,605)        $830,749,774

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.

Lutheran Brotherhood Value Fund
Schedule of Investments as of October 31, 2002(a)

Shares              Common Stocks (93.7%)                    Market Value
-------------------------------------------------------------------------------
Communication Services (5.3%)
          15,639    AT&T Corporation                           $203,933
          18,840    SBC Communications, Inc.                    483,434
          18,896    Telefonica SA ADR                           533,812
          16,564    Verizon Communications, Inc.                625,457
                    Total Communication Services              1,846,636

Consumer Discretionary (11.4%)
           7,800    Clear Channel Communications, Inc.*         288,990
          10,100    Darden Restaurants, Inc.                    191,698
          25,730    Delphi Corporation                          179,081
          20,800    Family Dollar Stores, Inc.                  640,432
          20,470    Fox Entertainment Group, Inc.*              499,673
          13,500    Honda Motor Company, Ltd. ADR               244,080
          16,290    Lowe's Companies, Inc.                      679,782
           5,390    McGraw-Hill Companies, Inc.                 347,655
          16,020    Target Corporation                          482,522
           9,500    Viacom, Inc.*                               423,795
                    Total Consumer Discretionary              3,977,708

Consumer Staples (7.8%)
          12,830    CVS Corporation                             355,776
          12,180    General Mills, Inc.                         503,277
           7,610    Kimberly-Clark Corporation                  391,915
          12,300    Kraft Foods, Inc.                           485,850
          29,000    Kroger Company*                             430,360
          17,720    SYSCO Corporation                           561,370
                    Total Consumer Staples                    2,728,548

Energy (8.9%)
          11,700    Baker Hughes, Inc.                          339,885
           4,910    ChevronTexaco Corporation                   332,063
          11,511    ConocoPhillips                              558,284
           9,070    EOG Resources, Inc.                         335,862
          15,900    Exxon Mobil Corporation                     535,194
           9,600    Nabors Industries, Ltd.                     335,712
          10,300    Noble Corporation*                          332,896
           9,700    Valero Energy Corporation                   341,537
                    Total Energy                              3,111,433

Financials (26.5%)
          17,070    ACE, Ltd.                                   524,903
           8,300    American International Group, Inc.          519,165
           9,090    Bank of America Corporation                 634,482
          12,370    Bank of New York Company, Inc.              321,620
          21,599    Citigroup, Inc.                             798,083
           7,000    Comerica, Inc.                              305,620
          10,800    Duke Realty Corporation                    $262,440
          16,200    Equity Office Properties Trust              390,096
          10,840    Federal Home Loan Mortgage
                    Corporation                                 667,527
           9,010    Federal National Mortgage Association       602,408
          15,100    First Industrial Realty Trust, Inc.         408,304
           8,180    Hartford Financial Services Group, Inc.     323,110
           8,400    MBNA Corporation                            170,604
          13,900    MetLife, Inc.                               331,932
          15,200    Simon Property Group, Inc.                  519,080
             877    Travelers Property Casualty
                    Corporation*                                 11,637
           1,801    Travelers Property Casualty
                    Corporation, Class B*                        24,350
          17,200    U.S. Bancorp                                362,748
          18,430    Washington Mutual, Inc.                     659,057
          17,000    Wells Fargo & Company                       857,990
           6,670    XL Capital, Ltd.                            507,921
                    Total Financials                          9,203,077

Health Care (10.2%)
          18,650    Baxter International, Inc.                  466,623
           6,770    CIGNA Corporation                           244,668
          10,100    HCA, Inc.                                   439,249
          18,000    IVAX Corporation*                           225,900
           9,760    Johnson & Johnson                           573,400
          11,400    McKesson Corporation                        339,834
          16,500    Pfizer, Inc.                                524,205
          16,065    Tenet Healthcare Corporation*               461,868
           8,100    Wyeth                                       271,350
                    Total Health Care                         3,547,097

Industrials (8.7%)
           5,200    Emerson Electric Company                    250,536
          15,720    First Data Corporation                      549,256
          22,508    Honeywell International, Inc.               538,841
          17,400    Masco Corporation                           357,744
          12,540    Pitney Bowes, Inc.                          420,717
           9,400    SPX Corporation*                            394,894
          15,600    Tyco International, Ltd.                    225,576
          10,900    Valassis Communications, Inc.*              281,220
                    Total Industrials                         3,018,784

Information Technology (7.2%)
          10,120    Applied Materials, Inc.*                    152,104
           8,800    Celestica, Inc. ADR                         121,440
          10,600    Harris Corporation                          279,628
          10,600    Hewlett-Packard Company                     167,480
           8,350    International Business Machines
                    Corporation                                $659,149
          11,800    Intuit, Inc.*                               612,656
           3,200    Microsoft Corporation*                      171,104
           7,400    Motorola, Inc.                               67,858
          21,300    Oracle Corporation*                         217,047
           4,300    Texas Instruments, Inc.                      68,198
                    Total Information Technology              2,516,664

Materials (4.8%)
          13,150    Alcoa, Inc.                                 290,089
          17,900    Engelhard Corporation                       396,485
          11,140    International Paper Company                 389,120
          19,100    United States Steel Corporation            $245,435
           7,400    Weyerhaeuser Company                        335,220
                    Total Materials                           1,656,349

Utilities (2.9%)
           8,070    Dominion Resources, Inc.                    387,360
           7,390    El Paso Corporation                          57,273
           3,900    Entergy Corporation                         171,951
           6,400    FPL Group, Inc.                             377,472
                    Total Utilities                             994,056

                    Total Common Stocks
                    (Cost $39,382,095)                       32,600,352

        Principal
        Amount        Short-Term Investments (6.3%)            Interest Rate  Maturity Date      MarketValue
-------------------------------------------------------------------------------------------------------------
        $2,200,000    Student Loan Marketing Association       1.400%           11/01/2002        $2,200,000

         Total Short-Term Investments
         (at amortized cost)        2,200,000
         Total Investments
         (Cost $41,582,095)         $34,800,352

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.

Lutheran Brotherhood High Yield Fund
Schedule of Investments as of October 31, 2002(a)

         Principal
         Amount             Long-Term Fixed Income (90.3%)                Interest Rate  Maturity Date       Value
---------------------------------------------------------------------------------------------------------------------
                           Asset-Backed Securities (1.1%)
          $2,000,000       CSAM Funding Corporation(c)                     12.780%       10/15/2016        $2,000,000
           2,539,546       Northwest Airlines                               8.970        01/02/2015         1,539,866
           2,000,000       Venture CDO, 2002 Ltd.(c)                       13.060        03/15/2015         2,000,000
                           Total Asset-Backed Securities                                                    5,539,866

Capital Goods (4.4%)
           4,000,000       Anthony Crane Rental, LP(b)                      0.000        08/01/2009            60,000
           2,000,000       Berry Plastics Corporation                      10.750        07/15/2012         2,090,000
           2,000,000       Brand Services, Inc.                            12.000        10/15/2012         1,990,000
             450,000       Dana Corporation                                 9.000        08/15/2011           418,500
           1,850,000       Dresser, Inc.                                    9.375        04/15/2011         1,748,250
           3,600,000       Owens-Brockway Glass Container, Inc.             8.875        02/15/2009         3,717,000
           2,250,000       Owens-Illinois, Inc.                             7.150        05/15/2005         2,137,500
           1,600,000       Silgan Holdings, Inc.                            9.000        06/01/2009         1,672,000
           2,400,000       Stone Container Corporation                      8.375        07/01/2012         2,484,000
           1,600,000       Terex Corporation                                9.250        07/15/2011         1,384,000
           2,000,000       Tyco International Group                         6.250        06/15/2003         1,940,336
           4,500,000       Tyco International Group SA                      6.750        02/15/2011         3,831,912
                           Total Capital Goods                                                             23,473,498

Communication Services (0.1%)
             122,000       Arch Wireless Holdings, Inc.                    12.000      05/15/2009              33,550
             195,709       Arch Wireless Holdings, Inc.                    10.000      05/15/2007             159,503
                           Total Communication Services                                                       193,053

Communications (18.7%)
           3,000,000       Adelphia Communications(b)                       8.875      01/15/2007             630,000
           2,400,000       Australis Holdings Pty, Ltd.(b)                 15.000      11/01/2002                 240
          12,155,970       Australis Media, Ltd.(b)                        15.750      05/15/2003               1,215
           8,500,000       Avalon Cable Holding Finance, Inc.               0.000      12/01/2008           5,142,500
           2,000,000       Birch Telecommunications, Inc.(b)               14.000      06/15/2008                 200
           4,000,000       Block Communications, Inc.                       9.250      04/15/2009           3,950,000
           3,150,000       British Sky Broadcasting Group PLC               8.200      07/15/2009           3,312,606
           1,500,000       Cable Satisfaction International                12.750      03/01/2010             472,500
           2,400,000       Chancellor Media
                           Corporation of Los Angeles                       8.125      12/15/2007           2,508,000
           1,400,000       Chancellor Media Corporation of Los Angeles      8.750        06/15/2007         1,466,500
           3,000,000       Crown Castle International Corporation           9.375        08/01/2011         2,160,000
           4,500,000       CSC Holdings, Inc.                               7.625        04/01/2011         3,701,250
           4,000,000       Diamond Cable Communications, PLC(b)            11.750        12/15/2005           300,000
           8,000,000       Diamond Cable Communications, PLC(b)            10.750        02/15/2007           600,000
           5,650,000       EchoStar Broadband Corporation                  10.375        10/01/2007         5,847,750
           2,250,000       Gray Television, Inc.                            9.250        12/15/2011         2,379,375
           7,000,000       GT Group Telecom, Inc.(b)                       13.250        02/01/2010               700
           5,000,000       ICG Holdings, Inc.(b)                           12.500        05/01/2006            43,750
           2,000,000       Insight Midwest LP/Insight Capital, Inc.        10.500        11/01/2010         1,740,000
           5,900,000       Intermedia Communications, Inc.(b)              12.250        03/01/2009           442,500
           3,150,000       Iridium Capital Corporation(b)                  14.000        07/15/2005           141,750
           2,800,000       Iridium LLC Capital Corp.(b)                    13.000        07/15/2005           126,000
           5,000,000       Logix Communications Enterprises, Inc.(b,c)     12.250        06/15/2008         2,200,000
           5,750,000       McCaw International, Ltd.(b)                    13.000        04/15/2007            57,500
           3,500,000       Mediacom Broadband LLC                          11.000        07/15/2013         3,045,000
           2,750,000       Metromedia Fiber Network, Inc.(b)               10.000        12/15/2009            20,625
           2,800,000       Microcell Telecommunications(b)                 14.000        06/01/2006            59,500
           8,000,000       Millicom International Cellular SA              13.500        06/01/2006         2,280,000
           5,000,000       Neon Communications, Inc.(b)                    12.750        08/15/2008           250,000
           3,000,000       Netia Holdings(b)                               11.250        11/01/2007           600,000
             450,000       Nextel Communications, Inc.                      6.000        06/01/2011           375,188
          10,400,000       Nextel Communications, Inc.                      9.750        10/31/2007         9,256,000
           3,000,000       Nextel International, Inc.(b)                   12.750        08/01/2010            26,250
           2,250,000       Nextel Partners, Inc.                           11.000        03/15/2010         1,710,000
           2,250,000       Nextel Partners, Inc.                            0.000        02/01/2009         1,361,250
           6,100,000       NEXTLINK Communications, LLC(b)                  9.625        10/01/2007            45,750
           3,000,000       NEXTLINK Communications, LLC(b)                 12.500        04/15/2006            22,500
           2,250,000       Olympus Communications, LP(b)                   10.625        11/15/2006         1,608,750
           5,000,000       PageMart Nationwide, Inc.(b)                    15.000        02/01/2005            37,500
           2,250,000       Panamsat Corporation                             6.375        01/15/2008         2,132,264
           3,200,000       Panamsat Corporation                             8.500        02/01/2012         2,896,000
           5,100,000       Paxson Communications                           12.250        01/15/2009         2,524,500
           3,500,000       Quebecor Media, Inc.                            11.125        07/15/2011         2,485,000
           3,000,000       Qwest Capital Funding, Inc.                      7.900        08/15/2010         1,695,000
           3,000,000       Qwest Capital Funding, Inc.                      7.750        08/15/2006         1,875,000
           2,250,000       Qwest Corp.                                      8.875        03/15/2012         2,049,750
           2,500,000       Renaissance Media Group LLC                      0.000        04/15/2008         1,887,500
           4,700,000       Rhythms Netconnections, Inc.(b)                 12.750        04/15/2009               470
           3,200,000       Rhythms Netconnections, Inc.(b)                 13.500        05/15/2008               320
             735,528       Scott Cable Communications(b,c)                 16.000        07/18/2002           110,329
           2,800,000       Sinclair Broadcast Group, Inc.                   8.000        03/15/2012         2,849,000
           1,200,000       Sinclair Broadcast Group, Inc.                   8.750        12/15/2011         1,266,000
           2,500,000       Spanish Broadcasting System, Inc.                9.625        11/01/2009         2,543,750
           7,700,000       Sprint Capital Corporation                       7.625        01/30/2011         6,213,407
           2,250,000       Telecorp PCS, Inc.                              10.625        07/15/2010         2,227,500
             565,271       Teletrac, Inc.                                   9.000        09/29/2004           341,989
           4,100,000       Triton PCS, Inc.                                 0.000        05/01/2008         3,013,500
           3,500,000       UIH Australia/Pacific, Inc.(b)                  14.000        05/15/2006            26,250
           2,400,000       Vertis, Inc.                                    10.875        06/15/2009         2,412,000
          10,000,000       WorldCom, Inc.(b)                                7.500        05/15/2011         1,775,000
                           Total Communications                                                            98,247,178

          Principal
              Amount       Long-Term Fixed Income (90.3%)              Interest Rate     Maturity Date          Value
Consumer Cyclical (17.1%)
          $2,800,000       Advanstar Communications, Inc.                  12.000%       02/15/2011        $1,722,000
           3,000,000       Alliance Atlantis Communications, Inc.          13.000        12/15/2009         3,135,000
           5,400,000       AOL Time Warner, Inc.(d)                         7.700        05/01/2032         4,975,987
           1,800,000       Asbury Automotive Group, Inc.                    9.000        06/15/2012         1,539,000
           2,400,000       Autonation, Inc.                                 9.000        08/01/2008         2,454,000
           3,250,000       Beazer Homes USA, Inc.                           8.625        05/15/2011         3,331,250
           2,300,000       Budget Group, Inc.(b)                            9.125        04/01/2006           460,000
           2,450,000       Buffets, Inc.                                   11.250        07/15/2010         2,462,250
           1,600,000       Dan River, Inc.                                 10.125        12/15/2003         1,288,000
           1,800,000       Dexter Media East LLC                            9.875        11/15/2009         1,863,000
           1,350,000       Dexter Media East LLC                           12.125        11/15/2012         1,397,250
           3,200,000       Dura Operating Corporation                       8.625        04/15/2012         3,136,000
           2,400,000       Felcor Lodging, LP                               8.500        06/01/2011         2,238,000
           2,000,000       Gap, Inc.                                       10.550        12/15/2008         2,040,000
           2,000,000       Gap, Inc.                                        5.750        03/15/2009         2,075,000
           2,850,000       Group 1 Automotive, Inc.                        10.875        03/01/2009         2,921,250
           2,000,000       HMH Properties, Inc.                             7.875        08/01/2008         1,910,000
           3,000,000       John Q. Hammons Hotels, LP                       8.875        05/15/2012         2,902,500
           4,000,000       Kindercare Learning Centers                      9.500        02/15/2009         3,785,000
           4,150,000       Levi Strauss & Company                          11.625        01/15/2008         4,087,750
           1,500,000       Meristar Hospitality Corporation                 9.125        01/15/2011         1,226,250
           2,250,000       Office Depot, Inc.                              10.000        07/15/2008         2,514,375
           2,600,000       Perry Ellis International, Inc.                 12.250        04/01/2006         2,691,000
           2,800,000       Plastipak Holdings, Inc.                        10.750        09/01/2011         2,915,500
           1,100,000       Pliant Corporation                              13.000        06/01/2010           863,500
           4,000,000       Radnor Holdings, Inc.                           10.000        12/01/2003         3,380,000
           4,550,000       Riverwood International Company                 10.625        08/01/2007         4,777,500
           2,700,000       Saks, Inc.                                       8.250        11/15/2008         2,470,500
           2,000,000       Schuler Homes                                    9.375        07/15/2009         2,000,000
           3,000,000       Six Flags, Inc.                                  8.875        02/01/2010         2,640,000
           2,700,000       Stewart Enterprises, Inc.                       10.750        07/01/2008         2,916,000
           4,500,000       Travelcenters of America, Inc.                  12.750        05/01/2009         4,635,000
           2,400,000       United Auto Group, Inc.                          9.625        03/15/2012         2,292,000
           2,500,000       United Rentals North America, Inc.              10.750        04/15/2008         2,337,500
           2,300,000       William Carter Company                          10.875        08/15/2011         2,484,000
                           Total Consumer Cyclical                                                         89,866,362

Consumer Non-cyclical (15.0%)
           3,600,000       Advanced Medical Optics, Inc.                    9.250        07/15/2010         3,636,000
           2,250,000       AdvancePCS                                       8.500        04/01/2008         2,317,500
           3,000,000       Allied Waste North America, Inc.                 8.875        04/01/2008         2,985,000
           9,000,000       Allied Waste North America, Inc.                10.000        08/01/2009         8,685,000
           2,300,000       Armkel Finance, Inc.(d)                          9.500        08/15/2009         2,466,750
           2,200,000       Aurora Foods, Inc.                               9.875        02/15/2007           990,000
           3,200,000       Biovail Corporation                              7.875        04/01/2010         3,232,000
           2,625,000       Concentra Operating Corporation                 13.000        08/15/2009         2,585,625
           1,900,000       Del Monte Corporation                            9.250        05/15/2011         1,900,000
           5,200,000       Extendicare Health Services, Inc.                9.350        12/15/2007         4,498,000
           2,900,000       Great Atlantic & Pacific Tea Company             9.125        12/15/2011         1,754,500
           2,250,000       HCA, Inc.                                        6.300        10/01/2012         2,179,814
           2,000,000       Insight Health Services                          9.875        11/01/2011         1,950,000
           2,000,000       Jostens, Inc.                                   12.750        05/01/2010         2,230,000
           2,300,000       Michael Foods                                   11.750        04/01/2011         2,541,500
           3,290,000       New World Pasta Company                          9.250        02/15/2009         3,109,050
           3,200,000       Omnicare, Inc.                                   8.125        03/15/2011         3,408,000
           2,300,000       Playtex Products, Inc.                           9.375        06/01/2011         2,461,000
           2,000,000       Pliant Corporation                              13.000        06/01/2010         1,570,000
           2,400,000       Roundy's, Inc.                                   8.875        06/15/2012         2,328,000
           2,000,000       Smithfield Foods, Inc.                           8.000        10/15/2009         2,020,000
           4,500,000       Stater Brothers Holdings                        10.750        08/15/2006         4,567,500
           1,850,000       Team Health, Inc.                               12.000        03/15/2009         1,924,000
           2,250,000       Triad Hospitals, Inc.                            8.750        05/01/2009         2,396,250
           2,250,000       United Surgical Partners International, Inc.    10.000        12/15/2011         2,261,250
           3,000,000       Vanguard Health Systems, Inc.                    9.750        08/01/2011         2,850,000
           2,600,000       Windmere-Durable Holdings, Inc.                 10.000        07/31/2008         2,561,000
           3,500,000       Yum! Brands, Inc.                                8.875        04/15/2011         3,815,000
                           Total Consumer Non-cyclical                                                     79,222,739

Energy (1.5%)
           3,200,000       Aquila, Inc.                                    11.875        07/01/2012         2,595,814
           5,500,000       Nevada Power Company                            10.875        10/15/2009         5,252,500
                           Total Energy                                                                     7,848,314

Finance (9.4%)
           1,464,000       Altiva Financial Corporation(b,c)               12.000        06/15/2006            14,640
           1,706,250       Asat Finance LLC                                12.500        11/01/2006         1,032,281
           2,450,000       Chevy Chase Savings Bank                         9.250        12/01/2005         2,437,750
           4,000,000       Dollar Financial Group, Inc.                    10.875        11/15/2006         3,380,000
           3,000,000       DTI Holdings, Inc.(b)                           12.500        03/01/2008             7,800
           2,800,000       FC CBO II, Ltd.(b,c)                            11.050        09/09/2010           700,840
           2,000,000       Host Marriott, LP                                9.500        01/15/2007         2,010,000
           4,406,400       JP Morgan HYDI                                   8.750        05/15/2007         4,042,872
           1,750,000       Midland Funding Corporation II                  11.750        07/23/2005         1,733,396
           3,550,000       Midland Funding Corporation II                  13.250        07/23/2006         3,609,746
           8,148,000       Morgan Stanley and Company                       8.152        05/01/2012         7,722,935
           5,000,000       Orion Power Holdings, Inc.                      12.000        05/01/2010         3,525,000
           2,800,000       PCA LLC/PCA Finance Corporation                 11.875        08/01/2009         2,800,000
           2,811,380       Port Arthur Finance Corporation                 12.500        01/15/2009         2,881,665
           3,000,000       Riggs Capital Trust II                           8.875        03/15/2027         2,602,038
           5,000,000       SIG Capital Trust I(b)                           9.500        08/15/2027           250,000
           3,000,000       Sovereign Bancorp, Inc.                         10.500        11/15/2006         3,360,000
           3,650,000       United Companies Financial Corporation(b,c)      8.375        07/01/2005            27,375
           5,200,000       Williams Scotsman, Inc.                          9.875        06/01/2007         4,212,000
           3,600,000       Xerox Credit Corporation                         6.100        12/16/2003         3,312,000
                           Total Finance                           49,662,338

Industrial - Basic (6.1%)
           3,000,000       Avecia Group PLC                                11.000        07/01/2009         2,535,000
             400,000       Buckeye Technologies, Inc.                       8.500        12/15/2005           330,000
           1,700,000       Buckeye Technologies, Inc.                       8.000        10/15/2010         1,198,500
           3,000,000       Doman Industries, Ltd.(b)                        8.750        03/15/2004           555,000
           4,000,000       Durango SA de CV                                13.125        08/01/2006         2,570,000
             800,000       Durango SA de CV                                13.750        07/15/2009           490,000
           4,200,000       Equistar Chemicals LP                           10.125        09/01/2008         3,801,000
           3,500,000       Fonda Group, Inc.                                9.500        03/01/2007         2,467,500
           3,600,000       Georgia-Pacific Corporation                      8.125        05/15/2011         3,119,440
           2,000,000       IMC Global, Inc.                                10.875        06/01/2008         2,160,000
           1,200,000       ISP Chemco, Inc.                                10.250        07/01/2011         1,224,000
           2,600,000       ISP Holdings, Inc.                              10.625        12/15/2009         2,353,000
           1,600,000       Lyondell Chemical Company                        9.500        12/15/2008         1,504,000
           3,050,000       MacDermid, Inc.                                  9.125        07/15/2011         3,233,000
           2,000,000       Methanex Corporation                             8.750        08/15/2012         2,090,000
           2,400,000       OM Group, Inc.                                   9.250        12/15/2011           948,000
           1,200,000       Steel Dynamics, Inc.                             9.500        03/15/2009         1,254,000
           1,375,000       Weirton Steel Corporation(b)                     0.500        04/01/2008           199,375
                           Total Industrial-Basic                                                          32,031,815

Industrial - Energy (4.8%)
           2,200,000       Belden & Blake Corporation                       9.875        06/15/2007         1,826,000
           3,600,000       Chesapeake Energy Corporation                    9.000        08/15/2012         3,780,000
           2,000,000       Compton Petroleum Corporation                    9.900        05/15/2009         2,070,000
           2,200,000       Comstock Resources, Inc.                        11.250        05/01/2007         2,299,000
           1,350,000       Encore Acquisition Company                       8.375        06/15/2012         1,377,000
           3,050,000       Magnum Hunter Resources, Inc.                    9.600        03/15/2012         3,217,750
           4,500,000       MDP Acquisitions PLC                             9.625        10/01/2012         4,635,000
           2,500,000       Pogo Producing Company                           8.250        04/15/2011         2,625,000
           3,200,000       Western Oil Sands, Inc.                          8.375        05/01/2012         3,216,000
                           Total Industrial-Energy                                                         25,045,750

Industrial - Transportation (3.9%)
           3,075,000       Allied Holdings, Inc.                            8.625        10/01/2007         2,321,625
           3,150,000       Avis Group Holdings, Inc.                       11.000        05/01/2009         3,413,812
           2,700,000       Hornbeck Offshore Services                      10.625        08/01/2008         2,781,000
           2,250,000       Kansas City Southern Railway Company             9.500        10/01/2008         2,486,250
           3,000,000       Railamerica Transportation Corporation          12.875        08/15/2010         3,015,000
           2,000,000       United AirLines, Inc.(b)                         7.730        07/01/2010         1,423,890
           2,747,084       United AirLines, Inc.(b)                         7.762        10/01/2005         1,115,989
           1,200,000       United AirLines, Inc.(b)                         6.831        09/01/2008           489,449
           4,300,000       Windsor Petroleum Transport Corporation(c)       7.840        01/15/2021         3,590,539
                           Total Industrial-Transportation                                                 20,637,554

Other (1.6%)
           3,200,000       AGCO Corporation                                 8.500        03/15/2006         3,152,000
           2,000,000       AK Steel Corporation                             7.750        06/15/2012         1,990,000
           1,350,000       Brazilian Government International Bond         11.000        01/11/2012           786,375
           3,500,000       Supercanal Holdings SA(b)                       11.500        05/15/2005           105,000
           2,000,000       Vicar Operating, Inc.                            9.875        12/01/2009         2,150,000
                           Total Other                                                                      8,183,375

Technology (0.6%)
           1,600,000       Aavid Thermal Technologies                      12.750        02/01/2007         1,288,000
           8,000,000       DIVA Systems Corporation(b)                     12.625        03/01/2008           120,000
           1,800,000       Unisys Corporation                               8.125        06/01/2006         1,845,000
                           Total Technology                                                                 3,253,000

Utilities (6.0%)
           3,800,000       BRL Universal Equipment Corporation              8.875        02/15/2008         3,914,000
           3,200,000       Calpine Corporation                              4.000        12/26/2006         1,088,000
           7,200,000       Calpine Corporation                              8.500        02/15/2011         2,376,000
           3,208,625       CE Generation LLC                                7.416        12/15/2018         2,753,106
           3,600,000       Edison Mission Energy                            9.875        04/15/2011         1,494,000
           4,100,000       El Paso Corporation                              7.000        05/15/2011         2,710,580
           3,150,000       El Paso Energy Partners, LP                      8.500        06/01/2011         2,819,250
           3,800,000       Metrocall, Inc.(b)                              11.000        09/15/2008            47,500
           4,000,000       Mirant Americas Energy                           7.200        06/15/2004         1,400,448
           4,000,000       Panhandle Eastern Pipe Line                      7.875        08/15/2004         3,785,140
           3,800,000       PSEG Energy Holdings, Inc.                       8.625        02/15/2008         2,472,762
           4,800,000       TNP Enterprises, Inc.                           10.250        04/01/2010         4,152,000
           2,800,000       Xcel Energy, Inc.                                7.000        12/01/2010         2,366,000
                           Total Utilities                                                                 31,378,786

         Total Long-Term Fixed Income
         (Cost $636,477,032)        474,583,628

        Shares     Preferred Stock (3.4%)                                  Value
--------------------------------------------------------------------------------
         2,734     Broadwing Communications, Inc.                       $198,215
        44,123     Cablevision Systems Corporation Holdings*           2,647,380
        65,000     Chevy Chase Preferred Capital Corporation           3,679,000
         2,694     Cumulus Media, Inc.                                 2,943,195
         3,075     Dobson Communications Corporation                     684,187
         8,174     Dobson Communications Corporation                   1,818,715
         1,200     J. Crew Group, Inc.(c)*                               660,000
        23,522     McLeod USA, Inc.*                                      50,808
        36,500     PRIMEDIA, Inc.                                      1,327,688
        32,000     PRIMEDIA, Inc.                                      1,036,000
         2,600     Sovereign REIT                                      2,869,750
        22,500     Weirton Steel Corporation*                             56,250
                   Total Preferred Stock
                   (Cost $37,155,437)                                  17,971,188

         Shares   Common Stocks (0.5%)                                     Value
--------------------------------------------------------------------------------
         3,000      Aavid Thermal Technology, Stock Warrants*              $30,750
        17,876      Arch Wireless, Inc.*                                     6,972
         2,900      ASAT Finance LLC, Stock Warrants*                        3,625
         2,000      Birch Telecom, Inc., Stock Warrants(c)*                     20
           169      Completel Europe NV*                                    90,084
        16,911      Completel Europe NV*                                    90,085
       113,633      Covad Communications Group, Inc.*                      156,814
        19,316      Dictaphone Corporation*                                 86,922
        17,438      Dictaphone Corporation, Stock Warrants*                  9,809
        24,000      Diva Systems, Stock Warrants*                              240
         5,840      FLAG Telecom Group, Ltd.*                               20,440
         7,000      GT Group Telecom, Inc., Stock Warrants*                  7,000
       108,276      ICO Global Communications, Ltd.*                        72,545
       141,340      Imperial Sugar Company*                                197,876
         9,500      Jazztel PLC Warrants*                                   62,938
         3,990      Jostens, Inc., Stock Warrants*                          96,758
        52,125      McLeod USA, Inc., Stock Warrants*                        2,606
         2,000      Minorplanet Systems USA, Inc., Stock Warrants*           1,630
       307,011      Minorplanet Systems USA, Inc.*                         202,627
       298,507      Motient Corporation*                                   358,208
         3,000      Pliant Corporation, Stock Warrants*                      3,375
        19,360      Protection One Inc., Stock Warrants*                       194
         3,000      RailAmerica, Inc., Stock Warrants*                      91,500
        13,500      Travelcenters of America, Inc., Stock Warrants*        135,000
        36,330      TVMAX Holdings, Inc.(c)*                               726,600
         4,545      Wherehouse Entertainment, Inc., Stock Warrants,
                    Class B*                                                    45
         4,545      Wherehouse Entertainment, Inc., Stock Warrants,
                    Class C*                                                    45

        Shares      Common Stocks (0.5%)                                     Value
----------------------------------------------------------------------------------
         2,700      Winsloew Furniture Inc., Stock Warrants*               $28,350
         2,000      XM Satellite Radio, Stock Warrants*                      2,400
                    Total Common Stocks
                    (Cost $21,443,150)                                   2,485,458

       Principal
       Amount           Short Term Investments (5.8%)              Interest Rate     Maturity Date      Value
--------------------------------------------------------------------------------------------------------------------
       $18,420,000      Abbey National North America                  1.880%          11/01/2002       $18,420,000
         6,370,000      Enterprise Funding Corporation                1.780           11/05/2002         6,368,740
         1,000,000      Kitty Hawk Funding Corporation                1.770           11/06/2002           999,754
         5,000,000      Medtronic, Inc.                               1.740           11/07/2002         4,998,550

         Total Short-Term Investments
         (at amortized cost)        30,787,044
         Total Investments
         (Cost $725,862,663)        $525,827,318

* Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) Non-income producing, in default or bankrupt.
(c) Denotes restricted securities. These securities have been valued from the date of acquisition through October 31, 2002, by obtaining quotations from brokers who are active with these securities. The following table indicates the acquisition date and cost of restricted securities the Fund owned as of October 31, 2002.

                                                 Acquisition
      Security                                      Date                        Cost
---------------------------------------------------------------------------------------
Altiva Financial Corporation                        11/16/96                 $3,470,890
Birch Telecom, Inc. Stock Warrants                  06/18/98                     10,870
CSAM Funding Corporation                            05/10/02                  2,000,000
FC CBO II Ltd.                                      09/04/98                  2,666,029
J. Crew Group, Inc.                                 10/23/97                  1,218,000
Logix Communications Enterprises, Inc.              06/10/98                  4,564,838
Scott Cable Communications                          01/21/92                    103,099
TVMAX Holdings, Inc.                                07/09/99                  2,245,000
United Companies Financial Corporation              08/03/98                  3,348,071
Venture CDO 2002, Ltd.                              03/13/02                  2,000,000
Windsor Petroleum Transport Corporation             04/21/98                  3,544,900

(d) Earmarked as collateral on transactions including long-settle, when-issued, options or futures.
(e) At October 31, 2002, $78,000 of cash was pledged as the initial margin deposit on the following financial futures contracts:

                                                                                            Notional
                                   Number of      Expiration                    Market      Principal  Unrealized
Type                               Contracts         Date         Position       Value       Amount       Loss
------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures            60       December 2002        Short    $6,883,125   $6,877,823     $5,302

Lutheran Brotherhood Income Fund
Schedule of Investments as of October 31, 2002(a)

       Principal
       Amount           Long -Term Fixed Income (79.2%)           Interest Rate  Maturity Date    Market Value
-----------------------------------------------------------------------------------------------------------------
         Asset-Backed Securities (7.7%)
        $6,500,000      BMW Vehicle Owner Trust                        4.460%     05/25/2007     $6,834,557
         5,000,000      Chase Credit Card Master Trust                 5.500      11/17/2008      5,427,263
         5,000,000      Chase Manhattan Auto Owner Trust               5.070      02/15/2008      5,287,570
         4,000,000      Citibank Credit Issuance Trust                 4.100      12/07/2006      4,157,784
         8,000,000      CPL Transition Funding LLC                     5.010      01/15/2010      8,510,904
         5,250,000      Honda Auto Receivables Owner Trust(e)          4.220      04/16/2007      5,469,209
         7,750,000      MBNA Credit Card Master Note Trust Series      4.950      06/15/2009      8,318,734
         7,500,000      MMCA Automobile Trust                          4.300      03/15/2010      7,811,400
         5,000,000      Standard Credit Card Master Trust              6.550      10/07/2007      5,544,925
         6,141,000      Washington Mutual                              4.070      12/25/2032      6,148,676
                        Total Asset-Backed Securities                                            63,511,022

Capital Goods (1.1%)
         3,957,981      Systems 2001 AT LLC                            6.664      09/15/2013      4,249,241
         5,000,000      Textron Financial Corporation                  5.875      06/01/2007      5,127,215
                        Total Capital Goods                                                       9,376,456

Commercial Mortgage-Backed Securities (0.4%)
         2,000,000      Banc of America Commercial Mortgage, Inc.      5.118      07/11/2043      2,051,253
         1,483,473      Banc of America Commercial Mortgage, Inc.      3.366      07/11/2043      1,503,499
                        Total Commercial Mortgage-Backed Securities                               3,554,752

Communications (1.3%)
         1,000,000      AT&T Wireless Services, Inc.                   7.875      03/01/2011        871,514
         1,000,000      British Sky Broadcasting Group PLC             8.200      07/15/2009      1,051,621
         1,400,000      CSC Holdings, Inc.                             7.625      04/01/2011      1,151,500
         1,400,000      Echostar DBS Corporation                       9.125      01/15/2009      1,389,500
         1,000,000      Sprint Capital Corporation                     7.625      01/30/2011        806,936
         5,500,000      Verizon Pennsylvania, Inc.(e)                  5.650      11/15/2011      5,491,426
                        Total Communications                                                     10,762,497

Consumer Cyclical (1.4%)
         2,750,000      ArvinMeritor, Inc.                             6.625      06/15/2007      2,534,290
         2,500,000      Gap, Inc.                                     10.550      12/15/2008      2,550,000
         1,500,000      General Motors Acceptance Corporation          6.125      09/15/2006      1,443,258
         3,500,000      Johnson Controls, Inc.                         5.000      11/15/2006      3,632,269
         1,750,000      Starwood Hotels & Resorts Worldwide, Inc.      7.375      05/01/2007      1,680,000
                        Total Consumer Cyclical                                                  11,839,817

Consumer Non-cyclical (4.7%)
        $1,800,000      Allied Waste North America                     8.875%     04/01/2008     $1,791,000
         4,000,000      Bunge Ltd Finance Corporation                  7.800      10/15/2012      3,977,256
         7,500,000      Coca-Cola Enterprises(e)                       5.250      05/15/2007      8,072,730
         2,000,000      General Mills, Inc.                            6.000      02/15/2012      2,146,078
         3,000,000      General Mills, Inc.                            5.125      02/15/2007      3,153,591
         4,000,000      Kellogg Company(e)                             6.000      04/01/2006      4,356,708
         2,000,000      Tenet Healthcare Corporation                   6.375      12/01/2011      2,121,384
         5,500,000      Waste Management, Inc.                         6.500      11/15/2008      5,619,229
         6,000,000      Wellpoint Health Network                       6.375      01/15/2012      6,493,566
         1,350,000      Yum! Brands, Inc.                              7.700      07/01/2012      1,404,000
                        Total Consumer Noncyclical                                               39,135,542

Finance (15.9%)
         5,000,000      Abbey National Capital Trust I                 8.963      12/29/2049      5,977,940
         4,000,000      Capital One Bank                               6.500      07/30/2004      3,687,792
         3,500,000      Charter One Bank, FSB                          6.375      05/15/2012      3,802,589
         3,000,000      Countrywide Home Loans, Inc.                   5.625      07/15/2009      3,074,697
         4,000,000      Credit Suisse First Boston USA, Inc.           6.500      01/15/2012      4,180,992
         8,000,000      Equitable Life Assurance Society USA           6.950      12/01/2005      8,540,960
        12,500,000      Federal Home Loan Mortgage Corporation         4.000      10/29/2007     12,791,913
         4,000,000      General Electric Capital Corporation           6.750      03/15/2032      4,203,088
         4,000,000      General Motors Acceptance Corporation          6.875      09/15/2011      3,650,564
         4,500,000      Goldman Sachs Group, Inc.(e)                   6.600      01/15/2012      4,899,339
         1,000,000      Hartford Financial Services Group, Inc.        4.700      09/01/2007      1,021,990
         5,000,000      ING Capital Funding Trust III                  8.439      12/29/2049      5,699,800
         5,000,000      International Lease Finance Corporation        5.625      06/01/2007      5,028,740
         4,000,000      John Hancock Global Funding II                 6.500      03/01/2011      4,247,008
         2,000,000      Lincoln National Corporation                   5.250      06/15/2007      2,026,862
         5,000,000      Marsh & McLennan Cos, Inc.                     5.375      03/15/2007      5,365,675
         4,000,000      Marshall & Ilsley Bank Corporation(e)          6.375      09/01/2011      4,430,240
         4,500,000      Metropolitan Life Global Funding I             4.750      06/20/2007      4,729,127
         3,000,000      Nationwide Financial                           5.900      07/01/2012      3,002,235
         2,000,000      Nationwide Mutual Insurance Company            8.250      12/01/2031      2,018,396
         3,500,000      PNC Funding Corporation                        5.750      08/01/2006      3,676,929
         6,000,000      Principal Life Global Funding I(e)             6.250      02/15/2012      6,287,616
         5,500,000      Regions Financial Corporation(e)               6.375      05/15/2012      6,084,639
         6,000,000      Standard Chartered Bank(e)                     8.000      05/30/2031      6,259,752
         6,000,000      US Bank National Association                   6.300      02/04/2014      6,652,902
         4,500,000      Wells Fargo Financial, Inc.                    7.730      12/01/2026      4,576,302
         2,000,000      Wells Fargo Financial, Inc.                    4.875      06/12/2007      2,122,598
         3,000,000      XL Capital Europe PLC                          6.500      01/15/2012      3,059,487
                        Total Finance                                                           131,100,172

Industrial - Basic (1.4%)
        $3,000,000      International Paper Company                    5.850%     10/30/2012     $3,083,292
         3,500,000      Praxair, Inc.                                  6.375      04/01/2012      3,834,019
         1,000,000      Weyerhaeuser Company                           6.125      03/15/2007      1,055,287
         3,000,000      Weyerhaeuser Company                           6.750      03/15/2012      3,149,781
                        Total Industrial-Basic                                                   11,122,379

Industrial - Energy (1.8%)
         6,000,000      ConocoPhillips Corporation(e)                  4.750      10/15/2012      5,922,588
         1,500,000      Pemex Finance, Ltd.                            8.450      02/15/2007      1,659,563
         4,000,000      Pemex Finance, Ltd.                            9.030      02/15/2011      4,712,740
         2,000,000      Union Oil Company of California                5.050      10/01/2012      1,955,230
           400,000      Western Oil Sands, Inc.                        8.375      05/01/2012        402,000
                        Total Industrial-Energy                                                  14,652,121

Industrial - Transportation (4.2%)
         6,000,000      Burlington Northern Santa Fe Corporation       5.900      07/01/2012      6,392,490
         4,500,000      CNF Transportation, Inc.                       8.875      05/01/2010      4,813,906
         2,250,000      Delta Air Lines, Inc.                          6.417      07/02/2012      2,348,452
         5,000,000      Delta Air Lines, Inc.                          6.718      01/02/2023      5,175,504
         3,681,378      Federal Express Corporation                    6.720      01/15/2022      3,923,668
         5,250,000      Hertz Corporation                              7.400      03/01/2011      4,389,641
         4,000,000      Southwest Airlines Company                     5.496      11/01/2006      4,161,634
         4,417,095      United Air Lines, Inc.(c)                      7.186      04/01/2011      3,141,593
                        Total Industrial-Transportation                                          34,346,888

Other (3.0%)
         2,600,000      Brazilian Government International            11.000      01/11/2012      1,514,500
         6,000,000      Chile Government International                 5.625      07/23/2007      6,175,638
         4,500,000      Corporacion Andina de Fomento                  6.875      03/15/2012      4,513,316
         5,000,000      Mexico Government International                9.875      02/01/2010      5,845,000
         6,500,000      Region of Lombardy                             5.804      10/25/2032      6,601,153
                        Total Other                                                              24,649,607

Pass Through Securities (15.1%)
        72,000,000      Federal National Mortgage Association(b)       5.500      11/01/2017     74,250,000
        48,000,000      Federal National Mortgage Association(b)       7.000      11/01/2032     50,160,000
                        Total Pass Through Securities                                           124,410,000

Technology (0.7%)
         3,000,000      Hewlett-Packard Company                        6.500      07/01/2012      3,078,555
         2,500,000      Hewlett-Packard Company                        5.500      07/01/2007      2,585,215
                        Total Technology                                                          5,663,770

U.S. Government Securities (15.3%)
         6,000,000      Federal Home Loan Mortgage Corporation(e)      4.500      08/15/2004      6,281,070
        12,000,000      Federal National Mortgage Association(e)       3.875      03/15/2005     12,506,400
        16,000,000      Federal National Mortgage Association(e)       5.250      04/15/2007     17,445,424
         9,750,000      Federal National Mortgage Association          3.500      10/15/2007      9,845,589
        10,000,000      U.S. Treasury Bonds(d)                         6.125      08/15/2029     11,403,520
         4,500,000      U.S. Treasury Notes(e)                         5.000      02/15/2011      4,908,915
        39,500,000      U.S. Treasury Notes(e)                         4.375      05/15/2007     42,355,850
        19,250,000      U.S. Treasury Notes                            2.250      07/31/2004     19,466,620
         2,000,000      U.S. Treasury Notes                            4.375      08/15/2012      2,076,875
                        Total U.S. Government Securities                                        126,290,263

Utilities (5.2%)
         2,500,000      Allegheny Energy Supply Company, LLC           8.250      04/15/2012      1,337,500
         4,000,000      CalEnergy Company, Inc.                        7.630      10/15/2007      4,464,360
         4,500,000      Calpine Corporation                            8.500      02/15/2011      1,485,000
         3,000,000      Carolina Power & Light, Inc.                   6.500      07/15/2012      3,135,258
         1,000,000      Constellation Energy Group, Inc.               6.125      09/01/2009        946,180
         1,500,000      Constellation Energy Group, Inc.               7.000      04/01/2012      1,481,048
         3,000,000      Dominion Resources, Inc.                       6.250      06/30/2012      3,060,240
         1,750,000      Dynegy Holdings, Inc.                          8.125      03/15/2005        481,250
         2,000,000      El Paso Corporation                            7.800      08/01/2031      1,242,962
         2,734,828      FPL Energy Virginia Funding Corporation        7.520      06/30/2019      2,759,121
         4,000,000      Indiana Michigan Power Company(e)              6.125      12/15/2006      3,845,332
         2,250,000      Kinder Morgan Energy Partners, LP              7.500      11/01/2010      2,486,491
         2,000,000      Kinder Morgan Energy Partners, LP              7.750      03/15/2032      2,152,708
         7,000,000      Mirant Americas Energy                         7.200      06/15/2004      2,450,784
         4,750,000      Powergen US Funding, LLC                       4.500      10/15/2004      4,873,115
         1,875,000      PSEG Energy Holdings, Inc.                     8.625      02/15/2008      1,220,113
         1,000,000      Public Service Company of Colorado             7.875      10/01/2012      1,037,192
         2,000,000      Texas Eastern Transmission, LP                 5.250      07/15/2007      2,075,096
         2,000,000      Transcontinental Gas Pipe Corporation(e)       8.875      07/15/2012      1,960,000
                        Total Utilities                                                          42,493,750

Total Long-Term Fixed Income
(Cost $648,769,345)     652,909,036

          Shares        Preferred Stocks (0.3%)                Market Value
              150       Berkshire Hathaway, Inc.*                $1,471,950
           65,000       Travelers Property Casualty Company       1,381,250

Total Preferred Stock
 (Cost $3,195,277)      2,853,200

        Principal
            Amount      Short -Term Investments (20.5%)           Interest Rate  Maturity Date   Market Value
-------------------------------------------------------------------------------------------------------------
        $3,550,000      Abbey National, North America                  1.880%     11/01/2002     $3,550,000
         5,000,000      Amsterdam Funding Corporation                  1.780      11/18/2002      4,995,797
         5,000,000      Asset Securitization Cooperative Corporation   1.760      11/01/2002      5,000,000
        10,000,000      Asset Securitization Cooperative Corporation   1.760      11/08/2002      9,996,578
         5,000,000      Bell South Capital Funding                     1.740      11/19/2002      4,995,650
        10,000,000      California Pollution Control Financing
                        Authority(e)                                   1.780      08/01/2031     10,000,000
         5,000,000      Citicorp                                       1.750      11/14/2002      4,996,840
        10,000,000      Enterprise Funding Corporation                 1.780      11/15/2002      9,993,078
        10,000,000      Falcon Asset Securitization Corporation        1.780      11/21/2002      9,990,111
         5,000,000      General Electric Capital Corporation           1.770      12/04/2002      4,991,887
        10,000,000      Kitty Hawk Funding Corporation                 1.780      11/20/2002      9,990,605
         5,000,000      Medtronic, Inc.                                1.740      11/07/2002      4,998,550
        22,330,000      New Center Asset Trust                         1.880      11/01/2002     22,330,000
        10,000,000      Park Avenue Receivables Corporation(e)         1.760      11/06/2002      9,997,556
         6,075,000      Preferred Receivables Funding Corporation      1.780      11/14/2002      6,071,095
        10,000,000      Private Export Funding Corporation             1.720      11/25/2002      9,988,533
        10,780,000      Sheffield Receivables Corporation              1.780      11/19/2002     10,770,406
        10,060,000      Triple A-1 Funding Corporation(e)              1.760      11/05/2002     10,058,033
        16,000,000      Wal-Mart Stores, Inc.                          1.750      11/04/2002     15,997,667

         Total Short-Term Investments
         (at amortized cost)        168,712,386
         Total Investments
         (Cost $820,677,008)        $824,474,622

*Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) Denotes investments purchased on a when-issued basis.
(c) Non-income producing, in default or bankrupt.
(d) At October 31, 2002, U.S. Treasury Bonds valued at $3,421,056 were pledged as the initial margin deposit to cover open financial futures contracts and call options written as follows:

                                                                                            Notional
                                   Number of      Expiration                    Market      Principal  Unrealized
Type                               Contracts         Date         Position       Value       Amount       Loss
---------------------------------------------------------------------------------------------------------------------
U.S. Treasury Note Futures (5 Year)    100       December 2002      Short    $11,373,437    $11,168,506    $204,931
U.S. Treasury Note Futures (10 Year)   260       December 2002      Short     29,826,875     29,278,166     548,709
                                                                                                           $753,640

                                   Number of        Exercise        Expiration
Written Call Options               Contracts          Price            Date            Value
------------------------------------------------------------------------------------------------
U.S. Treasury Bond Futures            200              113       November 2002         $109,375

(e) Earmarked as collateral on transactions including long-settle, when-issued, options or futures.

Lutheran Brotherhood Municipal Bond Fund
Schedule of Investments as of October 31, 2002(a)

     Principal
     Amount        Long -Term Fixed Income Investments (96.2%)                Interest Rate   Maturity Date   Market Value
---------------------------------------------------------------------------------------------------------------------------
Alaska - (0.5%)
    $3,155,000     Alaska Energy Authority Power Revenue Refunding Bonds
                   (Bradley Lake) (Series 5) (FSA Insured)                         5.000%     07/01/2021    $3,181,281
                   Total Alaska                                                                              3,181,281

Alabama - (0.8%)
     5,000,000     Huntsville, Alabama Health Care Authority Revenue Bonds
                   (Series B)                                                      5.750      06/01/2032     5,035,200
                   Total Alabama                                                                             5,035,200

Arkansas - (1.0%)
       830,000     Arkansas Housing Development Agency Single Family
                   Mortgage Revenue Bonds (FHA Insured)(b)                         8.375      07/01/2010     1,005,952
     1,000,000     Arkansas State Community Water System Public Water
                   Authority Revenue (Series B) (MBIA Insured)                     5.000      10/01/2023     1,003,830
     3,000,000     Jonesboro, Arkansas Residential Housing and Health Care
                   Facilities Revenue Bonds (St Bernard's Regional Medical
                   Center) (AMBAC Insured)                                         5.800      07/01/2011     3,336,930
       875,000     Pope County Arkansas Pollution Control Revenue Bonds
                   (Arkansas Power and Light Company Project) (FSA
                   Insured)                                                        6.300      12/01/2016       946,890
                   Total Arkansas                                                                            6,293,602

Arizona - (1.3%)
       500,000     Glendale, Arizona Industrial Development Authority
                   (Midwestern University) (Series A)                              5.750      05/15/2021       519,685
     2,250,000     Phoenix, Arizona Civic Improvement Corporation
                   Wastewater System Revenue Bonds (FGIC Insured)(b)               6.000      07/01/2020     2,650,343
     2,000,000     Phoenix, Arizona Industrial Development Authority
                   Government Office Lease Revenue Bonds (Capital Mall
                   Project) (AMBAC Insured)                                        5.375      09/15/2020     2,105,200
     1,700,000     Pima County Arizona Unified School District #16 Catalina
                   Foothills (Series A) (MBIA Insured)                             8.900      07/01/2005     1,996,497
     1,000,000     Pinal County, Arizona Unified School District #43 Apache
                   Junction (Series A) (FGIC Insured)(b)                           5.800      07/01/2011     1,131,200
                   Total Arizona                                                                             8,402,925

California - (9.2%)
     1,000,000     Anaheim, California Public Financing Authority Lease Revenue
                   Bonds (Public Improvements Project) (Series A) (FSA Insured)    5.000      09/01/2027     1,004,520
     3,450,000     Anaheim, California Public Financing Authority Lease Revenue
                   Bonds (Public Improvements Project) (Series A) (FSA Insured)    6.000      09/01/2024     4,011,004
    10,000,000     California State General Obligation Bonds                       5.000      02/01/2020    10,109,900
     2,000,000     California State General Obligation Bonds (AMBAC Insured)       6.300      09/01/2010     2,354,720
     3,000,000     California State Public Works Board Lease Revenue Bonds
                   (Department of Corrections State Prison - A)                    7.400      09/01/2010     3,690,420
     4,000,000     California State Public Works Board Lease Revenue Bonds
                   (UCLA Replacement Hospital) (Series - A) (FSA Insured)          5.375      10/01/2015     4,377,520
     1,500,000     California State Revenue General Obligation Bonds               7.000      08/01/2006     1,723,800
       300,000     California State Unrefunded General Obligation Bonds (MBIA
                   Insured)                                                        6.000      08/01/2016       326,463
     1,000,000     California State Veterans General Obligation Revenue Bonds
                   (Series AT) (FGIC Insured)                                      9.500      02/01/2010     1,346,360
     1,400,000     Central Valley Financing Authority Cogeneration Project
                   Revenue Bonds (Carson Ice-Gen Project)                          6.000      07/01/2009     1,458,688
     2,385,000     Orange County, California Recovery Certificates Of
                   Participation Bonds (Series A) (MBIA Insured)                   5.800      07/01/2016     2,644,059
     1,785,000     Palmdale, California Civic Authority Revenue Bonds (Series A)   6.600      09/01/2034     1,902,132
     5,000,000     Pittsburgh, California Redevelopment Agency Tax Allocation
                   Bonds (Los Medanos Community Development Project)
                   (AMBAC Insured)                                                 0.000      08/01/2024     1,550,250
     2,815,000     Riverside County California Transportation Commission Sales
                   Tax Revenue Bonds (Series A) (MBIA/IBC Insured)                 0.000      06/01/2004     2,721,936
       500,000     Sacramento, California Cogeneration Authority Bonds
                    (Procter and Gamble Project)(b)                                6.375      07/01/2010       568,155
       500,000     Sacramento, California Cogeneration Authority Revenue
                   Bonds (Procter and Gamble Project)                              6.375      07/01/2010       544,575
     1,500,000     San Francisco California Bay Area Rapid Transit District Sales
                   Tax Revenue Bonds (AMBAC Insured)                               6.750      07/01/2010     1,819,215
    15,000,000     San Joaquin Hills Transportation Corridor Agency, California
                   Toll Road Revenue Bonds, Step Coupon(b)                         7.650      01/01/2013    18,696,150
                   Total California                                                                         60,849,867

Colorado - (6.1%)
     5,000,000     Boulder Larimer Weld Counties, Colorado St. Vrain Valley
                   Public School District General Obligation Bonds (Series A)
                   (MBIA Insured)                                                  0.000      12/15/2004     4,778,300
     2,500,000     Boulder Larimer Weld Counties, Colorado St. Vrain Valley
                   Public School District General Obligation Bonds (Series A)
                   (MBIA Insured)                                                  0.000      12/15/2003     2,447,475
     1,000,000     Colorado Educational and Cultural Facilities Authority
                   Bonds (University Lab School Project)                           5.750      06/01/2016     1,009,380
     1,000,000     Colorado Educational and Cultural Facilities Authority
                   Revenue Bonds (University Lab School Project)                   6.250      06/01/2031     1,009,180
     3,000,000     Colorado Health Facilities Authority Revenue Bonds
                   (Evangelical Lutheran Good Samaritan Society)                   6.800      12/01/2020     3,271,530
     1,000,000     Colorado Health Facilities Authority Revenue Bonds (Parkview
                   Medical Center Project)                                         6.500      09/01/2020     1,096,980
      $500,000     Colorado Health Facilities Authority Revenue Bonds
                   (Parkview Medical Center Project)                               6.600%     09/01/2025      $552,910
       465,000     Colorado Housing and Finance Authority Single Family
                   Revenue Bonds (Series A-3)                                      7.000      11/01/2016       494,276
     3,755,000     Colorado Housing and Finance Authority Single Family
                   Revenue Bonds (Series D-2) (Subject to 'AMT')                   6.350      11/01/2029     3,968,697
        70,000     Colorado Water Resources and Power Development Authority
                   Clean Water Revenue Unrefunded Bonds (Series A) (FSA
                   Insured)                                                        6.250      09/01/2013        70,937
     6,000,000     Denver, Colorado City & County Bonds                            5.600      10/01/2029     6,330,480
     1,000,000     Denver, Colorado Health and Hospital Authority Healthcare
                   Revenue Bonds (Series A)                                        6.000      12/01/2023     1,010,390
       150,000     Douglas County, Colorado School District # RE-1 Douglas and
                   Elbert Counties General Obligation Bonds (Series A) (MBIA
                   Insured)                                                        6.500      12/15/2016       164,630
     3,350,000     Douglas County, Colorado School District Number 1
                   Douglas and Elbert General Obligation Bonds (Series A)
                   (MBIA Insured)(b)                                               6.500      12/15/2016     3,714,313
     1,000,000     Eagle Garfield and Routt Counties School District General
                   Obligation Bonds (FGIC Insured)(b)                              6.300      12/01/2012     1,112,570
     1,890,000     Goldsmith, Colorado Metropolitan District Capital
                   Appreciation General Obligation Bonds (MBIA Insured)            0.000      06/01/2007     1,631,694
     1,885,000     Goldsmith, Colorado Metropolitan District Capital
                   Appreciation General Obligation Bonds (MBIA Insured)            0.000      12/01/2008     1,521,440
     1,890,000     Goldsmith, Colorado Metropolitan District Capital
                   Appreciation General Obligation Bonds (MBIA Insured)            0.000      06/01/2008     1,552,635
     3,000,000     Larimer County, Colorado School District # R 1 Poudre Valley
                   (MBIA/IBC Insured)                                              7.000      12/15/2016     3,935,880
       635,000     Regional Transportation District, Colorado, Sales Tax Revenue
                   Bonds (FGIC Insured)(b)                                         6.250      11/01/2012       641,350
                   Total Colorado                                                                           40,315,047

Connecticut - (0.7%)
     4,000,000     Connecticut State Special Tax Obligation Revenue Bonds
                   (Transportation Infrastructure) (Series B)                      6.500      10/01/2010     4,810,080
                   Total Connecticut                                                                         4,810,080

Florida - (0.6%)
       750,000     Florida Intergovernmental Finance Commission Capital
                   Revenue Bonds                                                   5.125      05/01/2021       763,688
     1,520,000     Florida State Revenue Bonds (Jacksonville Transportation)       5.000      07/01/2019     1,557,483
     1,500,000     Jacksonville, Florida Health Facilities Authority Revenue       5.750      08/15/2015     1,720,695
                   Bonds (Series C)(b)
                   Total Florida                                                                             4,041,866

Georgia - (4.2%)
    $2,620,000     Atlanta, Georgia Water and Wastewater Revenue
                   Bonds (Series A) (FCIC Insured)(b)                              5.000%     11/01/2038    $2,914,043
     2,000,000     Brunswick, Georgia Water and Sewer Revenue Bonds (MBIA
                   Insured)                                                        6.000      10/01/2011     2,329,060
     1,500,000     Brunswick, Georgia Water and Sewer Revenue Refunding
                   Bonds (MBIA Insured)                                            6.100      10/01/2019     1,797,795
     1,000,000     Chatham County, Georgia Hospital Authority Revenue Bonds
                   (Memorial Health University Medical Center)                     6.125      01/01/2024     1,041,690
     5,000,000     Cherokee County, Georgia Water and Sewer Authority
                   Revenue Refunding Bonds (MBIA Insured)                          5.500      08/01/2018     5,674,550
     1,000,000     Georgia State General Obligation Bonds (Series B)               6.300      03/01/2009     1,175,480
     2,000,000     Georgia State General Obligation Bonds (Series B)               5.650      03/01/2012     2,318,700
     1,000,000     Georgia State General Obligation Bonds (Series B)               6.300      03/01/2010     1,184,390
     3,500,000     Georgia State General Obligation Bonds (Series D)               5.000      08/01/2012     3,887,170
     5,000,000     Rockdale County, Georgia Water and Sewer Authority
                   Revenue Bonds (Series A) (MBIA Insured)                         5.500      07/01/2025     5,213,000
                   Total Georgia                                                                            27,535,878

Hawaii - (0.2%)
     1,000,000     Honolulu, Hawaii City & County (Series A) (FSA Insured)         5.250      09/01/2024     1,019,010
                   Total Hawaii                                                                              1,019,010

Iowa - (1.0%)
     4,500,000     Iowa Finance Authority Health Care Facilities Revenue Bonds
                   (Genesis Medical Center)                                        6.250      07/01/2025     4,734,000
     2,000,000     Iowa Financial Authority Revenue Bonds (Iowa State
                   Revolving Fund)(b)                                              6.250      05/01/2024     2,152,720
                   Total Iowa                                                                                6,886,720

Idaho - (0.7%)
     1,000,000     Idaho Falls, Idaho General Obligation Bonds (FGIC Insured)      0.000      04/01/2007       872,500
     3,115,000     Idaho Falls, Idaho General Obligation Bonds (FGIC Insured)      0.000      04/01/2010     2,335,004
     2,000,000     Idaho Falls, Idaho General Obligation Bonds (FGIC Insured)      0.000      04/01/2011     1,428,960
                   Total Idaho                                                                               4,636,464

Illinois - (4.8%)
     1,000,000     Alton, Illinois Hospital Facilities Revenue and Refunding
                   Bonds (St. Anthony's Health Center)                             6.000      09/01/2014     1,004,770
    10,000,000     Chicago, Illinois Capital Appreciation City Colleges General
                   Obligation Bonds (FGIC Insured)                                 0.000      01/01/2024     3,127,800
     3,000,000     Chicago, Illinois Lakefront Millennium Project General
                   Obligation Bonds, Step Coupon (MBIA Insured)                    0.000      01/01/2029     2,543,670
     2,500,000     Cook County, Illinois General Obligation Bonds (Series A)
                   (MBIA Insured)                                                  6.250      11/15/2011     2,981,225

    $1,000,000     Illinois Development Finance Authority Revenue Bonds
                   (Midwestern University) (Series B)                              6.000%     05/15/2026    $1,029,950
     1,000,000     Illinois Educational Facilities Authority Student Housing
                   Revenue Bonds (University Center Project)                       6.625      05/01/2017     1,060,030
     2,000,000     Illinois Health Facilities Authority Revenue Bonds (Lutheran
                   General Health Care Facilities) (FSA Insured)                   6.000      04/01/2018     2,345,360
        61,000     Illinois Health Facilities Authority Revenue Bonds (MBIA
                   Insured)(b)                                                     7.900      08/15/2003        63,956
     2,000,000     Illinois Health Facilities Authority Revenue Bonds (Swedish
                   American Hospital)                                              6.875      11/15/2030     2,156,540
       363,000     Illinois Health Facilities Authority Unrefunded Revenue Bonds
                   (Series B)                                                      7.900      08/15/2003       364,601
     2,000,000     Illinois Sports Facilities Authority State Tax Supported Capital
                   Appreciation Revenue Bonds (AMBAC Insured)                      0.000      06/15/2017       973,360
     1,500,000     Illinois Sports Facilities Authority State Tax Supported Capital
                   Appreciation Revenue Bonds (AMBAC Insured)                      0.000      06/15/2018       681,285
     1,500,000     Illinois Sports Facilities Authority State Tax Supported Capital
                   Appreciation Revenue Bonds (AMBAC Insured)                      0.000      06/15/2019       642,480
     1,410,000     Metropolitan Pier and Exposition Authority Illinois State Tax
                   Revenue Bonds (McCormick Place Exposition Project)              5.250      12/15/2028     1,441,683
    17,505,000     Metropolitan Pier and Exposition Authority Illinois State Tax
                   Revenue Bonds (McCormick Place Exposition Project) (Series
                   A) (FGIC Insured)                                               0.000      06/15/2020     7,003,400
    10,000,000     Metropolitan Pier and Exposition Authority Illinois State Tax
                   Revenue Bonds (McCormick Place Exposition Project) (Series
                   A) (FGIC Insured)                                               0.000      06/15/2018     4,541,900
                   Total Illinois                                                                           31,962,010

Indiana - (1.4%)
     4,000,000     Avon, Indiana Community School Building Corporation
                   Revenue Bonds (First Mortgage) (AMBAC Insured)                  5.250      01/01/2022     4,095,920
       700,000     Ball State University, Indiana University Student Fee Revenue
                    Bonds (Series K) (FGIC Insured)                                5.750      07/01/2020       772,205
     2,450,000     Indiana Municipal Power Agency Power Supply System
                   Revenue (Series A) (MBIA Insured)(b)                            5.500      01/01/2023     2,464,137
     2,120,000     Purdue University, Indiana Revenue Bonds (Student Fees)
                   (Series L)                                                      5.000      07/01/2020     2,160,428
                   Total Indiana                                                                             9,492,690

Kansas - (2.1%)
       920,000     Kansas City, Kansas Utility System Capital Appreciation
                   Unrefunded Revenue Bonds (AMBAC Insured)                        0.000      03/01/2007       806,491
     1,255,000     Kansas City, Kansas Utility System Capital
                   Appreciation Revenue Bonds (AMBAC Insured)(b)                   0.000      03/01/2007     1,102,028
     2,605,000     Kansas City, Kansas Utility System Revenue
                   Bonds (FGIC Insured)(b)                                         6.375      09/01/2023     2,875,555
     5,395,000     Kansas City, Kansas Utility System Unrefunded Revenue
                   Bonds (FGIC Insured)                                            6.375      09/01/2023     5,897,598
     1,000,000     Kansas State Development Finance Authority Health Facilities
                   Revenue Bonds (Stormont Vail Healthcare) (Series K) (MBIA
                   Insured)                                                        5.375      11/15/2024     1,021,130
     2,000,000     Olathe, Kansas Health Facilities Revenue Bonds (Olathe
                   Medical Center Project) (Series A) (AMBAC Insured)              5.500      09/01/2025     2,065,240
                   Total Kansas                                                                             13,768,042

Kentucky - (0.6%)
     5,345,000     Kentucky State Turnpike Authority Economic Development
                   Revenue Bonds (Revitalization Project) (FGIC Insured)           0.000      01/01/2010     4,065,728
                   Total Kentucky                                                                            4,065,728

Louisiana - (1.2%)
     6,500,000     New Orleans, Louisiana General Obligation Bonds (AMBAC
                   Insured)                                                        0.000      09/01/2012     4,308,785
     3,000,000     Orleans Parish, Louisiana School Board Administration Offices
                   Revenue Bonds (MBIA Insured)(b)                                 8.950      02/01/2008     3,860,850
                   Total Louisiana                                                                           8,169,635

Massachusetts - (1.2%)
     2,000,000     Massachusetts State General Obligation Bonds (Series B)(b)      6.500      08/01/2008     2,367,560
     2,500,000     Massachusetts State Health and Educational Facilities
                   Authority Revenue Bonds (Daughters of Charity) (Series D)(b)    6.100      07/01/2014     2,723,050
     1,500,000     Massachusetts State Health and Educational Facilities
                   Authority Revenue Bonds (New England Medical Center)
                   (Series F) (FGIC Insured)                                       6.500      07/01/2012     1,534,590
     1,000,000     Massachusetts State Health and Educational Facilities
                   Authority Revenue Bonds (Partners Healthcare System)
                   (Series B)                                                      5.250      07/01/2014     1,055,410
                   Total Massachusetts                                                                       7,680,610

Maryland - (1.6%)
     1,250,000     Frederick County Maryland Educational Facilities Revenue
                   Bonds (Mount Saint Mary's College) (Series A)                   5.750      09/01/2025     1,257,275
     1,960,000     Maryland State Economic Development Corporation Revenue
                   Bonds (Lutheran World Relief)                                   7.200      04/01/2025     2,060,313
       750,000     Maryland State Health and Higher Educational Facilities
                   Authority Revenue Bonds (Johns Hopkins University)
                   (Series A)                                                      5.000      07/01/2032       752,805
     1,000,000     Maryland State Health and Higher Educational Facilities
                   Authority Revenue Bonds (University of Maryland Medical
                   System)                                                         6.000      07/01/2022     1,053,060
     4,500,000     Morgan State University Maryland Academic and
                   Auxiliary Facilities Fees Revenue Bonds                         6.050      07/01/2015     5,403,870
                   Total Maryland                                                                           10,527,323

Maine - (0.2%)
     1,250,000     Maine Health and Higher Educational Facilities Authority
                   Revenue Bonds (Series B) (FSA Insured)(b)                       7.000      07/01/2024     1,383,062
                   Total Maine                                                                               1,383,062

Michigan - (5.4%)
     2,355,000     John Tolfree Health System Corporation Michigan Mortgage
                   Revenue Bonds                                                   5.850      09/15/2013     2,312,186
     1,500,000     Livonia, Michigan Public Schools School District General
                   Obligation Bonds (FGIC Insured)(b)                              0.000      05/01/2009     1,177,170
     2,460,000     Michigan Municipal Board Authority Revenue Bonds (Local
                   Government Loan Program) (FGIC Insured)                         0.000      12/01/2005     2,276,459
        45,000     Michigan State Hospital Finance Authority Revenue Bonds
                   (Detroit Medical Center)                                        8.125      08/15/2012        46,337
     2,825,000     Michigan State Hospital Finance Authority Revenue Bonds
                   (MBIA Insured)                                                  5.375      08/15/2014     3,150,214
       175,000     Michigan State Hospital Finance Authority Revenue Bonds
                   (Series P) (MBIA Insured)(b)                                    5.375      08/15/2014       193,636
     2,750,000     Michigan State Hospital Finance Authority Revenue
                   Refunding Bonds (Crittenton Hospital) (Series A)                5.500      03/01/2022     2,711,170
     4,500,000     Rochester, Michigan Community School District
                   (MBIA Insured)                                                  5.000      05/01/2019     4,765,320
     2,000,000     Saint Clair County Michigan Economic Development
                   Corporation Revenue Bonds (Detroit Edison) (Series AA)
                   (AMBAC Insured)                                                 6.400      08/01/2024     2,289,020
     3,320,000     Sault Ste Marie, Michigan Chippewa Indians Housing
                   Authority (Tribal Health and Human Services Center)             7.750      09/01/2012     3,377,834
     5,000,000     Wayne Charter County, Michigan Airport Revenue Refunding
                   Bonds (Detroit Wayne County Project) (Series A) (MBIA
                   Insured)                                                        5.000      12/01/2028     4,871,850
     3,560,000     Wayne State University, Michigan University Revenues (FGIC
                   Insured)                                                        5.125      11/15/2029     3,596,098
     3,455,000     West Ottawa Michigan Public School District General
                   Obligation Bonds (MBIA Insured)                                 0.000      05/01/2004     3,349,208
     1,860,000     West Ottawa Michigan Public School District General
                   Obligation  Bonds (MBIA Insured)                                0.000      05/01/2005     1,746,745
                   Total Michigan                                                                           35,863,247

Minnesota - (4.5%)
      $715,000     Duluth, Minnesota Economic Development Authority Health
                   Care Facilities Revenue Bonds (Duluth Clinic) (AMBAC
                   Insured)(b)                                                     6.300%     11/01/2022      $729,300
       285,000     Duluth, Minnesota Economic Development Authority Health
                   Care Facilities Revenue Bonds (Duluth Clinic) (AMBAC
                   Insured)(b)                                                     6.300      11/01/2022       310,530
       500,000     Golden Valley, Minnesota Revenue Bonds (Covenant
                   Retirement Communities) (Series A)                              5.500      12/01/2025       468,370
     1,000,000     Minneapolis and St. Paul Minnesota Metropolitan Airports
                   Commission Airport Revenue Bonds (Series C) (FGIC Insured)      5.125      01/01/2020     1,018,280
     7,685,000     Minneapolis, Minnesota Community Development Agency
                   Tax Increment Revenue Bonds (MBIA Insured)                      0.000      03/01/2009     6,098,893
     5,000,000     Minnesota Agricultural and Economic Development Board
                   Health Care System Revenue Bonds (Fairview Hospital)
                   (Series A) (MBIA Insured)                                       5.750      11/15/2026     5,346,650
     3,750,000     Minnesota Higher Education Facilities Authority Revenue
                   Bonds (Augsburg College) (Series 4-F1)                          6.250      05/01/2023     3,879,863
     1,000,000     Minnesota Higher Education Facilities Authority Revenue
                   Bonds (College of Art and Design) (Series 5-D)                  6.625      05/01/2020     1,071,460
     3,620,000     Minnesota State General Obligation Bonds                        5.250      08/01/2017     3,849,580
     1,000,000     Northfield, Minnesota Hospital Revenue (Series C)               6.000      11/01/2021       998,870
     1,300,000     Northfield, Minnesota Hospital Revenue (Series C)               6.000      11/01/2026     1,298,349
     2,040,000     Northfield, Minnesota Hospital Revenue (Series C)               6.000      11/01/2031     2,015,132
     1,000,000     Sauk Rapids, Minnesota Independent School District #47
                   (Series B) (FSA Insured)                                        0.000      02/01/2014       581,940
     1,690,000     St. Paul, Minnesota Housing and Redevelopment Authority
                   Lease Parking Facilities Revenue Bonds (River Centre
                   Parking Ramp)                                                   6.000      05/01/2013     1,893,780
                   Total Minnesota                                                                          29,560,997

Missouri - (1.4%)
     2,000,000     Missouri State Health and Educational Facilities Authority
                   Health Facilities Revenue Bonds (Barnes -  Jewish, Inc./
                   Christian Health Services) (Series A)                           5.250      05/15/2014     2,139,319
     2,925,000     Missouri State Health and Educational Facilities Authority
                   Health Facilities Revenue Bonds (Heartland Health System
                   Project)(b)                                                     6.350      11/15/2017     2,987,303
     1,000,000     Missouri State Health and Educational Facilities Authority
                   Health Facilities Revenue Bonds (Saint Anthony's Medical
                   Center)                                                         6.250      12/01/2030     1,056,610
     1,345,000     Missouri State Health and Educational Facilities Authority
                   Revenue Bonds (Lake of the Ozarks General Hospital)(b)          6.500      02/15/2021     1,547,275
       655,000     Missouri State Health and Educational Facilities Authority
                   Revenue Bonds (Lake of the Ozarks General Hospital)             6.500      02/15/2021       678,521
     1,025,000     Missouri State Housing Development Community Single
                   Family Mortgage Revenue Bonds (Series C-1) (GNMA/FNMA
                   Insured)                                                        6.550      09/01/2028     1,061,849
                   Total Missouri                                                                            9,470,877

Montana - (0.8%)
     4,440,000     Montana State Board of Investment Refunded Balance 1996
                   Payroll Tax Revenue Bonds (MBIA Insured)(b)                     6.875      06/01/2020     5,112,228
                   Total Montana                                                                             5,112,228

Nebraska - (0.6%)
     3,455,000     Omaha Public Power District Revenue Bonds  (Series B)(b)        6.150      02/01/2012     4,072,512
                   Total Nebraska                                                                            4,072,512

New Hampshire - (0.2%)
     1,100,000     New Hampshire State Turnpike System Revenue Bonds
                   (Series C) (FGIC Insured) Variable Rate Notes                  11.807      11/01/2071     1,377,321
                   Total New Hampshire                                                                       1,377,321

New Jersey - (2.4%)
     1,250,000     East Orange, New Jersey General Obligation Bonds (FSA
                   Insured)                                                        8.400      08/01/2006     1,509,625
     1,110,000     New Jersey Health Care Facilities Finance Authority Revenue
                   Bonds (AMBAC Insured)                                           6.100      07/01/2010     1,198,323
     3,000,000     New Jersey State Transit Corporation Certificate of
                   Participation Bonds (FSA Insured)                               6.375      10/01/2006     3,419,130
       260,000     New Jersey State Turnpike Authority Revenue Bonds(b)           10.375      01/01/2003       263,474
     4,700,000     New Jersey State Turnpike Authority Revenue Bonds
                   (Series C) (AMBAC-TCRS Insured)                                 6.500      01/01/2016     5,756,983
     2,195,000     West New York, New Jersey Municipal Utilities Authority
                   Revenue Bonds (FGIC Insured)                                    0.000      12/15/2007     1,890,817
     2,595,000     West New York, New Jersey Municipal Utilities Authority
                   Revenue Bonds (FGIC Insured)                                    0.000      12/15/2009     2,023,347
                   Total New Jersey                                                                         16,061,699

New Mexico - (2.1%)
     3,315,000     Alamogordo, New Mexico Hospital Revenue Bonds (Gerald
                   Champion Memorial Hospital Project)                             5.300      01/01/2013     3,351,962
     5,000,000     Farmington New Mexico Power Revenue Bonds(b,c)                  9.875      01/01/2013     5,876,650
     4,040,000     Farmington New Mexico Utility System Revenue (AMBAC
                   Insured)(b)                                                     9.875      01/01/2008     4,805,257
                   Total New Mexico                                                                         14,033,869

New York - (4.3%)
    $3,000,000     Metropolitan Transportation Authority New York Revenue
                   Bonds (Series A) (FGIC Insured)                                 5.000%     11/15/2025    $3,025,860
     2,000,000     Metropolitan Transportation Authority New York
                   Transportation Facilities Revenue Bonds (Series A)              5.500      07/01/2017     2,244,880
     3,000,000     Metropolitan Transportation Authority New York
                   Transportation Facilities Revenue Bonds (Series O)
                   (MBIA Insured)(b)                                               6.250      07/01/2014     3,270,780
     4,225,000     Metropolitan Transportation Authority New York
                   Transportation Facilities Revenue Bonds (Series O)(b)           5.750      07/01/2013     4,863,186
     2,860,000     New York State Thruway Authority Revenue Bonds (Series B)
                   (FGIC Insured)(b)                                               6.000      04/01/2014     3,090,087
     1,720,000     New York State Urban Development Corporation Revenue
                   Bonds (Syracuse University Center)                              6.000      01/01/2010     1,978,275
     1,620,000     New York State Urban Development Corporation Revenue
                   Bonds (Syracuse University Center)                              6.000      01/01/2009     1,854,009
     4,440,000     New York, New York City Municipal Transitional Finance
                   Authority Revenue Bonds, Step Coupon (Series A)                 5.500      11/01/2026     4,938,701
     2,000,000     New York, New York City Municipal Water and Sewer System
                   Revenue Bonds (Series A) (AMBAC Insured)                        5.875      06/15/2012     2,349,060
     1,000,000     Triborough, New York Bridge and Tunnel Authority Revenue
                   Bonds (Series Q)(b)                                             6.750      01/01/2009     1,176,170
                   Total New York                                                                           28,791,008

North Carolina - (0.7%)
     4,000,000     North Carolina Municipal Power Agency #1 Catawba Electric
                   Revenue Bonds (Series B) (MBIA Insured)                         6.000      01/01/2011     4,666,880
                   Total North Carolina                                                                      4,666,880

North Dakota - (1.1%)
     3,500,000     Grand Forks, North Dakota Health Care System Revenue
                   Bonds (Altru Health Systems Group)                              7.125      08/15/2024     3,813,600
     2,000,000     North Dakota State Municipal Bond Bank (State Revolving
                   Fund Program) (Series A)(b)                                     6.300      10/01/2015     2,258,600
     1,340,000     North Dakota State Water Commission Revenue Bonds
                   (Southwest Pipeline) (Series A) (AMBAC Insured)                 5.750      07/01/2027     1,437,458
                   Total North Dakota                                                                        7,509,658

Ohio - (4.3%)
     2,500,000     Akron, Ohio Certificates of Participation, Step Coupon
                   (Akron Municipal Baseball Stadium PJ)                           6.900      12/01/2016     2,770,500
       875,000     Akron, Ohio Economic Development (MBIA Insured)                 6.000      12/01/2012     1,043,726
     3,785,000     Cleveland, Ohio Public Power System Revenue Bonds (Series
                   A) (MBIA Insured)(b)                                            7.000      11/15/2024     4,256,308
     2,000,000     Lorain County, Ohio Hospital Revenue Bonds (Catholic
                   Healthcare Partners)                                            5.400      10/01/2021     2,047,940
     2,000,000     Lucas County, Ohio Health Care Facilities Revenue Bonds
                   (Sunset Retirement) (Series A)                                  6.550      08/15/2024     2,094,820
     2,250,000     Ohio State Air Quality Development Authority Revenue Bonds
                   (Columbus and Southern) (Series A) (FGIC Insured)               6.375      12/01/2020     2,302,335
     1,000,000     Ohio State Higher Education Faculty Commission Revenue
                   Bonds (Higher Education Facilities - Ohio Dominican)            6.625      12/01/2014     1,061,020
     2,000,000     Ohio State Higher Education Faculty Revenue Bonds (Case
                   Western Reserve University Project)                             6.500      10/01/2020     2,497,400
     4,000,000     Ohio State Infrastructure Improvement (Series B)                5.250      03/01/2014     4,388,920
     2,000,000     Ohio State Turnpike Commission Turnpike Revenue Bonds
                   (Series A) (FGIC Insured)                                       5.500      02/15/2024     2,193,660
     1,795,000     Trumbull County Ohio Hospital Revenue Bonds (Series B)
                   (FGIC Insured)(b)                                               6.900      11/15/2012     1,885,342
     2,115,000     University of Akron, Ohio General Receipts Revenue Bonds
                   (FGIC Insured)                                                  5.500      01/01/2020     2,259,412
    Total Ohio     28,801,383

Oklahoma - (1.0%)
     4,065,000     Bass, Oklahoma Memorial Baptist Hospital Authority Hospital
                   Revenue (Bass Memorial Hospital Project) (b)                    8.350      05/01/2009     4,860,764
     1,500,000     Oklahoma State Municipal Power Authority (Series B)
                   (MBIA Insured)                                                  5.875      01/01/2012     1,741,215
Total Oklahoma     6,601,979

Oregon - (0.3%)
     2,000,000     Western Lane Hospital District Oregon Hospital Facility
                   Authority Revenue (Sisters of Saint Joseph of Peace Project)
                   (MBIA Insured)                                                  5.875      08/01/2012     2,155,960
  Total Oregon     2,155,960

Pennsylvania - (1.8%)
     1,600,000     Allegheny County, Pennsylvania Hospital Development
                   Authority Revenue Bonds (Allegheny General Hospital
                   Project) (Series A) (MBIA Insured)(b)                           6.200      09/01/2015     1,853,104
       860,000     Allegheny County, Pennsylvania Hospital Development
                   Authority Revenue Bonds (West Penn Allegheny Health
                    System) (Series B)                                             8.450      11/15/2003       874,250
       565,000     Allegheny County, Pennsylvania Hospital Development
                   Authority Revenue Bonds (West Penn Allegheny Health
                   System) (Series B)                                              8.550      11/15/2004       581,272
     2,575,000     Allegheny County, Pennsylvania Sanitation Authority Sewer
                   Revenue Compensatory Interest (Series A) (FGIC Insured)         0.000      06/01/2008     2,126,976
     3,170,000     Millcreek Township Pennsylvania School District General
                   Obligation Bonds (FGIC Insured)(b)                              0.000      08/15/2009     2,479,130
     3,000,000     Pennsylvania State General Obligation Bonds (Second Series)
                   (AMBAC Insured)                                                 0.000      07/01/2006     2,711,040
     1,000,000     York County, PA Solid Waste & Refuse Authority Solid Waste
                   System Revenue (FGIC Insured)                                   5.500      12/01/2012     1,145,650
                   Total Pennsylvania                                                                       11,771,422

Puerto Rico - (2.0%)
     3,230,000     Puerto Rico Commonwealth Aqueduct and Sewer Authority
                   Revenue Bonds (Series A) (FSA Insured)(b)                       9.000      07/01/2009     3,701,096
     3,000,000     Puerto Rico Commonwealth General Obligation Bonds(b)            6.450      07/01/2017     3,283,140
     3,000,000     Puerto Rico Electric Power Authority Power Revenue Bonds
                   (Series T)(b)                                                   6.000      07/01/2016     3,273,180
     3,000,000     Puerto Rico Industrial Tourist Educational Medical and
                   Environmental Central Facilities Revenue Bonds (AES Cogen
                   Facilities Project)                                             6.625      06/01/2026     3,077,610
                   Total Puerto Rico                                                                        13,335,026

South Carolina - (1.7%)
     1,000,000     Beaufort-Jasper, South Carolina Water and Sewer Authority
                   Waterworks and Sewer Systems Refunding Revenue Bonds
                   (FSA Insured)                                                   5.000      03/01/2021     1,022,370
     1,000,000     Greenwood County, South Carolina Hospital Revenue Bonds
                   (Self Memorial Hospital)                                        5.500      10/01/2026       994,680
     5,000,000     Piedmont, South Carolina Municipal Power Agency Electric
                   Revenue Bonds (FGIC Insured)                                    5.000      01/01/2022     5,124,050
     2,000,000     Piedmont, South Carolina Municipal Power Agency Electric
                   Revenue Bonds (FGIC Insured)                                    6.250      01/01/2021     2,389,300
     2,000,000     Spartanburg, South Carolina Waterworks Revenue Bonds
                   (FGIC Insured)                                                  5.250      06/01/2028     2,052,300
                   Total South Carolina                                                                     11,582,700

South Dakota - (0.2%)
     1,170,000     South Dakota Health and Educational Facilities Authority
                   Revenue Bonds (Prairie Lakes Health Care System)                5.625      04/01/2032     1,100,455
                   Total South Dakota                                                                        1,100,455

Tennessee - (1.6%)
     1,265,000     Dickson County, Tennessee General Obligation Bond (FGIC
                   Insured)                                                        5.000      03/01/2020     1,305,480
     2,500,000     Memphis-Shelby County, Tennessee Airport Authority Special
                   Facilities Revenue Bonds (Federal Express Corporation)          5.050      09/01/2012     2,644,675
     1,450,000     Metropolitan Government Nashville and Davidson County
                   Tennessee Revenue Bonds (Series A)                              5.200      05/15/2023     1,482,582
     5,000,000     Shelby County, Tennessee Health Educational and Housing
                   Facilities Board Revenue Bonds (St. Jude Children's
                   Research Project)                                               5.375      07/01/2024     5,098,400
                   Total Tennessee                                                                          10,531,137

Texas - (9.6%)
     2,165,000     Arlington, Texas Independent School District Capital
                   Appreciation Refunding General Obligation Bonds (PSF/GTD
                   Insured)                                                        0.000      02/15/2009     1,705,131
     1,000,000     Austin Texas Utility System Revenue Bonds (FGIC Insured)        6.000      11/15/2013     1,183,790
     8,100,000     Austin Texas Utility System Revenue Capital Appreciation
                   Refunding Bonds (Financial Services Department) (Series A)
                   (MBIA Insured)                                                  0.000      11/15/2009     6,200,064
     7,000,000     Austin Texas Utility System Revenue Capital Appreciation
                   Refunding Bonds (Financial Services Department) (Series A)
                   (MBIA Insured)                                                  0.000      11/15/2008     5,645,360
     2,500,000     Austin, Texas Higher Education Authority, Inc. University
                   Revenue Bonds (St Edwards University Project)                   5.750      08/01/2031     2,482,350
     1,575,000     Bexar County Texas General Obligation Bonds                     5.000      06/15/2015     1,630,220
     2,000,000     Copperas Cove, Texas Independent School District General
                   Obligation Bonds (PSF Guaranteed)(b)                            6.900      08/15/2014     2,183,140
     1,000,000     Dallas Fort Worth Texas International Airport Revenue (Series
                   A) (MBIA Insured)                                               5.500      11/01/2016     1,073,910
       500,000     Dallas Fort Worth Texas International Airport Revenue
                   (Series A) (MBIA Insured)                                       5.500      11/01/2017       532,825
     2,000,000     Dallas-Fort Worth Texas Regional Airport Revenue Refunding
                   Bonds (Series A) (FGIC Insured)                                 7.375      11/01/2010     2,186,700
     4,000,000     Dallas-Fort Worth Texas Regional Airport Revenue Refunding
                   Bonds (Series A) (MBIA Insured)                                 6.000      11/01/2012     4,288,520
     1,000,000     Dallas-Fort Worth Texas Regional Airport Revenue Refunding
                   Bonds (Series A) (FGIC Insured)                                 7.375      11/01/2009     1,093,350
     1,000,000     Dallas-Fort Worth Texas Regional Airport Revenue Refunding
                   Bonds (Series A) (FGIC Insured)                                 7.375      11/01/2008     1,093,350
     2,285,000     Denton, Texas Independent School District General
                   Obligation Bonds (PSF Guaranteed)                               6.250      02/15/2009     2,657,227
     1,000,000     Georgetown, Texas Higher Education Finance Corporation
                   Revenue Bonds (Southwestern University Project)                 6.300      02/15/2014     1,038,190
     2,000,000     Harris County, Texas Health Facilities Development Authority
                   Hospital Revenue Bonds (Memorial Hermann Healthcare
                   Project) (Series A)                                             6.375      06/01/2029     2,119,620
     2,000,000     Houston, Texas Airport System Revenue Bonds (Series A)
                   (FSA Insured)                                                   5.625      07/01/2030     2,067,000
     2,470,000     Houston, Texas Airport System Revenue Bonds (FSA
                   Insured)                                                        5.000      07/01/2027     2,459,428
     5,000,000     Houston, Texas Water and Sewer System Revenue Bonds
                   (Series A)                                                      5.250      12/01/2022     5,159,850
     5,315,000     Lewisville, Texas Independent School District General
                   Obligation Bonds (PSF Guaranteed)                               0.000      08/15/2019     2,253,560
     1,000,000     San Antonio, Texas Airport System Revenue Bonds (AMBAC
                   Insured)(b)                                                     7.375      07/01/2011     1,057,270
     1,845,000     San Antonio, Texas Airport System Revenue Bonds (AMBAC
                   Insured)(b)                                                     7.375      07/01/2010     1,950,663
    11,615,000     Southeast Texas Housing Finance Corporation
                   (MBIA Insured)(b)                                               0.000      09/01/2017     5,553,945
     4,315,000     Texas State, Veterans Land Board General Obligation Bonds,
                   Step Coupon(b)                                                  0.050      07/01/2010     3,212,518
     1,000,000     Texas State Water Development Board Revenue Bond (State
                   Revolving) (Series A)                                           5.250      07/15/2017     1,037,950
       430,000     Wylie, Texas Independent School District G.O. Bonds (PSF
                   Guaranteed)                                                     6.875      08/15/2014       520,012
       745,000     Wylie, Texas Independent School District General
                   Obligation Bonds (PSF Insured)(b)                               6.875      08/15/2014       930,363
                   Total Texas                                                                              63,316,306

Utah - (2.0%)
     5,000,000     Intermountain Power Agency Utah Power Supply Revenue
                   Bonds (Series B) (MBIA Insured)                                 5.750      07/01/2019     5,484,850
     3,405,000     Timpanogos, Utah Special Service District Sewer Revenue
                   (Series A) (AMBAC Insured)(b)                                   6.100      06/01/2019     3,877,614
     3,750,000     Utah Associated Municipal Power System Revenue Bonds
                   (San Juan Project) (MBIA Insured)(b)                            6.250      06/01/2014     4,089,675
                   Total Utah                                                                               13,452,139

Virginia - (1.1%)
     3,000,000     Fairfax County, Virginia Industrial Development Authority
                   Revenue Bonds (Inova Health Systems Project)                    5.875      08/15/2016     3,183,690
     3,625,000     Fairfax County, Virginia Water Authority Water Revenue
                   Bonds                                                           5.000      04/01/2021     3,803,568
                   Total Virginia                                                                            6,987,258

Vermont - (0.4%)
     2,500,000     Vermont Educational and Health Buildings Financing Agency
                   Revenue Bonds (Norwich University Project)                      5.500      07/01/2021     2,538,800
                   Total Vermont                                                                             2,538,800

Washington - (5.8%)
     1,655,000     Douglas County, Washington Public Utility District # 1 Wells
                   Hydroelectric Bonds(b)                                          8.750      09/01/2018     2,130,763
     1,395,000     Douglas County, Washington Public Utility District # 1 Wells
                   Hydroelectric Revenue Bonds                                     8.750      09/01/2018     1,748,422
     2,000,000     Grant County, Washington Public Utility District #2 Revenue
                   Bonds (Second Series A) (AMBAC Insured)                         5.000      01/01/2023     2,007,660
     5,000,000     King County, Washington Sewer Revenue Bonds (Series B)
                   (FSA Insured)                                                   5.500      01/01/2013     5,598,450
     3,130,000     Seattle, Washington Water System Revenue Bonds (FGIC
                   Insured)                                                        5.000      10/01/2027     3,116,604
     1,500,000     Tacoma, Washington Conservation System Revenue Bonds
                   (Tacoma Public Utilities Project)                               6.600      01/01/2015     1,621,965
     2,955,000     Washington State General Obligation Bond (Series 93A)           5.750      10/01/2012     3,426,854
     2,000,000     Washington State General Obligation Bond (Series B and AT-7)    6.000      06/01/2012     2,353,780
     1,500,000     Washington State General Obligation Bonds
                   (Series A and AT-6)                                             6.250      02/01/2011     1,770,570
     2,500,000     Washington State General Obligation Bonds
                   (Series B and AT-7)                                             6.250      06/01/2010     2,942,850
     4,040,000     Washington State General Obligation Bonds (Series E)            5.000      07/01/2022     4,079,794
     1,000,000     Washington State Health Care Facilities Authority Revenue
                   Bonds (Central Washington Health Services Association)
                   (AMBAC Insured)                                                 5.000      10/01/2018     1,025,970
     1,000,000     Washington State Higher Education Facilities Authority
                   (Whitman College Project)                                       5.875      10/01/2029     1,076,490
        45,000     Washington State Bonds (Series 93A)(b)                          5.750      10/01/2012        52,754
     3,000,000     Washington State Public Power Supply System Refunding
                   Revenue Bonds (Nuclear Project #1) (Series A) (MBIA Insured)    5.750      07/01/2012     3,342,840
     2,000,000     Washington State Public Power Supply System Revenue
                   Bonds (Nuclear Project) (Series A) (MBIA Insured)               5.750      07/01/2011     2,228,560
                   Total Washington                                                                         38,524,326

Wisconsin - (1.1%)
     1,000,000     Wisconsin State Health and Educational Facilities Authority
                   Revenue Bonds (Agnesian Healthcare, Inc.)                       6.000      07/01/2030     1,020,180
     6,000,000     Wisconsin State Health and Educational Facilities Authority
                   Revenue Bonds (Wheaton Franciscan Services)                     5.750      08/15/2025     6,092,460
                   Total Wisconsin                                                                           7,112,640

Wyoming - (0.4%)
     2,500,000     Wyoming State Farm Loan Board Capital Projects Facilities
                   Revenue Bonds                                                   6.100      04/01/2024     2,725,900
                   Total Wyoming                                                                             2,725,900

Total Long-Term Fixed Income
(Cost $567,767,552)        $637,114,767

    Principal
        Amount     Short -Term Investments (3.8%)                                    Rate    Maturity Date     Market Value
------------------------------------------------------------------------------------------------------------------------------
      $800,000     Berkeley County, South Carolina Pollution Control Refunding
                   Revenue Bonds (Amoco Chemical Company Project)
                   Variable Rate Notes                                                2.000%     07/01/2012       $800,000
     3,800,000     Connecticut State General Obligation Bonds (Series B)
                   Variable Rate Notes                                                1.750      05/15/2014      3,800,000
     2,700,000     Connecticut State Health and Educational Facilities Authority
                   Revenue Bonds (Yale University) (Series T-1) Variable Rate Notes   1.900      07/01/2029      2,700,000
       400,000     Connecticut State Health and Educational Facilities Authority
                   Revenue Bonds (Yale University) (Series T-1) Variable Rate Notes   1.900      07/01/2025        400,000
     2,520,000     Hammond Indiana Pollution Control Revenue Bond (Amoco
                   Oil Company Project) Variable Rate Notes                           2.000      02/01/2022      2,520,000
       500,000     Illinois Development Finance Authority Revenue Bond
                   (Amoco Oil) Variable Rate Notes                                    2.000      11/01/2012        500,000
       400,000     Massachusetts State Health and Educational Facilities
                   Authority Revenue Bond (Capital Asset Program) (Series B)
                   Variable Rate Notes                                                1.950      07/01/2010        400,000
     1,600,000     Michigan State Strategic Fund Pollution Control Revenue
                   Bonds (Consumers Power Project) (AMBAC Insured) Variable
                   Rate Notes                                                         2.000      04/15/2018      1,600,000
       200,000     New Jersey Economic Development Authority Water Facilities
                   Revenue Bond (United Water New Jersey, Inc.) (Project A)
                   Variable Rate Notes                                                1.950      11/01/2026        200,000
     9,950,000     North Carolina State Public Improvement (Series F) Variable
                   Rate Notes                                                         1.750      05/01/2021      9,950,000
       100,000     Peninsula Ports Authority Coal Terminal Revenue Bonds
                   Variable Rate Notes                                                2.000      07/01/2016        100,000
     1,300,000     Salt Lake, Utah County Pollution Control Revenue Bonds
                   (Service Station Holding Project) Variable Rate Notes              2.000      02/01/2008      1,300,000
       500,000     Southwest Higher Education Authority (Southern Methodist
                   University) Variable Rate Notes                                    2.000      07/01/2015        500,000
       200,000     St. Charles Parish Louisiana Pollution Control Revenue Bonds
                   (Shell Oil Company Project) (Series B) (MBIA Insured) Variable
                   Rate Notes                                                         1.950      10/01/2022        200,000
       450,000     Sublette County Wyoming Pollution Control Revenue Bonds
                   (Exxon Project) Variable Rate Notes                                1.950      11/01/2014        450,000

Total Short-Term Investments
(at amortized cost)                                                           25,420,000
Total Investments
(Cost $593,187,552)                                                         $662,534,767

(a) The categories of investments are shown as a percentage of total investments.
(b) Denotes securities that have been pre-refunded or escrowed to maturity. Under such an arrangement, money is depositied into an irrevocable escrow account and is used to purchase U.S. Treasury securities or government agency securities with maturing principal and interest earnings sufficient to pay all debt service requirements of the pre-refunded bonds.
(c) Earmarked as collateral on transactions including long-settle, when-issued, options or futures.

Lutheran Brotherhood Limited Maturity Bond Fund
Schedule of Investments as of October 31, 2002(a)

     Principal
     Amount        Long -Term Fixed Income (77.9%)                        Interest Rate Maturity Date    Market Value
------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities (7.6%)
      $1,000,000   BMW Vehicle Owner Trust(d)                                4.460%       05/25/2007       $1,051,470
         500,000   Chase Manhattan Auto Owner Trust                          5.070        02/15/2008          528,757
         500,000   Citibank Credit Card Issuance Trust                       4.100        12/07/2006          519,723
         500,000   Comed Transitional Funding Trust                          5.440        03/25/2007          526,474
         500,000   CPL Transition Funding LLC                                5.010        01/15/2010          531,932
         750,000   Honda Auto Receivables Owner Trust(d)                     4.220        04/16/2007          781,315
         750,000   MBNA Credit Card Master Note Trust(d)                     4.950        06/15/2009          805,039
         750,000   MMCA Automobile Owner Trust(d)                            4.300        03/15/2010          781,140
         454,776   PSE&G Transition Funding LLC                              5.740        03/15/2007          475,416
         500,000   Sears Credit Account Master Trust                         6.450        11/17/2009          543,000
         552,444   Structured Asset Securities Corporation                   7.750        01/27/2033          549,681
         750,000   Toyota Auto Receivables Owner Trust(d)                    4.390        05/15/2009          786,180
         500,000   Washington Mutual                                         4.070        12/25/2032          500,625
                   Total Asset-Backed Securities                                                            8,380,752

Capital Goods (1.1%)
         439,776   Systems 2001 AT LLC                                       6.664        09/15/2013          472,138
         750,000   Textron Financial Corporation(d)                          5.875        06/01/2007          769,082
                   Total Capital Goods                                                                      1,241,220

Commercial Mortgage-Backed Securities (0.4%)
         395,593   Banc of America Commercial Mortgage, Inc.                 3.366        07/11/2043          400,933
                   Total Commercial Mortgage-Backed Securities                                                400,933

Communications (0.8%)
         125,000   AT&T Wireless Services, Inc.                              7.875        03/01/2011          108,939
         200,000   British Sky Broadcasting Group PLC                        8.200        07/15/2009          210,324
         125,000   Sprint Capital Corporation                                7.625        01/30/2011          100,867
         500,000   Verizon Pennsylvania                                      5.650        11/15/2011          499,221
                   Total Communications                                                                       919,351

Consumer Cyclical (1.8%)
         375,000   ArvinMeritor, Inc.                                        6.625        06/15/2007          345,585
         350,000   Gap, Inc.                                                10.550        12/15/2008          357,000
         500,000   General Motors Acceptance Corporation                     6.125        09/15/2006          481,086
         500,000   Johnson Controls, Inc.                                    5.000        11/15/2006          518,896
         250,000   Starwood Hotels & Resorts Worldwide, Inc.                 7.375        05/01/2007          240,000
                   Total Consumer Cyclical                                                                  1,942,567

Consumer Non-cyclical (3.8%)
         200,000   Allied Waste North America                                8.875        04/01/2008          199,000
         400,000   Bunge Ltd Finance Corporation                             7.800        10/15/2012          397,726
         750,000   Coca-Cola Enterprises(d)                                  5.250        05/15/2007          807,273
         250,000   CVS Corporation                                           3.875        11/01/2007          249,830
         250,000   General Mills, Inc.                                       5.125        02/15/2007          262,799
         250,000   Gillette Company                                          3.500        10/15/2007          248,165
         500,000   Kellogg Company                                           6.000        04/01/2006          544,589
         500,000   Waste Management, Inc.                                    6.500        11/15/2008          510,839
         500,000   Wellpoint Health Network                                  6.375        01/15/2012          541,131
         350,000   Yum! Brands, Inc.                                         7.700        07/01/2012          364,000
                   Total Consumer Noncyclical                                                               4,125,352

Finance (9.1%)
         250,000   Countrywide Funding Home Loans, Inc.                      5.625        07/15/2009          256,225
         500,000   Discover Card Trust                                       6.850        07/17/2007          548,708
       1,000,000   Federal Home Loan Mortgage Corporation                    4.000        10/29/2007        1,023,353
         500,000   General Electric Capital Corporation                      5.000        06/15/2007          524,010
         250,000   Goldman Sachs Group                                       5.700        09/01/2012          256,239
         250,000   Hartford Financial Services Group, Inc.                   4.700        09/01/2007          255,497
         500,000   International Lease Finance Corporation                   5.625        06/01/2007          502,874
         500,000   John Hancock Financial Services, Inc.                     5.625        12/01/2008          515,593
         750,000   Lincoln National Corporation                              5.250        06/15/2007          760,073
         500,000   Marsh & McLennan Cos, Inc.                                5.375        03/15/2007          536,567
         250,000   Marshall & Ilsley Bank                                    4.125        09/04/2007          256,665
         250,000   Metropolitan Life Global Funding I                        4.750        06/20/2007          262,729
         500,000   PNC Funding Corporation                                   5.750        08/01/2006          525,275
         750,000   Principal Life Global Funding                             5.125        06/28/2007          798,166
         750,000   Regions Financial Corporation                             6.375        05/15/2012          829,723
         250,000   TIAA Global Markets                                       4.125        11/15/2007          254,420
         750,000   Union Planters Bank                                       5.125        06/15/2007          774,622
         250,000   US Bancorp                                                3.950        08/23/2007          253,292
         750,000   Wells Fargo Financial, Inc.                               4.875        06/12/2007          795,974
                   Total Finance                                                                            9,930,005

Industrial - Basic (0.9%)
         250,000   Alcoa, Inc.                                               4.250        08/15/2007          258,116
         250,000   ChevronTexaco Capital Company                             3.500        09/17/2007          253,178
         500,000   Weyerhaeuser Company                                      6.125        03/15/2007          527,644
                   Total Industrial-Basic                                                                   1,038,938

Industrial - Energy (1.1%)
         125,000   BP Canada Finance Company                                 3.375        10/31/2007          125,754
         250,000   Conoco Funding Company                                    5.450        10/15/2006          267,632
         250,000   Korea Electric Power Corporation                          4.250        09/12/2007          250,423
         125,000   Ocean Energy, Inc.                                        4.375        10/01/2007          126,483
         375,000   Pemex Finance, Ltd.                                       8.450        02/15/2007          414,891
                   Total Industrial-Energy                                                                  1,185,183

Industrial - Transportation (2.5%)
        $750,000   Burlington Northern Santa Fe Corporation(d)               5.900%       07/01/2012         $799,061
         625,000   Delta Air Lines, Inc.                                     6.417        07/02/2012          652,348
         250,000   Hertz Corporation                                         7.400        03/01/2011          209,031
         500,000   Southwest Airlines Company                                5.496        11/01/2006          520,204
         736,183   United Airlines, Inc.(c)                                  7.186        04/01/2011          523,599
                   Total Industrial-Transportation                                                          2,704,243

Municipal General Obligation Bonds (0.7%)
         750,000   Washington State Office of the State Treasurer(d)         4.500        07/01/2007          788,850
                   Total Municipal General Obligation Bonds                                                   788,850

Municipal Revenue Bonds (1.6%)
         750,000   Harvard University, MA Revenue                            8.125        04/15/2007          902,910
         500,000   Minneapolis & St. Paul Metropolitan Airports Commission   4.850        01/01/2006          529,335
         400,000   Oregon School Boards Association Taxable Pension Bonds    0.000        06/30/2005          372,920
                   Total Municipal Revenue Bonds                                                            1,805,165

Other (2.2%)
         750,000   Chile Government International                            5.625        07/23/2007          771,955
         500,000   Corporacion Andina de Fomento                             6.875        03/15/2012          501,479
         500,000   Mexico Government International                           9.875        02/01/2010          584,500
         250,000   Province of New Brunswick                                 3.500        10/23/2007          252,237
         250,000   Province of Ontario                                       3.750        12/15/2009          248,404
                   Total Other                                                                              2,358,575

Pass-Through Securities (13.3%)
       5,600,000   Federal National Mortgage Association(b)                  5.500        11/01/2017        5,775,000
       8,400,000   Federal National Mortgage Association(b)                  7.000        11/01/2032        8,778,000
                   Total Pass-Through Securities                                                           14,553,000

Technology (0.9%)
         750,000   Hewlett-Packard Company(d)                                5.500        07/01/2007          775,565
         250,000   International Business Machines Corporation               4.250        09/15/2009          248,426
                   Total Technology                                                                         1,023,991

U.S. Government Securities (27.6%)
         500,000   Federal Home Loan Mortgage Corporation                    4.250        06/15/2005          525,517
         500,000   Federal Home Loan Mortgage Corporation                    4.500        08/15/2004          523,423
       5,500,000   Federal National Mortgage Association(d)                  3.125        11/15/2003        5,592,197
       2,000,000   Federal National Mortgage Association(d)                  3.875        03/15/2005        2,084,400
         750,000   Federal National Mortgage Association                     5.250        04/15/2007          817,754
         500,000   Federal National Mortgage Association                     3.000        06/15/2004          510,150
       1,000,000   U.S. Department of Housing and Urban Development          3.450        08/01/2006        1,020,442
       7,000,000   U.S. Treasury Notes                                       4.250        03/31/2003        7,085,862
      11,100,000   U.S. Treasury Notes                                       2.250        07/31/2004       11,224,908
         750,000   U.S. Treasury Notes                                       4.375        05/15/2007          804,225
                   Total U.S. Government Securities                                                        30,188,878

Utilities (2.5%)
         250,000   Allegheny Energy Supply Company, LLC                      8.250        04/15/2012          133,750
         250,000   Constellation Energy Group, Inc.                          6.125        09/01/2009          236,545
         250,000   Dynegy Holdings, Inc.                                     8.125        03/15/2005           68,750
         500,000   Indiana Michigan Power Company                            6.125        12/15/2006          480,666
         500,000   Kinder Morgan Energy Partners, LP                         7.500        11/01/2010          552,553
         125,000   MidAmerican Energy Holdings Company                       4.625        10/01/2007          123,646
         500,000   Powergen US Funding, LLC                                  4.500        10/15/2004          512,960
         125,000   PSEG Energy Holdings, Inc.                                8.625        02/15/2008           81,341
         500,000   Texas Eastern Transmission, LP                            5.250        07/15/2007          518,774
                   Total Utilities                                                                          2,708,985

        Total Long-Term Fixed Income
        (Cost $84,153,125)                                          85,295,988

        Shares             Preferred Stock (0.6%)                       Market Value
------------------------------------------------------------------------------------
        25                 Berkshire Hathaway, Inc.*                        $245,325
        20,000             Travelers Property Casualty Corporation           425,000

        Total Preferred Stock
        (Cost $758,491)                                                670,325

      Principal
      Amount                Short -Term Investments (21.5%)                Interest Rate  Maturity Date     Market Value
------------------------------------------------------------------------------------------------------------------------
         $3,700,000         Abbey National North America                     1.770%       11/05/2002        $3,699,272
          2,000,000         Delaware Funding Corporation                     1.780        11/22/2002         1,997,923
          2,700,000         Falcon Asset Securitization Corporation          1.780        11/14/2002         2,698,265
          2,057,000         Gannett Company, Inc.                            1.750        11/13/2002         2,055,800
          1,700,000         GlaxoSmithKline Finance PLC                      1.740        11/13/2002         1,699,014
          1,500,000         KittyHawk Funding Corporation                    1.800        11/06/2002         1,499,625
            280,000         New Center Asset Trust                           1.880        11/01/2002           280,000
          2,000,000         Private Export Funding Corporation               1.720        11/25/2002         1,997,707
          1,621,000         Sheffield Receivables Corporation                1.770        11/04/2002         1,620,761
          4,000,000         Triple A-One Funding                             1.780        11/20/2002         3,996,242
          2,000,000         Wal-Mart Stores, Inc.                            1.750        11/05/2002         1,999,611

         Total Short-Term Investments
         (at amortized cost)        23,544,220
         Total Investments
         (Cost $108,455,836)        $109,510,533

*Non-income producing security.
(a) The categories of investments are shown as a percentage of total investments.
(b) Denotes securities purchased on a when-issued basis.
(c) Non-income producing, in default or bankrupt.
(d) Earmarked as collateral on transactions including long-settle, when-issued, options or futures.

Lutheran Brotherhood Money Market Fund
Schedule of Investments as of October 31, 2002(a)

     Principal
     Amount           Short -Term Investments (100%)                         Interest Rate  Maturity Date   Market Value
------------------------------------------------------------------------------------------------------------------------
     $13,000,000     Abbey National Treasury North America                      1.910%        10/22/2003    $13,000,000
      13,000,000     Aegon Funding NV                                           1.770         12/02/2002     12,980,186
       8,845,000     AIG SunAmerica Global Finance                              7.400         05/05/2003      9,093,655
      13,000,000     American Express Credit                                    1.750         11/20/2002     12,987,993
       3,300,000     American Family Financial Services, Inc.                   1.780         03/14/2003      3,278,299
       7,000,000     American Honda Finance Corporation                         1.760         11/12/2002      6,996,235
       8,800,000     American Honda Finance Corporation                         1.740         07/11/2003      8,800,000
      13,000,000     Barclays Bank PLC                                          1.720         12/19/2002     12,970,186
      13,000,000     Barclays Bank PLC                                          1.710         01/28/2003     12,945,660
      13,000,000     Canadian Imperial                                          2.480         12/30/2002     13,000,830
      13,000,000     Canadian Imperial Holdings                                 2.500         03/04/2003     13,000,000
      10,000,000     Cargill Global Fund PLC                                    1.700         01/17/2003      9,963,639
      13,000,000     Cargill Global Funding PLC                                 1.660         02/03/2003     12,943,652
       9,000,000     Cargill, Inc.                                              1.670         11/01/2002      9,000,000
      13,000,000     Chevron U.K. Investment PLC                                1.720         11/04/2002     12,998,137
      13,000,000     Citicorp                                                   1.710         11/25/2002     12,985,180
       7,700,000     Coca-Cola Company                                          1.650         01/24/2003      7,670,355
      13,000,000     Deutsche Bank                                              2.300         11/19/2002     12,999,488
      13,000,000     Deutsche Bank                                              2.300         12/30/2002     12,998,746
      13,000,000     Edison Asset Securitization LLC                            1.660         03/13/2003     12,920,873
      13,000,000     Falcon Asset Securitization Corporation                    1.770         11/13/2002     12,992,330
      20,000,000     Federal Home Loan Bank                                     1.668         01/17/2003     19,998,651
      13,000,000     Federal Home Loan Mortgage Corporation                     1.630         11/07/2002     12,994,887
      13,000,000     Federal Home Loan Mortgage Corporation                     2.000         11/29/2002     12,979,778
      10,000,000     Federal National Mortgage Association                      1.630         09/19/2003      9,854,206
       3,182,000     General Electric Capital Corporation                       2.200         11/01/2002      3,182,000
      13,000,000     General Electric Capital Corporation                       1.760         12/23/2002     12,966,951
      13,000,000     General Electric Capital Corporation                       1.780         12/17/2002     12,970,432
      13,000,000     GOVCO, Inc.                                                1.770         11/13/2002     12,992,330
      13,000,000     Harvard University                                         1.695         12/09/2002     12,976,741
       8,000,000     Illinois Student Assistance Commission, Series B           1.380         11/13/2002      8,000,000
      10,000,000     Illinois Student Assistance Commission, Series C           1.380         11/13/2002     10,000,000
       3,180,000     Koch Industries, Inc.                                      1.890         11/01/2002      3,180,000
      13,000,000     Marsh & McLennan                                           1.750         11/26/2002     12,984,201
      13,000,000     McGraw-Hill Companies, Inc.                                1.670         11/06/2002     12,996,985
       6,000,000     Old Line Funding Corporation                               1.770         11/13/2002      5,996,460
      11,000,000     Old Line Funding Corporation                               1.770         02/04/2003     10,948,621
       8,855,000     Pfizer, Inc.                                               1.650         01/28/2003      8,819,285
      13,000,000     Private Export Funding Corporation                         1.930         12/05/2002     12,976,304
      13,000,000     Procter & Gamble Company                                   1.720         08/07/2003     12,826,710
       5,000,000     River Fuel Trust No. 1                                     1.770         11/21/2002      4,995,083
      13,000,000     River Fuel Trust No. 3                                     1.720         12/12/2002     12,974,534
      13,000,000     SBC International, Inc.                                    1.760         11/18/2002     12,989,196
      $3,250,000     SBC International, Inc.                                    1.990%        11/20/2002     $3,246,587
      10,000,000     Shell Finance (UK) PLC                                     1.750         04/21/2003      9,916,875
      13,000,000     Starfish Global Funding                                    1.780         12/06/2002     12,977,503
      13,000,000     Svenska Handelsbank                                        1.740         12/10/2002     12,975,495
      19,500,000     Swiss Reinsurance Company                                  1.900         11/01/2002     19,500,000
      13,000,000     Thunder Bay Funding, Inc.                                  1.780         11/15/2002     12,991,001
      13,000,000     Tulip Funding Corporation                                  1.780         11/27/2002     12,983,288
      13,000,000     UBS Finance Corporation                                    2.500         12/18/2002     13,000,000
       5,000,000     UBS Finance Corporation                                    2.550         12/27/2002      4,980,167
      13,000,000     US Bank, National Association                              2.000         11/13/2002     13,000,000
      13,000,000     Wal-Mart Funding Corporation                               1.770         11/07/2002     12,996,165
      13,000,000     Wells Fargo Financial, Inc.                                1.680         11/22/2002     12,987,260
      13,000,000     Wells Fargo Financial, Inc.                                1.760         12/27/2002     13,000,000
      23,400,000     Windmill Funding Corporation                               1.890         11/01/2002     23,400,000

         Total Investments
         (at amortized cost)        $655,083,140

(a)      The categories of investments are shown as a percentage of total investments.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                  Statement of Assets and Liabilities
                                               The Lutheran Brotherhood Family of Funds

                                                Opportunity       Mid Cap            World
As of October 31, 2002                          Growth Fund       Growth Fund        Growth Fund        Growth Fund

Assets:

Investments in unaffiliated issuers at cost      $147,260,671     $151,564,308        $102,711,577      $45,319,482

Investments at value                             $123,967,343      $130,826,996       $77,116,463       $33,988,292

Cash                                              9,291             18,962            721,8632          50,149

Dividends and interest receivable                24,451             19,611            232,820           19,530

Receivable for investments sold                 1,283,335          2,149,817          214,908           537,085

Receivable for trust shares sold                    951                  -                629             -

Receivable for forward contracts                      -                  -                108             -

Initial margin deposit on open future                 -                  -                  -             -
contracts

Total Assets                                     $125,285,371      $133,015,386       $78,286,791       $34,595,056

Liabilities:

Payable for investments purchased                1,209,247         2,944,842            4,413           407,692

Accrued expenses                                 194,870           199,425            123,324           80,369

Open options written, at value                        -                  -                  -             -

Payable for variation margin                          -                  -                  -             -

Dividends payable                                     -                  -                  -             -

Total Liabilities                                $1,404,117        $3,144,267         $127,737          $488,061

Net Assets:

Trust Capital (beneficial interest)              212,282,210       185,591,223        115,883,653       61,561,538

Accumulated undistributed net investment
income/(loss)                                   (7,737)             (4,023)            (6,010)          (1,195)

Accumulated undistributed net realized
gain/(loss)
on investments                                  (65,099,891)      (34,978,769)       (12,131,819)       (16,122,158)

Net unrealized appreciation/(depreciation) on:

Investments                                     (23,293,328)      (20,737,312)       (25,595,114)       (11,331,190)

Future contracts                                -                        -                  -             -

Option contracts                                -                        -                  -             -

Foreign currency related transactions            -                       -              8,344             -

Total Net Assets                                 $123,881,254      $129,871,119       $78,159,054       $34,106,995

Total Liabilities & Capital                      $125,285,371     $133,015,386       $78,286,791        $34,595,056

Class A share net assets                         $108,845,539     $86,153,148        $54,611,734        $21,587,077

Shares of beneficial interest outstanding        16,455,015       9,064,292          7,794,796          2,414,664
(Class A)

Net asset value per share                            $6.61              $9.50              $7.01        $8.94

Maximum public offering price per share              $6.89              $9.90              $7.30        $9.31

Class B share net assets                         $9,842,688       $31,099,331        $10,339,851        $7,910,765

Shares of beneficial interest outstanding        1,546,206        3,405,294          1,531,986          905,019
(Class B)

Net asset value per share                            $6.37              $9.13              $6.75        $8.74

Institutional class share net assets             $5,193,027       $12,618,640        $13,207,469        $4,609,153

Shares of beneficial interest outstanding
(Institutional Class)                            763,404          1,288,632          1,831,440          500,176

Net asset value per share                            $6.80              $9.79              $7.21        $9.22

/1/ At amortized cost.
/2/ Includes foreign currency holdings of $699,328.
/3/ Premium received on written options of $116,900.
The accompanying notes to the financial statements are an integral part of this schedule.

                                                                                        Limited
 LB                                 High              Income           Municipal        Maturity            Money
 Fund               Value Fund      Yield Fund        Fund             Bond Fund        Bond Fund           Market Fund

$975,773,605        $41,582,095      $725,862,663      $820,677,008    $593,187,552       $108,455,836       $655,083,1401

$830,749,774        $34,800,352      $525,827,318      $824,474,622    $662,534,767       $109,510,533        $655,083,140

   563              15,226           50,039            6,225            9,026             19,349              2,174,965

 622,461            39,380           13,943,317        8,008,186       9,119,325          784,359            1,875,567

 2,024,436          714,150         2,499,039          44,725,937       3,700,027         945,524                 -

 3,500                  -            5,215                 -                -               150               799,429

     -                  -                -                 -                -                 -                   -

     -                  -           78,000                 -                -                 -                   -

 $833,400,734       $35,569,108      $542,402,928      $877,214,970    $675,363,145       $111,259,915        $659,933,101

 2,444,778          1,512,417        7,539,709        175,435,871      4,372,554          17,453,290              -

 493,388            55,356           262,631           220,719         106,183            44,069              360,761

     -                  -                -             109,3753             -                 -                   -

     -                  -            27,188           258,016               -                 -                   -

     -                  -                -                 -                -             57,909              7,017

 $2,938,166         $1,567,773       $7,829,528        $176,023,981    $4,478,737         $17,555,268        $367,778

 1,156,991,288      45,609,897       1,121,983,052     754,184,094     600,243,197        93,214,940          659,565,323

779,023            125,009          (3,353,500)       1,536,557        1,782,398         (4,967)                  -

(182,283,912)       (4,951,828)      (384,015,505)     (57,581,161)    (488,402)          (560,023)               -

(145,023,831)      (6,781,743)      (200,035,345)     3,797,614        69,347,215        1,054,697                -

     -                  -           (5,302)           (753,640)             -                 -                   -

     -                  -                -             7,525                -                 -                   -

     -                  -                -                 -                -                 -                   -

$830,462,568        $34,001,335      $534,573,400      $701,190,989    $670,884,408       $93,704,647         $659,565,323

 $833,400,734       $35,569,108      $524,402,928      $877,214,970     $675,363,145      $111,259,915        $659,933,101

 $22,880,965        $488,782,877     $629,317,757     $645,354,348      $73,938,945       $623,944,136

 45,570,272         2,145,419        115,606,889       75,445,481      70,513,561         5,801,315          623,944,136

   $15.91             $10.67            $4.23             $8.34            $9.15            $12.75               $1.00

   $16.57             $11.11            $4.41             $8.69            $9.53            $12.75               $1.00

 $65,238,739        $7,002,895       $34,899,723       $31,731,406     $22,293,979        $5,754,961          $1,397,918

 4,230,484          667,581          8,257,790         3,812,642       2,442,378          451,514             1,397,918

   $15.42             $10.49            $4.23             $8.32            $9.13            $12.75               $1.00

 $40,417,509        $4,117,475      $10,890,800       $40,141,826      $3,236,081         $14,010,741         $34,223,269

 2,531,748          381,181         2,574,380          4,815,377       353,632            1,099,528           34,223,269

   $15.96             $10.80            $4.23             $8.34            $9.15            $12.74               $1.00

The accompanying notes to the financial statements are an integral part of this schedule.

                                                        Statement of Operations
                                               The Lutheran Brotherhood Family of Funds

                                                                  Opportunity      Mid Cap         World
For the year ended October 31, 2002                               Growth Fund       Growth Fund     Growth Fund       Growth Fund

Investment Income

Dividends - unaffiliated issuers                                  $277,469          $360,983        $1,788,464         $291,809

Taxable interest                                                   467,000           193,637          43,450             31,391

Tax exempt interest                                                      -                 -               -                  -

Foreign dividend tax withholding                                         -                 -        (194,919)                 -

Total Investment Income                                           $744,469          $554,620       $1,636,995          $323,200

Expenses:

Adviser fees                                                       752,855           658,114         778,181            159,431

Administrative service                                              39,235            36,663          22,437              9,051

Audit fees                                                           6,892             6,801           7,165              6,952

Legal fees                                                               -               256             229                 88

Custody fees                                                       144,268           128,633         120,302             92,908

Distribution and shareholder service fees

Class A                                                            359,139           261,214         168,600             61,253

Class B                                                            116,887           344,937         114,547             82,198

Institutional Class                                                 11,804            19,574          21,294              7,188

Printing and postage expense                                       274,368           278,284         161,592             89,555

Trust share registration expense                                    57,915            54,164          56,168             51,552

Transfer agent fees-Class A                                       1,417,177          906,826         606,134            286,894

Transfer agent fees-Class B                                         92,745           297,323         101,918             96,997

Transfer agent fees-Institutional Class                                457               851             426                367

Trustees fees                                                        6,603             5,111           5,110              5,111

Miscellaneous expenses                                               3,839             6,819           3,433              2,887

Total Expenses Before Reimbursement                               $3,014,184        $3,005,570      $2,167,536         $952,432

Less: reimbursement from Adviser                                         -          (532,100)       (219,636)          (243,836)

Less: fees paid indirectly                                          (1,018)             (460)           (286)              (297)

Total Net Expenses                                                $3,013,166        $2,473,010      $1,947,614         $708,299

Net Investment Income/(Loss)                                      $(2,268,697)      $(1,918,390)    $(310,619)        $(385,099)

Realized and Unrealized Gains/(Losses) on
Investments and Foreign Currency Transactions

Net realized gains/(losses) on investments                        (31,701,266)      (22,398,085)    (10,456,222)      (11,945,291)

Net realized gains/(losses) on foreign currency transactions             -                 -          83,170                  -

Net realized gains/(losses) on option contracts                          -                 -               -             13,999

Net realized gains/(losses) on closed futures contracts                  -                 -               -                  -

Change in net unrealized appreciation/(depreciation) on:

Investments                                                       (7,012,661)       (3,230,247)     (2,617,868)       3,205,142

Foreign currency transactions                                     -                        -          36,912                  -

Net Realized and Unrealized Gains/(Losses) on

Investments and Foreign Currency

Transactions                                                      $(38,713,927)     $(25,628,332)   $(12,954,008)     $(8,726,150)

Net Increase/(Decrease) in Net Assets Resulting

From Operations                                                   $(40,982,624)     $(27,546,722)   $(13,264,627)     $(9,111,249)

The accompanying notes to the financial statements are an integral part of this  schedule.

                                        Statement of Operations
                               The Lutheran Brotherhood Family of Funds

                                                                                  Limited
LB                                 High             Income         Municipal      Maturity    Money
Fund                 Value Fund    Yield Fund       Fund           Bond Fund      Bond Fund   Market Fund

 $11,855,710         $629,772       $68,125,972     $40,232,249    $               $44,743      $
                                                                         -                            -

594,836              34,329         4,385,165        226,937             -        3,105,721      14,407,302

      -                   -              -                -        34,924,382           -             -

      -                   -              -                -              -              -             -

 $12,450,546         $664,101       $72,511,137     $40,459,186    $34,924,382     $3,150,464   $14,407,302

 3,821,927           143,262        2,453,032        2,429,597     2,074,969       219,269       1,737,271

 246,280              8,684         151,789          171,340       155,771         17,785        172,891

 25,622               6,952         14,920           11,942         10,328          6,952        11,635

  1,484                 150            506            2,906          1,616            335         1,914

 201,319             81,855         198,478          175,970       174,419         78,050        435,074

 2,265,248           60,631         1,445,762        1,599,719     1,557,343       136,332       1,687,638

 734,875             70,425        387,411           285,764       183,779         13,511         2,469

 66,583               6,781         18,588           60,964          4,013         19,729        60,783

 712,378             57,905         358,940          276,497       103,346         29,104        644,361

 75,537              51,506         65,739           71,045         83,942         56,678        107,074

 2,971,277          187,074         1,502,478        1,224,640     452,960         128,383      2,032,520

239,377              54,668         99,889           53,825         12,992         12,580         2,995

  2,587                 244          2,341            3,011            334            487         1,742

 15,149               5,111         13,107           13,108         13,108          5,111        13,107

 94,971               2,273         11,792           10,784          9,755          2,356         8,538

 $11,474,614         $737,521       $6,724,772       $6,391,112    $4,838,675      $726,662      $6,920,012

      -              (232,800)           -           (354,553)           -         (219,269)     (271,432)

   (209)               (383)        (8,178)          (2,765)        (1,691)          (578)       (1,431)

 $11,474,405         $504,338       $6,716,594      $6,033,794     $4,836,984     $506,815       $6,647,149

 $976,141            $159,763       $65,794,543     $34,425,392    $30,087,398    $2,643,649     $7,760,153

 (127,075,736)       (4,534,582)    (219,852,114)    (10,685,150)  1,340,377      (560,023)           -

      -                   -              -                -              -              -             -

      -                   -              -           188,048             -              -             -

      -                   -         (166,610)       (9,123,546)          -              -             -

 (58,661,562)        (3,045,068)    92,078,674      (12,745,643)   (495,706)      (54,342)            -

      -                   -              -                -              -              -             -

 $(185,737,298)     $(7,579,650)   $(127,940,050)   $(32,366,291)  $844,671        $(614,365)         -

$(184,761,157)      $(7,419,887)    $(62,145,507)   $2,059,101     $30,932,069     $2,029,284   $7,760,153

The accompanying notes to the financial statements are an integral part of this schedule.

                                                  Statement of Changes in Net Assets
                                               The Lutheran Brotherhood Family of Funds

                                                                        Opportunity                           Mid Cap
                                                                        Growth Fund                         Growth Fund
For the years ended                                             10/31/2002       10/31/2001       10/31/2002        10/31/2001

Operations

Net investment income/(loss)                                     $(2,268,697)     $(2,034,058)     $(1,918,390)      $(1,405,323)

Net realized gains/(losses) on investments                       (31,701,266)     (33,469,643)     (22,398,085)      (12,531,703)

Net realized gains (losses) on foreign currency transactions              -                -                -                 -

Change in net unrealized appreciation/(depreciation) on
investments                                                      (7,012,661)      (58,651,721)     (3,230,247)       (52,052,812)

Change in net unrealized appreciation/(depreciation) on
foreign currency transactions                                   -                          -                -                 -

Net Increase/(Decrease) in Net Assets

Resulting From Operations                                        $(40,982,624)    $(94,155,422)    $(27,546,722)    $(65,989,838)

Distributions to Shareholders                                             -       (17,588,269)              -        (14,172,924)

Trust Share Transactions                                         (11,710,728)      8,316,616       10,224,438        45,809,601

Net Increase/(Decrease) in Trust Capital                         $(11,710,728)    $(9,271,653)     $10,224,438      $31,636,677

Net Increase/(Decrease) in Net Assets                            $(52,693,352)    $(103,427,075)   $(17,322,284)    $(34,353,161)

Net Assets Beginning of Period                                   $176,574,606     $280,001,681     $147,193,403     $181,546,564

Net Assets End of Period                                         $123,881,254     $176,574,606     $129,871,119      $147,193,403

                                                                        High
                                                                     Yield Fund                          Income Fund
For the years ended                                        10/31/2002         10/31/2001         10/31/2002       10/31/2001

Operations

Net investment income                                      $65,794,543        $83,164,034         $34,425,392      $38,982,136

Net realized gains/(losses) on investments                 (220,018,724)      (126,293,764)      (19,620,648)      21,751,940

Change in net unrealized appreciation/(depreciation) on
investments and foreign currency transactions              92,078,674          (47,092,797)      (12,745,643)      24,628,661

Net Increase/(Decrease) in Net Assets

Resulting From Operations                                  $(62,145,507)       $(90,222,527)      $2,059,101       $85,362,737

Distributions to Shareholders                              (65,784,133)       (92,582,733)       (33,159,926)      (42,431,940)

Trust Share Transactions                                     4,343,509         51,305,501         10,609,079       12,707,234

Net Increase/(Decrease) in Trust Capital                   $(61,440,624)      $(41,277,232)       $(22,550,847)   (29,724,706)

Net Increase/(Decrease) in Net Assets                       $(123,586,131)     $(131,499,759)     $(20,491,746)    $55,638,031

Net Assets, Beginning of Period                             $658,159,531       $789,659,290       $721,682,735     $666,044,704

Net Assets, End of Period                                   $534,573,400       $658,159,531       $701,190,989     $721,682,735

The accompanying notes to the financial statements are an integral part of this schedule.

              World
           Growth Fund                      Growth Fund                        LB Fund                        Value Fund
10/31/2002         10/31/2001      10/31/2002    10/31/2001       10/31/2002      10/31/2001         10/31/2002      10/31/2001

$(310,619)          $(403,474)      $(385,099)      $(215,018)    $976,141           $1,598,777      $159,763        $109,191

(10,456,222)        (1,422,533)     (11,931,292)    (3,883,589)    (127,075,736)     (52,672,302)    (4,534,582)     (306,951)

83,170             (94,178)              -               -              -                 -               -               -

(2,617,868)         (35,670,391)    3,205,142      (14,350,139)    (58,661,562)      (405,170,398)   (3,045,068)     (5,019,590)

36,912               1,797               -               -              -                 -               -               -

$(13,264,627)      $(37,588,779)    $(9,111,249)   $(18,448,746)  $(184,761,157)    $(456,243,923)    $(7,419,887)   $(5,217,350)

 -                  (10,944,476)         -               -        (1,767,946)        (56,674,393)    (117,200)       (64,849)

(7,071,852)         16,227,731      7,936,305       14,307,521    (70,351,587)      13,837,719       12,171,042      12,024,252

$(7,071,852)        $5,283,255      $7,936,305      $14,307,521    $(72,119,533)    $(42,836,674)    $12,053,842     $11,959,403

$(20,336,479)      $(32,305,524)   $(1,174,944)     $(4,141,225)  $(256,880,690)    $(499,080,597)   $4,633,955       $6,742,053

$98,495,533        $130,801,057     $35,281,939     $39,423,164   $1,087,343,258    $1,586,423,855   $29,367,380     $22,625,327

$78,159,054         $98,495,533     $34,106,995    $35,281,939    $830,462,568      $1,087,343,258    $34,001,335     $29,367,380

                 Municipal                              Limited Maturity                                Money
                 Bond Fund                                  Bond Fund                                Market Fund
10/31/2002            10/31/2001              10/31/2002           10/31/2001         10/31/2002             10/31/2001

$30,087,398            $29,112,400           $2,643,649            $2,097,553         $7,760,153              $29,298,342

 1,340,377                188,993              (560,023)            1,158,257                  -              -

 (495,706)             31,999,165               (54,342)            1,342,413                  -              -

$30,932,069           $61,300,558            $2,029,284            $4,598,223         $7,760,153              $29,298,342

 (29,272,110)         (29,453,902)           (3,806,873)           (2,223,405)        (7,760,153)            (29,298,342)

 41,856,594            23,164,793              39,515,875          21,463,220         (92,402,502)           74,819,683

$12,584,484           ($6,289,109)             $35,709,002         $19,239,815         ($100,162,655)         $45,521,341

$43,516,553           $55,011,449             $37,738,286          $23,838,038         ($92,402,502)         $74,819,683

$627,367,855          $572,356,406           $55,966,361           $32,128,323         $751,967,825           $677,148,142

$670,884,408           $627,367,855           $93,704,647          $55,966,361         $659,565,323           $751,967,825

The accompanying notes to the financial statements are an integral part of this schedule.

Notes to Financial Statements

(1) ORGANIZATION

The Lutheran Brotherhood Family of Funds (the “Trust”) was organized as a Delaware business trust and is registered as an open-end diversified management investment company under the Investment Company Act of 1940. The Trust is divided into eleven series (the “Fund(s)”), each with its own investment objective and policies. The Trust currently consists of six equity Funds, four fixed-income Funds and one money market Fund. The eleven Funds of the Trust are: Lutheran Brotherhood Opportunity Growth Fund, Lutheran Brotherhood Mid Cap Growth Fund, Lutheran Brotherhood World Growth Fund, Lutheran Brotherhood Growth Fund, Lutheran Brotherhood Fund, Lutheran Brotherhood Value Fund, Lutheran Brotherhood High Yield Fund, Lutheran Brotherhood Income Fund, Lutheran Brotherhood Municipal Bond Fund, Lutheran Brotherhood Limited Maturity Bond Fund, and Lutheran Brotherhood Money Market Fund.

Each Fund is authorized to offer three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective shareholder servicing and distribution expenses and arrangements. Class A shares have a front-end sales load of 4.00% for all Funds except the Limited Maturity Bond Fund and the Money Market Fund, and a shareholder servicing fee of 0.25%. On October 31, 1997, the Trust began offering Class B shares and Institutional Class shares. Class B shares are offered at net asset value and charge a 0.75% annual distribution fee, for all Funds except the Limited Maturity Bond Fund and the Money Market Fund, and a shareholder servicing fee of 0.25%. In addition, Class B shares have a contingent deferred sales charge of 5.00%. The contingent deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and charge a 0.15% shareholder servicing fee, with no annual distribution fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

(2) SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments -- Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last quoted sales price at the close of each business day. Over-the-counter securities and listed securities for which no price is readily available are valued at prices within the range of the current bid and asked prices considered best to represent the value in the circumstances, based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. For all Funds other than the Money Market Fund, short-term securities with maturities of 60 days or less are valued at amortized cost. Short-term securities held by the Money Market Fund are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially, and thereafter valued to reflect a constant amortization to maturity of any discount or premium. The Money Market Fund follows procedures necessary to maintain a constant net asset value of $1.00 per share. All other securities for which market values are not readily available are appraised at fair value as determined in good faith by the Investment Adviser or under the direction of the Board of Trustees. As of October 31, 2002, four securities in the High Yield Fund were valued at fair value, which represent 0.15% of the Fund’s net assets.

Foreign Currency Translation -- The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities of the World Growth Fund that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rate of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The World Growth Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

For federal income tax purposes, the World Growth Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Foreign Currency Contracts -- In connection with purchases and sales of securities denominated in foreign currencies, all Funds except the Money Market Fund may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counter-parties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed.

Foreign Denominated Investments -- The World Growth Fund invests in foreign denominated stocks. Foreign denominated assets and currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk, and market risk. The Fund may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Federal Income Taxes -- No provision has been made for income taxes because the Funds’ policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no Federal income taxes and no Federal income tax provision was required. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Income and Expenses -- Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, nonclass-specific expenses and realized and unrealized gains or losses are allocated directly to each class based upon the relative net asset value of outstanding shares, or the value of dividend eligible shares, as appropriate for each class of shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on any short-term investments and interest earned on all other debt securities, including accrual of original issue discount and amortization of premium. Dividend income is recorded on the ex-dividend date. For payment-in-kind securities, income is recorded on the ex-dividend date in the amount of the value received.

Fees Paid Indirectly -- Certain Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments.

Distributions to Shareholders -- Dividends from net investment income, if available, are declared and paid to each shareholder as a dividend. Dividend and capital gain distributions are recorded on the ex-dividend date. Net realized gains from securities transactions, if any, are distributed at least annually for all Funds, after the close of the fiscal year.

Dividends are declared and paid annually for the Opportunity Growth, Mid Cap Growth, World Growth, Growth, LB Fund, and Value Funds; declared and paid monthly for the High Yield, Income and Municipal Bond Funds; and declared daily and paid monthly for the Limited Maturity Bond and Money Market Funds. Daily dividends for the Money Market Fund also include any short-term net realized gains or losses on the sale of securities.

Options -- All Funds except the Money Market Fund may buy put and call options, write covered call options and buy and sell futures contracts. The Funds intend to generally use (2) SIGNIFICANT ACCOUNTING POLICIES (continued) such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Funds may also enter into options and futures contracts on foreign currencies and forward foreign currency contracts to protect against adverse foreign exchange rate fluctuation.

Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Financial Futures Contracts -- Certain Funds may use futures contracts to manage the exposure to interest rate fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are pledged to the broker. Additional securities held by the Funds may be used as collateral for open futures contracts. The future contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. The High Yield Fund and the Income Fund currently contain this type of investment.

The Impact of Initial Public Offerings on Performance -- Each of the Funds except the Money Market Fund may invest in an initial public offering (“IPO”) of a security. On occasion a Fund will participate in an oversubscribed IPO. Because the IPO is oversubscribed, this presents a Fund with the opportunity to “flip” or trade the security at higher prices resulting in a profit for the Fund. However, participation in an IPO may result in a loss for that Fund.

Dollar Roll Transactions -- Certain of the Funds enter into dollar roll transactions, with respect to mortgage securities issued by GNMA, FNMA and FHLMC, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type, coupon and maturity) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. The Income and Limited Maturity Bond Funds earned $2,941,328 and $185,789, respectively, from such fees for the year ended October 31, 2002.

When-Issued and Delayed Delivery Transactions -- The Funds may engage in when-issued or delayed delivery transactions. To the extent that a Fund engages in such transactions, it will do so for the purpose of acquiring securities consistent with its investment objectives and policies and not for the purpose of investment leverage or to speculate on interest rate changes. On the trade date, assets of the Fund are segregated on the Fund’s records in a dollar amount sufficient to make payment for the securities to be purchased. Income is not accrued until settlement date.

Credit Risk - The Funds may be susceptible to credit risk with respect to the extent the issuer defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of the issuer. Interest accruals on defaulted securities are monitored for ability to collect payment in default and adjusted accordingly.

Accounting Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Other -- For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and became effective for fiscal years beginning after December 15, 2000. The impact of adopting the Guide was insignificant to the Funds.

Certain prior year amounts have been reclassified to conform to current year presentation.

(3) FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees -- The Trust currently maintains an Investment Advisory Agreement with Lutheran Brotherhood Research Corp. (LBRC), the Trust’s investment adviser, under which each of the Funds pays a fee for investment advisory services. Effective January 1, 2003, Thrivent Investment Management Inc. (Thrivent Investment Mgt.) will become the investment adviser for the Trust. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the investment advisory agreement were as follows:

                                 $0 to    $20 to   $50 to  $100 to    $150 to  $250 to  $500M to   $1,000M to  $1,500M to   Over
                                  $20M     $50M     $100M    $150M     $250M     $500M   $1,000M     1,500M      $2,000M   $2,000M

LB Opportunity Growth Fund      0.50%      0.50%    0.50%    0.40%     0.40%    0.35%    0.30%        0.25%       0.25%     0.25%
LB Mid Cap Growth Fund          0.45%      0.45%    0.45%    0.40%     0.40%    0.35%    0.30%        0.25%       0.25%     0.25%
LB World Growth Fund            1.00%      0.85%    0.75%    0.75%     0.75%    0.75%    0.75%        0.75%       0.75%     0.75%
LB Growth Fund                  0.425%     0.425%   0.425%   0.425%    0.425%   0.425%   0.375%       0.325%      0.325%    0.325%
LB Fund                         0.40%      0.40%    0.40%    0.40%     0.40%    0.40%    0.35%        0.30%       0.30%     0.30%
LB Value Fund                   0.40%      0.40%    0.40%    0.40%     0.40%    0.40%    0.35%        0.30%       0.30%     0.30%
LB High Yield Fund              0.40%      0.40%    0.40%    0.40%     0.40%    0.40%    0.35%        0.30%       0.30%     0.30%
LB Income Fund                  0.35%      0.35%    0.35%    0.35%     0.35%    0.35%    0.325%       0.30%       0.30%     0.30%
LB Municipal Bond Fund          0.325%     0.325%   0.325%   0.325%    0.325%   0.325%   0.3125%      0.30%       0.30%     0.30%
LB Limited Maturity Bond Fund   0.30%      0.30%    0.30%    0.30%     0.30%    0.30%    0.275%       0.25%       0.25%     0.25%
LB Money Market Fund            0.25%      0.25%    0.25%    0.25%     0.25%    0.25%    0.225%       0.20%       0.175%    0.15%

LBRC pays T. Rowe Price International an annual subadvisory fee for the performance of subadvisory services for the World Growth Fund. The total amount paid by LBRC to T. Rowe Price International under the investment subadvisory contract for the year ended October 31, 2002 was $429,511.

LBRC has voluntarily agreed to limit its advisory fee to a flat rate of 0.75% of the average daily net assets of the World Growth Fund. Effective January 1, 2001, LBRC has also voluntarily agreed to waive 35 basis points (0.35%) on an annual basis from the advisory fees payable by the Mid Cap Growth Fund, an additional 15 basis points (0.15%) for the World Growth Fund, 65 basis points (0.65%) for the Growth and Value Funds, 30 basis points (0.30%) for the Limited Maturity Bond Fund and 5 basis points (0.05%) for the Income Fund. These voluntary partial waivers of advisory fees may be discontinued at any time.

LBRC has voluntarily agreed to waive its advisory fee and, if necessary, to bear certain expenses associated with operating the Money Market Fund in order to limit the Fund’s total operating expenses for Class A shares and Class B shares to an annual rate of 0.95% of the average daily net assets of the relevant class and to waive the same percentage of advisory and other expenses for Institutional Class shares.

Distribution and Shareholder Servicing Plans -- Thrivent Investment Mgt. is the Trust’s distributor. Prior to July 1, 2002, Lutheran Brotherhood Securities Corp. (LB Securities) acted as the Trust’s distributor. The Trust has adopted a Distribution Plan (the “12b-1 Plan”) under Rule 12b-1 of the 1940 Act with respect to the Class B shares of each Fund except for the Limited Maturity Bond and Money Market Funds. Under the 12b-1 Plan, each Fund pays Thrivent Investment Mgt. an annual fee of 0.75% of the average daily net assets of its Class B shares. The fees collected under the 12b-1 Plan are used by Thrivent Investment Mgt. to finance activities primarily intended to result in the sale of Class B shares of the Fund. For the year ended October 31, 2002, LB Securities and Thrivent Investment Mgt. received aggregate 12b-1 fees of $1,740,617 from the Trust.

In addition, the Trust has adopted shareholder-servicing plans for each of the Funds (the Shareholder Servicing Plans”). Pursuant to the Shareholder Servicing Plans, Class A and Class B shares pay Thrivent Investment Mgt., an annual fee of 0.25% of the average daily net assets and Institutional Class shares pay Thrivent Investment Mgt. an annual fee of 0.15% of the average daily net assets. Payments under the Shareholder Servicing Plans are used to finance various shareholder-servicing activities. For the year ended October 31, 2002, Thrivent Investment Mgt. and LB Securities received aggregate shareholder servicing fees of $10,496,366 from the Trust.

Sales Charges and Other Fees -- For the year ended October 31, 2002, LB Securities and Thrivent Investment Mgt. received $433,602 of aggregate underwriting concessions from sales of Class A shares and aggregate contingent deferred sales charges of $402,803 from redemptions of Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

LB Securities also received fees pursuant to an agreement to provide certain administrative personnel and services to the Funds. For the year ended October 31, 2002, LB Securities received aggregate fees for administrative personnel and services of $1,031,926 from the Trust.

In addition, LB Securities provides the Funds with transfer agent services pursuant to an agreement. For the year ended October 31, 2002, LB Securities received aggregate fees for transfer agent services of $12,524,519 from the Trust. Effective November 4, 2002, LB Securities changed its name to Thrivent Investor Services Inc.

The Funds have adopted a trustee fee deferral plan that allows the Trustees to defer the receipt of all or a portion of their Trustee Fees. The deferred fees remain in the appropriate Fund until distribution in accordance with the plan.

Certain officers and non-independent trustees of the Fund are officers and directors of Thrivent Investment Mgt. and LB Securities; however, they receive no compensation from the Funds.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basistreatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase(Decrease)]:

                                                Accumulated Net          Accumulated Net
                                                   Investment               Realized               Trust
                                                  Income (Loss)            Gain/(Loss)            Capital

LB Opportunity Growth Fund                          $2,269,063               $261,714           ($2,530,777)
LB Mid Cap Growth Fund                               1,918,449                 12,438            (1,930,887)
LB World Growth Fund                                   310,945                (87,109)             (223,836)
LB Growth Fund                                         384,779                      -              (384,779)
LB Fund                                                 (6,738)                 6,738                     -
LB Value Fund                                             (343)                   343                     -
LB High Yield Fund                                    (208,264)               208,264                     -
LB Income Fund                                               -              6,295,510            (6,295,510)
LB Municipal Bond Fund                                  21,617                (21,617)                    -
LB Limited Maturity Bond Fund                           (4,967)                 4,967                     -

The tax character of distributions paid during the years ended October 31, 2002 and October 31, 2001, was as follows:

                                           Ordinary Income                  Long-term Capital Gain
                                       2002             2001                2002               2001

LB Opportunity Growth Fund $               -$                  -     $           -       $17,588,269
LB Mid Cap Growth Fund                     -        6,171,462                    -         8,001,462
LB World Growth Fund                       -                -                    -        10,944,476
LB Fund                            1,767,946          328,985                    -        56,345,408
LB Value Fund                        117,200           64,849                    -                 -
LB High Yield Fund                65,784,133       92,582,733                    -                 -
LB Income Fund                    33,159,926       42,431,940                    -                 -
LB Municipal Bond Fund*           29,272,110       29,453,902                    -                 -
LB Limited Maturity Bond Fund      3,806,873        2,223,405                    -                 -
LB Money Market Fund               7,760,153       29,298,342                    -                 -
* Exempt from federal income tax.

At October 31, 2002, the gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:
                                                                                                        Unrealized
                                            Federal             Unrealized        Unrealized           Appreciation/
                                           Tax Cost            Appreciation     (Depreciation)        (Depreciation)

LB Opportunity Growth Fund               $147,845,507           $7,381,683        ($31,259,847)         ($23,878,164)
LB Mid Cap Growth Fund                    152,362,478            9,539,831         (31,075,313)          (21,535,482)
LB World Growth Fund                      103,175,081            3,050,004         (29,108,622)          (26,058,618)
LB Growth Fund                             46,549,558              968,996         (13,530,262)          (12,561,266)
LB Fund                                   979,389,497           34,538,371        (183,178,094)         (148,639,723)
LB Value Fund                              41,778,274              552,682          (7,530,604)           (6,977,922)
LB High Yield Fund                        726,698,603           15,489,343        (216,360,628)         (200,871,285)
LB Income Fund                            820,788,242           19,449,763         (15,763,383)            3,686,380
LB Municipal Bond Fund                    593,217,435           69,533,919            (216,587)           69,317,332
LB Limited Maturity Bond Fund             108,455,836            1,786,345            (731,648)            1,054,697
LB Money Market Fund                      655,083,140                    -                   -                     -

The difference between the book and tax cost basis is attributable to the disallowed losses on wash sales and other temporary timing differences.

At October 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                            Undistributed          Undistributed          Undistributed
                                              Tax-Exempt             Ordinary               Long-Term
                                                Income                Income               Capital Gain

LB Fund                          $                   -                  $795,732       $              -
LB Value Fund                                        -                   126,206                      -
LB High Yield Fund                                   -                   184,519                      -
LB Income Fund                                       -                 1,552,356                      -
LB Municipal Bond Fund                       1,798,198                         -                510,720
LB Limited Maturity Bond Fund                        -                    (3,772)                     -
LB Money Market Fund                                 -                     9,960                      -

Capital Loss Carryover
At October 31, 2002, the following Funds had accumulated net realized capital loss carryovers expiring as follows:

                                               Capital Loss Carryover              Expiration Year

LB Opportunity Growth Fund                          $32,398,469                           2009
                                                     32,116,587                           2010
                                                    $64,515,056
LB Mid Cap Growth Fund                              $11,463,008                           2009
                                                     22,717,591                           2010
                                                    $34,180,599
LB World Growth Fund                                 $1,222,667                           2009
                                                     10,445,649                           2010
                                                    $11,668,316
LB Growth Fund                                         $176,010                           2008
                                                      3,507,522                           2009
                                                     11,207,922                           2010
                                                    $14,891,454
LB Fund                                             $52,137,884                           2009
                                                    126,530,136                           2010
                                                    $178,668,020
LB Value Fund                                           $83,605                           2008
                                                        228,777                           2009
                                                       4,443,267                          2010
                                                      $4,755,649
LB High Yield Fund                                  $18,998,975                           2007
                                                     15,133,980                           2008
                                                    125,418,013                           2009
                                                    223,628,596                           2010
                                                    $383,179,564
LB Income Fund                                       $8,472,280                           2004
                                                      8,150,657                           2007
                                                     20,967,792                           2008
                                                     17,362,752                           2010
                                                     $54,953,481
LB Limited Maturity Bond Fund                          $560,023                           2010

Shareholder Notification of Federal Tax Status (unaudited)

The LB Fund and Value Fund designate 100% of the dividends declared from net investment income as dividends qualifying for the 70%
corporate dividends received deduction and the Municipal Bond Fund designates 100% of the dividends declared from net investment income as exempt from federal income tax for the year ended October 31, 2002.

(5) SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities -- For the year ended October 31, 2002, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

                                                     $ thousands
Fund                                   Purchases                     Sales
LB Opportunity Growth Fund              $177,480                  $196,690
LB Mid Cap Growth Fund                    88,315                    78,272
LB World Growth Fund                      19,759                    25,017
LB Growth Fund                            30,161                    20,913
LB Fund                                  599,184                   622,570
LB Value Fund                             48,370                    36,337
LB High Yield Fund                       449,080                   463,633
LB Income Fund                           605,948                   547,542
LB Municipal Bond Fund                    99,971                    80,068
LB Limited Maturity Bond Fund             70,078                    50,781

Purchases and sales of U.S. Government securities were:

                                                       $ thousands
Fund                                    Purchases                    Sales
LB Growth Fund                              $204                      $90
LB Fund                                    3,569                   11,707
LB Value Fund                              1,290                      553
LB Income Fund                           568,233                  582,957
LB Limited Maturity Bond Fund            147,532                  132,626

Investments in Restricted Securities -- The High Yield Fund owns restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933.  Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. The aggregate value of restricted securities was $12,030,343 at October 31, 2002, which represented 2.25% of the net assets of the High Yield Fund. The
Funds have no right to require registration of unregistered securities.

Investments in High Yielding Securities - The High Yield Fund invests primarily in high yielding fixed income securities. The Income
Fund may also invest in high-yielding securities.  These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories.  Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Investments in Options and Futures Contracts -- The movement in the price of the instrument underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged.  A lack of correlation could render the Fund's hedging strategy unsuccessful and could result in a loss to the Fund.  In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the
Fund.

Open Option Contracts -- The number of contracts and premium amounts associated with call option contracts written during the year ended October 31, 2002, were as follows:

                                      Growth Fund                                  Income Fund
                             Number of         Premium                    Number of            Premium
                             Contracts         Amount                     Contracts            Amount

Balance at  October 31, 2001           -$           -                          200             $338,508
Opened                            147          32,979                        1,300              560,079
Closed                            (86)        (20,758)                      (1,100)            (690,055)
Expired                           (36)         (8,776)                           -                    -
Exercised                         (25)         (3,445)                        (200)             (91,632)
Balance at  October 31, 2002        -               -                          200             $116,900

(6) LINE OF CREDIT

Effective June 28, 2002, The Lutheran Brotherhood Family of Funds, along with the LB Series Fund, Inc., terminated an unsecured $50 million bank line of credit agreement with State Street Bank and Trust Company.  Borrowings under the agreement would bear interest at the Federal Funds rate plus 0.50%.  The Funds were allowed to borrow money for temporary or emergency purposes to fund shareholder redemptions.  The Funds did not borrow against the line during the year ended October 31, 2002.

(7) SHARES OF BENEFICIAL INTEREST

The Master Trust Agreement permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest
($0.001 par value) of all of the Funds.  Transactions in Fund shares were as follows:

Lutheran Brotherhood Opportunity Growth Fund:
                                              Class A                   Class B             Institutional Class
Year Ended October 31, 2001             Shares       Amount       Shares       Amount       Shares         Amount
Sold                                   1,491,688   $15,561,929    320,887    $3,259,512     300,671       $3,040,051
Dividends and distributions reinvested 1,373,220    16,066,577     86,686       989,956      28,206          333,961
Redeemed                              (2,144,626)  (22,273,689)   (87,285)     (874,464)   (660,071)      (7,787,217)
Net Change                               720,282    $9,354,817    320,288    $3,375,004    (331,194)     ($4,413,205)

Year Ended October 31, 2002
Sold                                   1,143,074    $9,487,266    289,863    $2,349,268   1,971,666      $15,656,663
Redeemed                              (3,107,845)  (25,805,218)  (120,694)     (941,271) (1,710,793)     (12,457,436)
Net Change                            (1,964,771) ($16,317,952)   169,169    $1,407,997     260,873       $3,199,227

Lutheran Brotherhood Mid Cap Growth Fund:
                                              Class A                   Class B             Institutional Class
Year Ended October 31, 2001              Shares     Amount         Shares       Amount       Shares        Amount
Sold                                   2,282,150  $31,930,059     813,647   $10,943,189      631,882     10,359,812
Dividends and distributions reinvested   661,614   10,426,911     183,057     2,809,740       46,152        736,586
Redeemed                              (1,212,833) (16,247,364)   (159,219)   (2,093,170)    (254,470)    (3,056,162)
Net Change                             1,730,931  $26,109,606     837,485   $11,659,759      423,564     $8,040,236

Year Ended October 31, 2002
Sold                                   1,561,420  $17,961,210     789,446    $8,761,266      758,543     $9,206,934
Redeemed                              (1,920,657) (21,514,764)   (258,645)   (2,692,153)    (133,332)    (1,498,055)
Net Change                              (359,237) ($3,553,554)    530,801    $6,069,113      625,211     $7,708,879

Lutheran Brotherhood World Growth Fund:
                                              Class A                   Class B             Institutional Class
Year Ended October 31, 2001              Shares     Amount         Shares       Amount       Shares        Amount
Sold                                   1,097,968 $10,965,468      317,488     $3,081,240    525,124      $5,985,114
Dividends and distributions reinvested   738,287   8,224,527       96,825      1,053,456     74,532         839,234
Redeemed                              (1,253,276)(12,333,424)     (99,941)      (951,172)   (58,256)       (636,712)
Net Change                               582,979  $6,856,571      314,372     $3,183,524    541,400      $6,187,636

Year Ended October 31, 2002
Sold                                     881,301  $7,223,430      313,906     $2,499,123    824,129      $7,041,971
Redeemed                              (1,941,793)(15,837,360)    (135,764)    (1,052,170)  (798,157)     (6,946,846)
Net Change                            (1,060,492)($8,613,930)     178,142     $1,446,953     25,972         $95,125

Lutheran Brotherhood Growth Fund:
                                              Class A                   Class B             Institutional Class
Year Ended October 31, 2001              Shares     Amount         Shares       Amount       Shares        Amount
Sold                                     945,107 $13,537,152      310,403    $4,359,879      16,065        $236,096
Redeemed                                (251,493) (3,464,940)     (26,455)     (357,965)       (189)         (2,701)
Net Change                               693,614 $10,072,212      283,948    $4,001,914      15,876        $233,395

Year Ended October 31, 2002
Sold                                     729,495  $7,891,533      318,820    $3,413,771     250,060      $2,962,293
Redeemed                                (496,234) (5,359,668)     (65,455)     (667,553)    (29,595)       (304,071)
Net Change                               233,261  $2,531,865      253,365    $2,746,218     220,465      $2,658,222

Lutheran Brotherhood Fund:
                                              Class A                   Class B             Institutional Class
Year Ended October 31, 2001              Shares      Amount       Shares        Amount       Shares        Amount
Sold                                   2,912,149   $66,645,320   801,720    $17,916,973     484,657     $11,653,450
Dividends and distributions reinvested 1,978,455    50,622,338   125,885      3,161,943      65,077       1,666,375
Redeemed                              (5,483,563) (124,337,022) (252,188)    (5,541,256)   (330,032)     (7,950,402)
Net Change                              (592,959)  ($7,069,364)  675,417    $15,537,660     219,702      $5,369,423

Year Ended October 31, 2002
Sold                                   2,624,881   $49,694,910   834,289    $15,397,334     854,637     $16,642,069
Dividends and distributions reinvested    71,211     1,481,965      ---            ---       12,498         260,340
Redeemed                              (7,680,849) (139,379,157) (398,356)    (6,981,100)   (387,430)     (7,467,948)
Net Change                            (4,984,757) ($88,202,282)  435,933     $8,416,234     479,705      $9,434,461

Lutheran Brotherhood Value Fund:
                                              Class A                   Class B             Institutional Class
Year Ended October 31, 2001              Shares        Amount     Shares         Amount      Shares        Amount
Sold                                     787,130   $11,260,820   195,466      $2,781,241     24,573        $351,589
Dividends and distributions reinvested     2,505        38,121      ---             ---         107           1,642
Redeemed                                (154,829)   (2,194,080)  (14,568)       (206,313)      (593)         (8,768)
Net Change                               634,806    $9,104,861   180,898      $2,574,928     24,087        $344,463

Year Ended October 31, 2002
Sold                                     927,027   $12,028,268   287,420      $3,734,431    146,380      $1,968,628
Dividends and distributions reinvested     5,116        70,635      ---             ---         804          11,159
Redeemed                                (379,969)   (4,799,131)  (38,174)       (460,630)   (29,208)       (382,318)
Net Change                               552,174    $7,299,772   249,246      $3,273,801    117,976      $1,597,469

Lutheran Brotherhood High Yield Fund:
                                              Class A                   Class B             Institutional Class
Year Ended October 31, 2001             Shares       Amount        Shares       Amount       Shares        Amount
Sold                                  15,851,021   $94,418,488   1,480,615   $8,775,541      276,649     $1,684,370
Dividends and distributions reinvested10,252,142    59,738,822     605,590    3,514,770      182,457      1,066,597
Redeemed                             (17,823,478) (104,652,317)   (642,128)  (3,741,898)  (1,541,635)    (9,498,872)
Net Change                             8,279,685   $49,504,993   1,444,077   $8,548,413   (1,082,529)   ($6,747,905)

Year Ended October 31, 2002
Sold                                  12,248,244   $61,433,994   1,460,665   $7,286,915      752,407     $3,891,561
Dividends and distributions reinvested 8,601,251    41,850,043     589,931    2,859,046      178,798        872,111
Redeemed                             (21,681,642) (105,115,672) (1,047,288)  (4,974,186)    (742,410)    (3,760,303)
Net Change                              (832,147)  ($1,831,635)  1,003,308   $5,171,775      188,795     $1,003,369

Lutheran Brotherhood Income Fund:
                                              Class A                   Class B             Institutional Class
Year Ended October 31, 2001              Shares        Amount       Shares     Amount         Shares       Amount
Sold                                   6,202,283   $52,629,919     961,954  $8,154,891       893,718     $7,551,189
Dividends and distributions reinvested 3,633,529    30,691,588     117,005     987,371       247,315      2,088,145
Redeemed                              (9,016,829)  (76,310,966)   (209,365) (1,767,415)   (1,341,226)   (11,317,488)
Net Change                               818,983    $7,010,541     869,594  $7,374,847      (200,193)   ($1,678,154)

Year Ended October 31, 2002
Sold                                   7,032,952   $59,620,370   1,144,275  $9,663,237       890,959     $7,565,209
Dividends and distributions reinvested 2,843,265    23,968,361     122,432   1,030,256       203,169      1,712,082
Redeemed                              (9,854,228)  (83,389,911)   (366,002) (3,087,254)     (763,781)    (6,473,271)
Net Change                                21,989      $198,820     900,705  $7,606,239       330,347     $2,804,020

Lutheran Brotherhood Municipal Bond Fund:
                                              Class A                   Class B             Institutional Class
Year Ended October 31, 2001             Shares       Amount        Shares      Amount       Shares         Amount
Sold                                   5,146,883   $46,130,155     609,766  $5,451,949       26,542        $237,499
Dividends and distributions reinvested 2,480,439    22,110,742      49,105     437,243       16,260         144,734
Redeemed                              (5,513,674)  (49,232,625)   (104,084)   (929,793)    (132,612)     (1,185,111)
Net Change                             2,113,648   $19,008,272     554,787  $4,959,399      (89,810)      ($802,878)

Year Ended October 31, 2002
Sold                                   7,573,858   $68,796,124     865,865  $7,834,781       89,496        $815,758
Dividends and distributions reinvested 2,445,461    22,080,482      69,643     627,831       12,783         115,511
Redeemed                              (6,238,386)  (56,555,274)   (172,387) (1,562,419)     (32,764)       (296,200)
Net Change                             3,780,933   $34,321,332     763,121  $6,900,193       69,515        $635,069

Lutheran Brotherhood Limited Maturity Bond Fund:
                                              Class A                   Class B             Institutional Class
Year Ended October 31, 2001             Shares       Amount        Shares      Amount       Shares         Amount
Sold                                   2,089,637   $26,827,087     5,757      $74,619       27,432         $356,212
Dividends and distributions reinvested    76,758       983,185       262        3,376        1,507           19,229
Redeemed                                (526,973)   (6,764,705)     (320)      (4,069)      (2,439)         (31,714)
Net Change                             1,639,422   $21,045,567     5,699      $73,926       26,500         $343,727

Year Ended October 31, 2002
Sold                                   4,215,237   $53,843,159    43,579     $555,868      252,951       $3,242,577
Dividends and distributions reinvested   186,032     2,370,061       961       12,256        9,327          118,761
Redeemed                              (1,573,302)  (20,081,588)   (3,032)     (38,565)     (39,717)        (506,654)
Net Change                             2,827,967   $36,131,632    41,508     $529,559      222,561       $2,854,684

Lutheran Brotherhood Money Market Fund:
                                              Class A                   Class B             Institutional Class
Year Ended October 31, 2001             Shares       Amount       Shares       Amount       Shares         Amount
Sold                               1,028,601,651 $1,028,601,651   970,050    $970,050    93,375,726     $93,375,726
Dividends and distributions reinvested27,019,427     27,019,427    16,156      16,156     1,738,194       1,738,194
Redeemed                            (976,969,226)  (976,969,226) (272,589)   (272,589)  (99,659,706)    (99,659,706)
Net Change                            78,651,852    $78,651,852   713,617    $713,617    (4,545,786)    ($4,545,786)

Year Ended October 31, 2002
Sold                                 852,662,607   $852,662,607   989,131    $989,131    71,590,745     $71,590,745
Dividends and distributions reinvested 7,057,508      7,057,508    10,176      10,176       574,798         574,798
Redeemed                            (949,148,524)  (949,148,524) (623,905)   (623,905)  (75,515,038)    (75,515,038)
Net Change                           (89,428,409)  ($89,428,409)  375,402    $375,402    (3,349,495)    ($3,349,495)

Financial Highlights

Lutheran Brotherhood Opportunity Growth Fund

                                                                              Class A Shares

                                                        Year           Year          Year         Year         Year
                                                        Ended          Ended         Ended        Ended        Ended
For a share outstanding throughout each period (a)      10/31/2002     10/31/2001    10/31/2000   10/31/1999   10/31/1998

Net asset value, beginning of period                         $8.71         $14.30       $11.16        $9.33     $12.97

Income From Investment Operations:
Net investment income (loss)                                 (0.12)         (0.10)       (0.13)       (0.13)     (0.06)
Net realized and unrealized gain (loss) on                   (1.98)         (4.57)        3.27         1.96      (3.14)
investments (b)
Total from investment operations                             (2.10)         (4.67)        3.14         1.83      (3.20)

Less Distributions:
Distributions from net realized gain on investments           -             (0.92)        -            -         (0.44)

Net asset value, end of period                               $6.61          $8.71       $14.30       $11.16      $9.33

Total investment return at net asset value (c)              (24.00)%       (34.40)%      28.32%       19.61%    (25.18)%
Net assets, end of period ($ millions)                     $108.8         $160.5       $253.2       $206.0     $205.7
Ratio of expenses to average net assets                       1.84%          1.59%        1.36%        1.50%      1.40%
Ratio of net investment income to average net assets         (1.38)%        (0.93)%      (0.88)%      (1.19)%    (0.51)%
Portfolio turnover rate                                     117%           126%         143%          49%       155%

                                                                           Class B Shares
                                                     Year        Year        Year        Year           Year
                                                     Ended       Ended       Ended       Ended          Ended
                                                     10/31/2002  10/31/2001  10/31/2000    10/31/1999   10/31/1998

Net asset value, beginning of period                      $8.45      $13.99      $11.00         $9.27       $12.97

Income From Investment Operations:
Net investment income (loss)                              -0.11       -0.07       -0.14          -0.2        -0.08
Net realized and unrealized gain (loss) on                -1.97       -4.55        3.13          1.93        -3.18
investments (b)
Total from investment operations                          -2.08       -4.62        2.99          1.73        -3.26

Less Distributions:
Distributions from net realized gain on investments  -              -92.00%  -           -                   -0.44

Net asset value, end of period                            $6.37       $8.45      $13.99        $11.00        $9.27

Total investment return at net asset value (c)          -24.62%     -34.84%      27.36%        18.66%      -25.66%
Net assets, end of period ($ millions)                    $9.80      $11.60      $14.80         $8.50        $4.20
Ratio of expenses to average net assets                   2.59%       2.34%       2.11%         2.25%        2.15%
Ratio of net investment income to average net assets     -2.13%      -1.68%      -1.63%        -1.94%       -1.26%
Portfolio turnover rate                                    117%        126%        143%           49%         155%

                                                                                      Institutional Class Shares
                                                                     Year         Year        Year         Year        Year
                                                                     Ended        Ended       Ended        Ended       Ended
                                                                       10/31/2002  10/31/2001   10/31/2000  10/31/1999  10/31/1998
Net asset value, beginning of period                                        $8.88      $14.45       $11.21       $9.35      $12.97

Income From Investment Operations:
Net investment income (loss)                                                 0.04       -0.12        -0.03       -0.14       -0.03
Net realized and unrealized gain (loss) on investments (b)                  -2.12       -4.53         3.27           2       -3.15
Total from investment operations                                            -2.08       -4.65         3.24        1.86       -3.18

Less Distributions:
Distributions from net realized gain on investments                  -                  -0.92 -            -                 -0.44

Net asset value, end of period                                              $6.80       $8.88       $14.45      $11.21       $9.35

Total investment return at net asset value (c)                            -23.42%     -33.87%       29.08%      19.89%     -25.02%
Net assets, end of period ($ millions)                                      $5.20       $4.50       $12.10       $8.80       $5.40
Ratio of expenses to average net assets                                     0.94%       0.88%        0.80%       1.25%       1.15%
Ratio of net investment income to average net assets                       -0.49%      -0.22%       -0.32%      -0.94%      -0.26%
Portfolio turnover rate                                                      117%        126%         143%         49%        155%

Lutheran Brotherhood Mid Cap Growth Fund                                             Class A Shares

                                                          Year            Year          Year          Year            Year
                                                         Ended           Ended          Ended         Ended           Ended
For a share outstanding throughout each period (a)      10/31/2002     10/31/2001     10/31/2000   10/31/1999      10/31/1998

Net asset value, beginning of period                       $11.43          $18.29       $12.93          $9.19      $10.33

Income From Investment Operations:
Net investment income (loss)                                (0.13)          (0.11)       (0.15)         (0.13)       0.36
Net realized and unrealized gain (loss) on                  (1.80)          (5.40)        5.98           3.87       (0.89)
investments (b)
Total from investment operations                            (1.93)          (5.51)        5.83           3.74       (0.53)

Less Distributions:
Distributions from net investment income                     -               -            -              -          (0.37)

Distributions from net realized gain on investments          -              (1.35)       (0.47)          -          (0.24)
Total Distributions                                          -              (1.35)       (0.47)          -          (0.61)

Net asset value, end of period                              $9.50          $11.43       $18.29         $12.93       $9.19

Total investment return at net asset value (c)             (16.89)%        (32.17)%      46.26%         40.70%      (5.28)%
Net assets, end of period ($ millions)                     $86.2          $107.7       $140.7          $59.2       $31.9
Ratio of expenses to average net assets                      1.54%           1.41%        1.56%          1.95%       1.95%
Ratio of net investment income to average net assets        (1.17)%         (0.73)%      (0.87)%        (1.34)%      1.93%
Portfolio turnover rate                                     55%            137%         118%           145%        436%

If the adviser had not reimbursed expenses, the
ratios would have been:

Ratio of expenses to average net assets                      1.89%           1.69%        1.56%          2.07%       2.22%
Ratio of net investment income to average net assets        (1.52)%         (1.01)%      (0.87)%        (1.46)%      1.66%

                                                                      Class B Shares

                                                       Year       Year        Year       Year       Year
                                                       Ended      Ended       Ended      Ended      Ended
For a share outstanding throughout each period (a)     10/31/2002 10/31/2001 10/31/2000 10/31/1999 10/31/1998

Net asset value, beginning of period                       $11.06    $17.87     $12.74      $9.12     $10.33

Income From Investment Operations:
Net investment income (loss)                                -0.13     -0.07      -0.14      -0.19        0.3
Net realized and unrealized gain (loss) on                   -1.8     -5.39       5.74       3.81       -0.9
investments (b)
Total from investment operations                            -1.93     -5.46        5.6       3.62       -0.6

Less Distributions:
Distributions from net investment income                        -          -         -          -         -0.37
Distributions from net realized gain on investments             -       ($1.35)    ($0.47)      -         -0.24
Total Distributions                                             -       ($1.35)    ($0.47)      -       ($0.61)

Net asset value, end of period                              $9.13    $11.06     $17.87     $12.74      $9.12

Total investment return at net asset value (c)            -17.45%   -32.68%     45.11%     39.69%     -6.00%
Net assets, end of period ($ millions)                     $31.10    $31.80     $36.40     $15.80      $6.40
Ratio of expenses to average net assets                        2%        2%         2%         3%         3%
Ratio of net investment income to average net assets       -1.92%    -1.48%     -1.62%     -2.09%      1.18%
Portfolio turnover rate                                       55%      137%       118%       145%       436%

If the adviser had not reimbursed expenses, the
ratios would have been:
Ratio of expenses to average net assets                     2.64%     2.44%      2.31%      2.82%      2.97%
Ratio of net investment income to average net assets      (2.27)%   (1.76)%    (1.62)%    (2.21)%      0.91%

                                                                                  Institutional Class Shares
                                                                     Year         Year        Year         Year        Year
                                                                     Ended        Ended       Ended        Ended       Ended
For a share outstanding throughout each period (a)                   10/31/2002  10/31/2001   10/31/2000  10/31/1999  10/31/1998

Net asset value, beginning of period                                       $11.66      $18.49       $12.99       $9.21      $10.33

Income From Investment Operations:
Net investment income (loss)                                                -0.01        0.04         0.03       -0.14        0.39
Net realized and unrealized gain (loss) on investments (b)                  -1.86       -5.52         5.94        3.92        -0.9
Total from investment operations                                            -1.87       -5.48         5.97        3.78       -0.51

Less Distributions:
Distributions from net investment income                                      -            -            -            -         -0.37
Distributions from net realized gain on investments                           -           -1.35       -0.47          -         -0.24
Total Distributions                                                           -         ($1.35)      ($0.47)         -       ($0.61)

Net asset value, end of period                                              $9.79      $11.66       $18.49      $12.99       $9.21

Total investment return at net asset value (c)                            -16.04%     -31.62%       47.15%      41.04%      -5.06%
Net assets, end of period ($ millions)                                     $12.60       $7.70        $4.40       $1.20       $0.70
Ratio of expenses to average net assets                                        1%          1%           1%          2%          2%
Ratio of net investment income to average net assets                       -0.21%       0.04%       -0.23%      -1.09%       2.18%
Portfolio turnover rate                                                       55%        137%         118%        145%        436%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                     0.93%       0.92%        0.93%       1.82%       1.97%
Ratio of net investment income to average net assets                       -0.56%      -0.24%       -0.23%      -1.21%       1.91%

(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood World Growth Fund                                            Class A Shares
                                                        Year            Year          Year         Year         Year
                                                        Ended           Ended         Ended        Ended        Ended
For a share outstanding throughout each period (a)      10/31/2002      10/31/2001    10/31/2000   10/31/1999   10/31/1998

Net asset value, beginning of period                         $8.20         $12.38        $12.55       $10.58      $10.09

Income From Investment Operations:
Net investment income (loss)                                 (0.03)         (0.04)        (0.08)       (0.01)       -
Net realized and unrealized gain (loss) on                   (1.16)         (3.14)         0.30         2.05        0.67
investments (b)
Total from investment operations                             (1.19)         (3.18)         0.22         2.04        0.67

Less Distributions:
Distributions from net investment income                      -              -             -           (0.07)      (0.04)
Distributions from net realized gain on investments           -             (1.00)        (0.39)        -          (0.14)
Total Distributions                                           -             (1.00)        (0.39)       (0.07)      (0.18)

Net asset value, end of period                               $7.01          $8.20        $12.38       $12.55      $10.58

Total investment return at net asset value (c)              (14.51)%       (27.80)%        1.78%       19.21%       6.80%
Net assets, end of period ($ millions)                      $54.6          $72.6        $102.4        $87.6       $73.1
Ratio of expenses to average net assets                       2.15%          1.93%         1.84%        1.88%       1.86%
Ratio of net investment income to average net assets         (0.39)%        (0.38)%       (0.56)%      (0.08)%      0.06%
Portfolio turnover rate                                      22%            30%           40%          18%         20%

If the adviser had not reimbursed expenses, the
ratios would have been:
Ratio of expenses to average net assets                       2.38%          2.13%
Ratio of net investment income to average net assets         (0.62)%        (0.58)%

                                                                  Class B Shares
                                                  Year       Year       Year       Year       Year
                                                  Ended      Ended      Ended      Ended      Ended
For a share outstanding throughout each period    10/31/2002 10/31/2001 10/31/2000 10/31/1999 10/31/1998
(a)
Net asset value, beginning of period                   $7.96    $12.13    $12.39     $10.51     $10.09

Income From Investment Operations:
Net investment income (loss)                           -0.05     -0.05      -0.1      -0.03       0.01
Net realized and unrealized gain (loss) on             -1.16     -3.12      0.23       1.97       0.59
investments (b)
Total from investment operations                       -1.21     -3.17      0.13       1.94        0.6

Less Distributions:
Distributions from net investment income          -          -         -              -0.06      -0.04
Distributions from net realized gain on           -                 -1     -0.39 -               -0.14
investments
Total Distributions                               -                 -1     -0.39      -0.06      -0.18

Net asset value, end of period                         $6.75     $7.96    $12.13     $12.39     $10.51

Total investment return at net asset value (c)       -15.20%   -28.27%     0.97%     18.28%      6.10%
Net assets, end of period ($ millions)                $10.30    $10.80    $12.60      $8.10      $3.50
Ratio of expenses to average net assets                2.90%     2.68%     2.59%      2.63%      2.61%
Ratio of net investment income to average net            -1%       -1%       -1%        -1%     -0.69%
assets
Portfolio turnover rate                                  22%       30%       40%        18%        20%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets                3.23%     2.88%
Ratio of net investment income to average net         -1.37%    -1.33%
assets

                                                                     Institutional Class Shares
                                                                     Year         Year        Year         Year        Year
                                                                     Ended        Ended       Ended        Ended       Ended
For a share outstanding throughout each period (a)                     10/31/2002  10/31/2001   10/31/2000  10/31/1999  10/31/1998
Net asset value, beginning of period                                        $8.36      $12.50       $12.59      $10.61      $10.09

Income From Investment Operations:
Net investment income (loss)                                                 0.05        0.06         0.02        0.03        0.04
Net realized and unrealized gain (loss) on investments (b)                   -1.2        -3.2         0.28        2.05        0.66
Total from investment operations                                            -1.15       -3.14          0.3        2.08         0.7

Less Distributions:
Distributions from net investment income                             -            -           -                   -0.1       -0.04
Distributions from net realized gain on investments                  -                     -1        -0.39 -                 -0.14
Total Distributions                                                  -                ($1.00)      ($0.39)     ($0.10)     ($0.18)

Net asset value, end of period                                              $7.21       $8.36       $12.50      $12.59      $10.61

Total investment return at net asset value (c)                            -13.76%     -27.16%        2.43%      19.42%       7.20%
Net assets, end of period ($ millions)                                     $13.20      $15.10       $15.80      $14.10      $10.40
Ratio of expenses to average net assets                                        1%          1%           1%          2%          2%
Ratio of net investment income to average net assets                        0.60%       0.43%        0.07%       0.17%       0.31%
Portfolio turnover rate                                                       22%         30%          40%         18%         20%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                     1.39%       1.32%
Ratio of net investment income to average net assets                        0.37%       0.23%

Lutheran Brotherhood Growth Fund                                      Class A Shares
                                                                                          For the period from
                                                          Year            Year            October 29, 1999
                                                          Ended           Ended           (effective date) to
For a share outstanding throughout each period (a)        10/31/2002      10/31/2001      October 31, 2000

Net asset value, beginning of period                          $11.35          $18.61                   $16.50

Income From Investment Operations:
Net investment income (loss)                                    -              (0.07)                   (0.06)
Net realized and unrealized gain (loss) on investments         (2.41)          (7.19)                    2.17
(b)
Total from investment operations                               (2.41)          (7.26)                    2.11

Net asset value, end of period                                 $8.94          $11.35                   $18.61

Total investment return at net asset value (c)                (21.23)%        (39.01)%                  12.79%
Net assets, end of period ($ millions)                        $21.6           $24.8                    $27.7
Ratio of expenses to average net assets                         1.89%           1.47%                    1.30%
Ratio of net investment income to average net assets           (1.02)%         (0.54)%                  (0.55)%
Portfolio turnover rate                                        59%             14%                      17%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets                         2.54%           2.11%                    1.93%
Ratio of net investment income to average net assets           (1.67)%         (1.18)%                  (1.18)%

                                                                  Class B Shares
                                                                                       For the period
                                                                                       from
                                                                  Year        Year          10/29/1999
                                                                  Ended       Ended         (effective
                                                                                             date) to
For a share outstanding throughout each period (a)                10/31/2002 10/31/2001     31-Oct-00

Net asset value, beginning of period                                 $11.18     $18.47        $16.50

Income From Investment Operations:
Net investment income (loss)                                           -0.1      -0.08         -0.15
Net realized and unrealized gain (loss) on investments (b)            -2.34      -7.21          2.12
Total from investment operations                                      -2.44      -7.29          1.97

Net asset value, end of period                                        $8.74     $11.18        $18.47

Total investment return at net asset value (c)                      -21.82%    -39.47%        11.94%
Net assets, end of period ($ millions)                                $7.90      $7.30         $6.80
Ratio of expenses to average net assets                               2.64%      2.22%         2.05%
Ratio of net investment income to average net assets                 -1.77%     -1.29%        -1.30%
Portfolio turnover rate                                              59.00%     14.00%        17.00%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                  3%         3%            3%
Ratio of net investment income to average net assets                    -2%        -2%           -2%

                                                                     Institutional Class Shares
                                                                                              For the period from
                                                                     Year         Year                  29-Oct-99
                                                                     Ended        Ended       (effective date) to
For a share outstanding throughout each period (a)                     10/31/2002  10/31/2001           31-Oct-00
Net asset value, beginning of period                                       $11.55      $18.75              $16.50

Income From Investment Operations:
Net investment income (loss)                                                -0.02        0.06                0.04
Net realized and unrealized gain (loss) on investments (b)                  -2.31       -7.26                2.21
Total from investment operations                                            -2.33        -7.2                2.25

Net asset value, end of period                                              $9.22      $11.55              $18.75

Total investment return at net asset value (c)                            -20.17%     -38.40%              13.64%
Net assets, end of period ($ millions)                                      $4.60       $3.20               $4.90
Ratio of expenses to average net assets                                     0.62%       0.46%               0.56%
Ratio of net investment income to average net assets                        0.24%       0.47%               0.19%
Portfolio turnover rate                                                    59.00%      14.00%              17.00%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                     1.27%       1.10%               1.19%
Ratio of net investment income to average net assets                           0%          0%                  0%

(a)  All per share amounts have been rounded to the nearest cent.
(b)  The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. The aggregate, not annualized, total return is shown for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Fund                                                      Class A Shares
                                                  Year           Year            Year           Year           Year
                                                  Ended          Ended           Ended          Ended          Ended
For a share outstanding throughout each period (a)10/31/2002     10/31/2001      10/31/2000     10/31/1999     10/31/1998

Net asset value, beginning of period                    $19.31         $28.30          $31.22         $27.94         $26.98

Income From Investment Operations:
Net investment income (loss)                              0.03           0.04            0.04           0.07           0.13
Net realized and unrealized gain (loss) on               (3.40)         (8.01)           1.52           6.42           3.57
investments (b)
Total from investment operations                         (3.37)         (7.97)           1.56           6.49           3.70

Less Distributions:
Distributions from net investment income                 (0.03)         (0.01)          (0.04)         (0.08)         (0.12)
Distributions from net realized gain on                   -             (1.01)          (4.44)         (3.13)         (2.62)
investments
Total Distributions                                      (0.03)         (1.02)          (4.48)         (3.21)         (2.74)

Net asset value, end of period                          $15.91         $19.31          $28.30         $31.22         $27.94

Total investment return at net asset value (c)          (17.49)%       (29.07)%          5.07%         25.60%         15.07%
Net assets, end of period ($ millions)                 $724.8         $976.1        $1,447.7       $1,424.4       $1,120.5
Ratio of expenses to average net assets                   1.09%          0.96%           0.83%          0.85%          0.86%
Ratio of net investment income to average net             0.13%          0.16%           0.16%          0.24%          0.47%
assets
Portfolio turnover rate                                  61%            21%             47%            57%            57%

If the adviser had not reimbursed expenses, the
ratios would have been:
Ratio of expenses to average net assets                   1.09%          0.97%           0.88%          0.90%          0.91%
Ratio of net investment income to average net             0.13%          0.15%           0.11%          0.19%          0.42%
assets

                                                                 Class B Shares
                                                Year       Year       Year       Year         Year
                                                Ended      Ended      Ended      Ended        Ended
For a share outstanding throughout each period  10/31/2002 10/31/2001 10/31/2000 10/31/1999   10/31/1998
(a)
Net asset value, beginning of period               $18.83    $27.83    $30.93      $27.83       $26.98

Income From Investment Operations:
Net investment income (loss)                        -0.07     -0.08      -0.1        -0.1        -0.01
Net realized and unrealized gain (loss) on          -3.34     -7.91      1.44        6.33         3.51
investments (b)
Total from investment operations                    -3.41     -7.99      1.34        6.23          3.5

Less Distributions:
Distributions from net investment income        -         -         -         -                ($0.03)
Distributions from net realized gain on         -             -1.01     -4.44       -3.13        -2.62
investments
Total Distributions                             -          -101.00%     -4.44    -313.00%     -265.00%

Net asset value, end of period                     $15.42    $18.83    $27.83      $30.93       $27.83

Total investment return at net asset value (c)    -18.11%   -29.63%     4.32%      24.66%       14.26%
Net assets, end of period ($ millions)             $65.20    $71.50    $86.80      $63.30       $25.00
Ratio of expenses to average net assets             1.84%     1.71%     1.58%       1.60%        1.61%
Ratio of net investment income to average net         -1%       -1%    -0.59%      -0.51%       -0.28%
assets
Portfolio turnover rate                               61%       21%       47%         57%          57%

If the adviser had not reimbursed expenses,
the ratios would have been:
Ratio of expenses to average net assets             1.84%     1.72%     1.63%       1.65%        1.66%
Ratio of net investment income to average net      -0.62%    -0.60%    -0.64%      -0.56%       -0.33%
assets

                                                                     Institutional Class Shares
                                                                     Year         Year        Year         Year        Year
                                                                     Ended        Ended       Ended        Ended       Ended
For a share outstanding throughout each period (a)                     10/31/2002  10/31/2001   10/31/2000  10/31/1999  10/31/1998
Net asset value, beginning of period                                       $19.38      $28.33       $31.24      $27.95      $26.98

Income From Investment Operations:
Net investment income (loss)                                                 0.09        0.11         0.13        0.14         0.2
Net realized and unrealized gain (loss) on investments (b)                  -3.39       -8.02         1.52        6.43        3.57
Total from investment operations                                             -3.3       -7.91         1.65        6.57        3.77

Less Distributions:
Distributions from net investment income                                  ($0.12)     ($0.03)      ($0.12)       -0.15       -0.18
Distributions from net realized gain on investments                  -                  -1.01        -4.44       -3.13       -2.62
Total Distributions                                                       -12.00%    -104.00%     -456.00%     ($3.28)     ($2.80)

Net asset value, end of period                                             $15.96      $19.38       $28.33      $31.24      $27.95

Total investment return at net asset value (c)                            -17.19%     -28.83%        5.36%      25.89%      15.41%
Net assets, end of period ($ millions)                                     $40.40      $39.80       $51.90      $43.20      $28.70
Ratio of expenses to average net assets                                        1%          1%           1%          1%          1%
Ratio of net investment income to average net assets                        0.55%       0.50%        0.44%       0.49%       0.72%
Portfolio turnover rate                                                       61%         21%          47%         57%         57%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                     0.66%       0.63%        0.59%       0.65%       0.66%
Ratio of net investment income to average net assets                        0.55%       0.49%        0.39%       0.44%       0.67%

Lutheran Brotherhood Value Fund                                                       Class A Shares
                                                                     For the
                                                                     period from
                                                                     Year           Year             October 29, 1999
                                                                     Ended          Ended            (effective date)
                                                                                                     to
For a share outstanding throughout each period (a)                   10/31/2002     10/31/2001       October 31, 2000

Net asset value, beginning of period                                  $12.92         $15.77           $14.50

Income From Investment Operations:
Net investment income (loss)                                            0.06           0.06             0.02
Net realized and unrealized gain (loss) on investments (b)             (2.26)         (2.87)            1.25
Total from investment operations                                       (2.20)         (2.81)            1.27

Less Distributions:
Distributions from net investment income                               (0.05)         (0.04)            -

Net asset value, end of period                                        $10.67         $12.92           $15.77

Total investment return at net asset value (c)                        (17.22)%       (17.86)%           8.76%
Net assets, end of period ($ millions)                                $22.9          $20.6            $15.1
Ratio of expenses to average net assets                                 1.37%          1.23%            1.30%
Ratio of net investment income to average net assets                    0.48%          0.44%            0.24%
Portfolio turnover rate                                               109%            35%              26%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                 2.02%          1.85%            2.14%
Ratio of net investment income to average net assets                   (0.17)%        (0.18)%          (0.60)%

                                                             Class B Shares
                                                                           For the period
                                                                           from
                                                    Year        Year             10/29/1999
                                                    Ended       Ended      (effective
                                                                           date) to
For a share outstanding throughout each period (a)   10/31/2002 10/31/2001        31-Oct-00

Net asset value, beginning of period                     $12.76     $15.65           $14.50

Income From Investment Operations:
Net investment income (loss)                        -                -0.01            -0.05
Net realized and unrealized gain (loss) on                -2.27      -2.88              1.2
investments (b)
Total from investment operations                          -2.27      -2.89             1.15

Less Distributions:
Distributions from net investment income            -           -          -

Net asset value, end of period                           $10.49     $12.76           $15.65

Total investment return at net asset value (c)          -17.79%    -18.47%            7.93%
Net assets, end of period ($ millions)                    $7.00      $5.30            $3.70
Ratio of expenses to average net assets                   2.12%      1.98%            2.05%
Ratio of net investment income to average net            -0.27%     -0.31%           -0.51%
assets
Portfolio turnover rate                                    109%     35.00%           26.00%

If the adviser had not reimbursed expenses, the
ratios would have been:
Ratio of expenses to average net assets                   2.77%      2.60%            2.89%
Ratio of net investment income to average net            -0.92%     -0.93%           -1.35%
assets

                                                                          Institutional Class Shares
                                                                                              For the period from
                                                                     Year         Year                 29-Oct-99
                                                                     Ended        Ended       (effective date) to
For a share outstanding throughout each period (a)                     10/31/2002  10/31/2001          31-Oct-00
Net asset value, beginning of period                                       $13.06      $15.88             $14.50

Income From Investment Operations:
Net investment income (loss)                                                 0.12        0.16               0.14
Net realized and unrealized gain (loss) on investments (b)                  -2.25       -2.88               1.24
Total from investment operations                                            -2.13       -2.72               1.38

Less Distributions:
Distributions from net investment income                                    -0.13        -0.1                  -

Net asset value, end of period                                             $10.80      $13.06             $15.88

Total investment return at net asset value (c)                            -16.51%     -17.19%              9.45%
Net assets, end of period ($ millions)                                      $4.10       $3.40              $3.80
Ratio of expenses to average net assets                                     0.50%       0.49%              0.65%
Ratio of net investment income to average net assets                           1%          1%                 1%
Portfolio turnover rate                                                   109.00%      35.00%             26.00%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                     1.15%       1.11%              1.49%
Ratio of net investment income to average net assets                        0.70%       0.56%              0.05%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. The aggregate, not annualized, total return is shown for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood High Yield Fund                                    Class A Shares
                                                         Year            Year           Year         Year         Year
                                                         Ended           Ended          Ended        Ended        Ended
For a share outstanding throughout each period (a)       10/31/2002      10/31/2001     10/31/2000   10/31/1999   10/31/1998

Net asset value, beginning of period                          $5.22           $6.72         $7.87        $8.09      $9.58

Income From Investment Operations:
Net investment income                                          0.53            0.69          0.84         0.82       0.86
Net realized and unrealized gain (loss) on investments        (1.00)          (1.42)        (1.19)       (0.20)     (1.32)
(b)
Total from investment operations                              (0.47)          (0.73)        (0.35)        0.62      (0.46)

Less Distributions:
Distributions from net investment income                      (0.52)          (0.77)        (0.80)       (0.84)     (0.85)
Distributions from net realized gain on investments            -               -             -            -         (0.18)
Total Distributions                                           (0.52)          (0.77)        (0.80)       (0.84)     (1.03)

Net asset value, end of period                                $4.23           $5.22         $6.72        $7.87      $8.09

Total investment return at net asset value (c)                (9.91)%        (11.49)%       (5.21)%       7.69%     (5.55)%
Net assets, end of period ($ millions)                      $488.8          $607.9        $727.3       $823.2     $784.8
Ratio of expenses to average net assets                        1.03%           0.99%         0.87%        0.86%      0.84%
Ratio of net investment income to average net assets          10.49%          11.62%        10.88%        9.96%      9.32%
Portfolio turnover rate                                       77%             65%           60%          55%        73%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets                        1.03%           1.00%         0.92%        0.91%      0.89%
Ratio of net investment income to average net assets          10.49%          11.61%        10.83%        9.91%      9.27%

                                                Class B Shares
                                                Year       Year       Year       Year         Year
                                                Ended      Ended      Ended      Ended        Ended
For a share outstanding throughout each period  10/31/2002 10/31/2001 10/31/2000   10/31/1999    10/31/1998
(a)
Net asset value, beginning of period                $5.22      $6.72      $7.86        $8.08         $9.58

Income From Investment Operations:
Net investment income                                 0.5       0.65       0.78         0.77          0.79
Net realized and unrealized gain (loss) on          -1.01      -1.43      -1.18        -0.21         -1.31
investments (b)
Total from investment operations                    -0.51      -0.78       -0.4         0.56         -0.52

Less Distributions:
Distributions from net investment income            -0.48    ($0.72)    ($0.74)      ($0.78)          -0.8
Distributions from net realized gain on                 -         -          -          -            -0.18
investments
Total Distributions                                 -0.48    -72.00%    -74.00%      -78.00%         -0.98

Net asset value, end of period                      $4.23      $5.22      $6.72        $7.86         $8.08

Total investment return at net asset value (c)    -10.58%    -12.14%     -5.79%        6.92%        -6.24%
Net assets, end of period ($ millions)             $34.90     $37.80     $39.00       $34.40        $19.30
Ratio of expenses to average net assets             1.78%      1.74%      1.62%        1.61%         1.59%
Ratio of net investment income to average net       9.74%     10.87%     10.13%        9.21%         8.57%
assets
Portfolio turnover rate                               77%        65%        60%          55%           73%

If the adviser had not reimbursed expenses,
the ratios would have been:
Ratio of expenses to average net assets             1.78%      1.75%      1.67%        1.66%         1.64%
Ratio of net investment income to average net       9.74%     10.86%     10.08%        9.16%         8.52%
assets

                                                                          Institutional Class Shares
                                                                     Year         Year        Year         Year        Year
                                                                     Ended        Ended       Ended        Ended       Ended
For a share outstanding throughout each period (a)                     10/31/2002  10/31/2001   10/31/2000  10/31/1999  10/31/1998
Net asset value, beginning of period                                        $5.22       $6.73        $7.87       $8.09       $9.58

Income From Investment Operations:
Net investment income                                                        0.55        0.72         0.87        0.85        0.88
Net realized and unrealized gain (loss) on investments (b)                  -1.01       -1.45        -1.19       -0.21       -1.31
Total from investment operations                                            -0.46       -0.73        -0.32        0.64       -0.43

Less Distributions:
Distributions from net investment income                                  ($0.53)     ($0.78)      ($0.82)       -0.86       -0.88
Distributions from net realized gain on investments                  -            -           -            -                 -0.18
Total Distributions                                                       -53.00%     -78.00%      -82.00%     ($0.86)     ($1.06)

Net asset value, end of period                                              $4.23       $5.22        $6.73       $7.87       $8.09

Total investment return at net asset value (c)                             -9.60%     -11.34%       -4.81%       7.96%      -5.33%
Net assets, end of period ($ millions)                                     $10.90      $12.50       $23.30      $53.00      $52.30
Ratio of expenses to average net assets                                        1%          1%           1%          1%          1%
Ratio of net investment income to average net assets                       10.83%      11.95%       11.16%      10.21%       9.57%
Portfolio turnover rate                                                       77%         65%          60%         55%         73%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                     0.69%       0.68%        0.64%       0.66%       0.64%
Ratio of net investment income to average net assets                       10.83%      11.94%       11.11%      10.16%       9.52%

Lutheran Brotherhood Income Fund                                                Class A Shares

                                                          Year            Year          Year          Year          Year
                                                          Ended           Ended         Ended         Ended         Ended
For a share outstanding throughout each period (a)        10/31/2002      10/31/2001    10/31/2000    10/31/1999    10/31/1998

Net asset value, beginning of period                           $8.71          $8.19         $8.22         $8.78       $8.61

Income From Investment Operations:
Net investment income                                           0.41           0.48          0.53          0.51        0.54
Net realized and unrealized gain (loss) on investments         (0.38)          0.56         (0.05)        (0.58)       0.17
(b)
Total from investment operations                                0.03           1.04          0.48         (0.07)       0.71

Less Distributions:
Distributions from net investment income                       (0.40)         (0.52)        (0.51)        (0.49)      (0.54)

Net asset value, end of period                                 $8.34          $8.71         $8.19         $8.22       $8.78

Total investment return at net asset value (c)                  0.25%         13.25%         6.02%        (0.69)%      8.42%
Net assets, end of period ($ millions)                       $629.3         $657.3        $611.0        $679.5      $739.1
Ratio of expenses to average net assets                         0.84%          0.83%         0.83%         0.82%       0.80%
Ratio of net investment income to average net assets            4.87%          5.66%         6.41%         5.93%       6.16%
Portfolio turnover rate                                       170%           175%          111%           72%         98%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets                         0.89%          0.88%         0.88%         0.87%       0.85%
Ratio of net investment income to average net assets            4.82%          5.61%         6.36%         5.88%       6.11%

                                                                  Class B Shares
                                                Year       Year       Year       Year       Year
                                                Ended      Ended      Ended      Ended      Ended
For a share outstanding throughout each period  10/31/2002 10/31/2001 10/31/2000 10/31/1999 10/31/1998
(a)
Net asset value, beginning of period                $8.70     $8.17     $8.20    $8.76      $8.61

Income From Investment Operations:
Net investment income                                0.35      0.42      0.46     0.45       0.48
Net realized and unrealized gain (loss) on           -0.4      0.57     -0.05    -0.58       0.16
investments (b)
Total from investment operations                    -0.05      0.99      0.41    -0.13       0.64

Less Distributions:
Distributions from net investment income          ($0.33)   ($0.46)   ($0.44)    -0.43      -0.49

Net asset value, end of period                      $8.32     $8.70     $8.17    $8.20      $8.76

Total investment return at net asset value (c)     -0.49%    12.45%     5.24%   -1.52%      7.65%
Net assets, end of period ($ millions)             $31.70    $25.30    $16.70   $14.70      $6.90
Ratio of expenses to average net assets             1.59%     1.58%     1.58%    1.57%      1.55%
Ratio of net investment income to average net       4.12%     4.91%     5.66%    5.18%      5.41%
assets
Portfolio turnover rate                           170.00%   175.00%   111.00%   72.00%     98.00%

If the adviser had not reimbursed expenses,
the ratios would have been:
Ratio of expenses to average net assets             1.64%     1.63%     1.63%    1.62%      1.60%
Ratio of net investment income to average net       4.07%     4.86%     5.61%    5.13%      5.36%
assets

                                                                                      Institutional Class Shares
                                                                     Year         Year        Year         Year        Year
                                                                     Ended        Ended       Ended        Ended       Ended
For a share outstanding throughout each period (a)                     10/31/2002  10/31/2001   10/31/2000  10/31/1999  10/31/1998
Net asset value, beginning of period                                        $8.71       $8.19        $8.22       $8.77       $8.61

Income From Investment Operations:
Net investment income                                                        0.44         0.5         0.54        0.53        0.56
Net realized and unrealized gain (loss) on investments (b)                  -0.39        0.57        -0.04       -0.57        0.16
Total from investment operations                                             0.05        1.07          0.5       -0.04        0.72

Less Distributions:
Distributions from net investment income                                  ($0.42)     ($0.55)      ($0.53)       -0.51       -0.56

Net asset value, end of period                                              $8.34       $8.71        $8.19       $8.22       $8.77

Total investment return at net asset value (c)                              0.65%      13.43%        6.33%      -0.44%       8.69%
Net assets, end of period ($ millions)                                     $40.10      $39.10       $38.30      $31.80      $26.60
Ratio of expenses to average net assets                                     0.55%       0.56%        0.55%       0.57%       0.55%
Ratio of net investment income to average net assets                        5.15%       5.94%        6.69%       6.18%       6.41%
Portfolio turnover rate                                                      170%        175%         111%         72%         98%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                     0.60%       0.61%        0.60%       0.62%       0.60%
Ratio of net investment income to average net assets                        5.10%       5.89%        6.64%       6.13%       6.36%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Municipal Bond Fund                                          Class A Shares
                                                        Year            Year         Year         Year          Year
                                                        Ended           Ended        Ended        Ended         Ended
For a share outstanding throughout each period (a)      10/31/2002      10/31/2001   10/31/2000   10/31/1999    10/31/1998

Net asset value, beginning of period                         $9.13          $8.66        $8.44        $9.11       $8.85

Income From Investment Operations:
Net investment income                                         0.42           0.43         0.44         0.43        0.41
Net realized and unrealized gain (loss) on                    0.01           0.48         0.22        (0.66)       0.29
investments (b)
Total from investment operations                              0.43           0.91         0.66        (0.23)       0.70

Less Distributions:
Distributions from net investment income                     (0.41)         (0.44)       (0.44)       (0.44)      (0.44)

Net asset value, end of period                               $9.15          $9.13        $8.66        $8.44       $9.11

Total investment return at net asset value (c)                4.91%         10.78%        8.09%       (2.62)%      8.12%
Net assets, end of period ($ millions)                     $645.4         $609.5       $559.4       $570.6      $605.0
Ratio of expenses to average net assets                       0.73%          0.72%        0.69%        0.70%       0.69%
Ratio of net investment income to average net assets          4.69%          4.90%        5.18%        4.88%       4.88%
Portfolio turnover rate                                      13%             5%          12%          20%         14%

If the adviser had not reimbursed expenses, the
ratios would have been:

Ratio of expenses to average net assets                       0.73%          0.73%        0.74%        0.75%       0.74%

Ratio of net investment income to average net assets          4.69%          4.89%        5.13%        4.83%       4.83%

                                                                  Class B Shares
                                               Year       Year       Year       Year       Year
                                               Ended      Ended      Ended      Ended      Ended
For a share outstanding throughout each        10/31/2002 10/31/2001 10/31/2000 10/31/1999 10/31/1998
period (a)
Net asset value, beginning of period               $9.11     $8.64    $8.41     $9.09     $8.85

Income From Investment Operations:
Net investment income                               0.36      0.38     0.38      0.37      0.39
Net realized and unrealized gain (loss) on          0.01      0.47     0.23     -0.67      0.24
investments (b)
Total from investment operations                    0.37      0.85     0.61      -0.3      0.63

Less Distributions:
Distributions from net investment income         ($0.35)   ($0.38)    -0.38     -0.38     -0.39

Net asset value, end of period                     $9.13     $9.11    $8.64     $8.41     $9.09

Total investment return at net asset value (c)     4.15%     9.99%    7.44%    -3.44%     7.23%
Net assets, end of period ($ millions)            $22.30    $15.30    $9.70     $8.40     $4.00
Ratio of expenses to average net assets            1.48%     1.47%    1.44%     1.45%     1.44%
Ratio of net investment income to average net      3.94%     4.15%    4.43%     4.13%     4.13%
assets
Portfolio turnover rate                           13.00%     5.00%   12.00%    20.00%    14.00%

If the adviser had not reimbursed expenses,
the ratios would have been:
Ratio of expenses to average net assets            1.48%     1.48%    1.49%     1.50%     1.49%
Ratio of net investment income to average net      3.94%     4.14%    4.38%     4.08%     4.08%
assets

                                                                                     Institutional Class Shares
                                                                     Year         Year        Year         Year        Year
                                                                     Ended        Ended       Ended        Ended       Ended
For a share outstanding throughout each period (a)                     10/31/2002  10/31/2001   10/31/2000  10/31/1999  10/31/1998
Net asset value, beginning of period                                        $9.13       $8.66        $8.43       $9.11       $8.85

Income From Investment Operations:
Net investment income                                                        0.44        0.44         0.45        0.46        0.46
Net realized and unrealized gain (loss) on investments (b)                   0.01        0.49         0.24       -0.68        0.26
Total from investment operations                                             0.45        0.93         0.69       -0.22        0.72

Less Distributions:
Distributions from net investment income                                  ($0.43)     ($0.46)      ($0.46)       -0.46       -0.46

Net asset value, end of period                                              $9.15       $9.13        $8.66       $8.43       $9.11

Total investment return at net asset value (c)                              5.08%      10.95%        8.42%      -2.49%       8.39%
Net assets, end of period ($ millions)                                      $3.20       $2.60        $3.20       $4.30       $4.00
Ratio of expenses to average net assets                                     0.57%       0.56%        0.52%       0.45%       0.44%
Ratio of net investment income to average net assets                        4.85%       5.05%        5.35%       5.13%       5.13%
Portfolio turnover rate                                                       13%          5%          12%         20%         14%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                     0.57%       0.57%        0.57%       0.50%       0.49%
Ratio of net investment income to average net assets                        4.85%       5.04%        5.30%       5.08%       5.08%

Lutheran Brotherhood Limited Maturity Bond Fund                                      Class A Shares
                                                                                                     For the period from
                                                             Year                 Year               October 29, 1999
                                                             Ended                Ended              (effective date) to
For a share outstanding throughout each period (a)           10/31/2002           10/31/2001         October 31, 2000

Net asset value, beginning of period                                $13.14              $12.41               $12.50

Income From Investment Operations:
Net investment income                                                 0.46                0.65                 0.72
Net realized and unrealized gain (loss) on investments (b)           (0.14)               0.78                (0.09)
Total from investment operations                                      0.32                1.43                 0.63

Less Distributions:
Distributions from net investment income                             (0.46)              (0.65)               (0.72)
Distributions from net realized gain on investments                  (0.25)              (0.05)                -
Total Distributions                                                  (0.71)              (0.70)               (0.72)

Net asset value, end of period                                      $12.75              $13.14               $12.41

Total investment return at net asset value (c)                        2.51%              11.89%                5.20%
Net assets, end of period ($ millions)                              $73.9               $39.1                $16.6
Ratio of expenses to average net assets                               0.75%               0.81%                0.95%
Ratio of net investment income to average net assets                  3.56%               5.02%                5.84%
Portfolio turnover rate                                             288%                290%                 229%

If the adviser had not reimbursed expenses, the ratios
would have been:
Ratio of expenses to average net assets                               1.05%               1.08%                1.10%
Ratio of net investment income to average net assets                  3.26%               4.75%                5.69%

                                                              Class B Shares
                                                                          For the period from
                                                Year        Year                   10/29/1999
                                                Ended       Ended         (effective date) to
For a share outstanding throughout each period   10/31/2002    10/31/2001           31-Oct-00
(a)
Net asset value, beginning of period                 $13.14        $12.41              $12.50

Income From Investment Operations:
Net investment income                                  0.46          0.65                0.72
Net realized and unrealized gain (loss) on            -0.14          0.78               -0.09
investments (b)
Total from investment operations                       0.32          1.43                0.63

Less Distributions:
Distributions from net investment income            ($0.46)       ($0.65)             ($0.72)
Distributions from net realized gain on             ($0.25)       ($0.05) -
investments
Total Distributions                                 ($0.71)       ($0.70)             -72.00%

Net asset value, end of period                       $12.75        $13.14              $12.41

Total investment return at net asset value (c)        2.51%        11.89%               5.20%
Net assets, end of period ($ millions)                $5.80         $5.40               $5.00
Ratio of expenses to average net assets               0.75%         0.81%               0.95%
Ratio of net investment income to average net            4%            5%                  6%
assets
Portfolio turnover rate                             288.00%       290.00%             229.00%

If the adviser had not reimbursed expenses,
the ratios would have been:
Ratio of expenses to average net assets               1.05%         1.08%               1.10%
Ratio of net investment income to average net         3.26%         4.75%               5.69%
assets

                                                                     Institutional Class Shares
                                                                                              For the period from
                                                                     Year         Year                   29-Oct-99
                                                                     Ended        Ended       (effective date) to
For a share outstanding throughout each period (a)                     10/31/2002  10/31/2001            31-Oct-00
Net asset value, beginning of period                                       $13.14      $12.41               $12.50

Income From Investment Operations:
Net investment income                                                         0.5        0.69                 0.74
Net realized and unrealized gain (loss) on investments (b)                  -0.15        0.78                -0.09
Total from investment operations                                             0.35        1.47                 0.65

Less Distributions:
Distributions from net investment income                                     -0.5       -0.69                -0.74
Distributions from net realized gain on investments                       ($0.25)     ($0.05) -
Total Distributions                                                       ($0.75)     ($0.74)              ($0.74)

Net asset value, end of period                                             $12.74      $13.14               $12.41

Total investment return at net asset value (c)                              2.77%      12.22%                5.43%
Net assets, end of period ($ millions)                                     $14.00      $11.50               $10.60
Ratio of expenses to average net assets                                     0.42%       0.51%                0.73%
Ratio of net investment income to average net assets                           4%          5%                   6%
Portfolio turnover rate                                                   288.00%     290.00%              229.00%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                     0.72%       0.78%                0.88%
Ratio of net investment income to average net assets                        3.59%       5.05%                5.91%

(a) All per share amounts have been rounded to the nearest cent.
(b) The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. The aggregate, not annualized, total return is shown for periods less than one year.

The accompanying notes to the financial statements are an integral part of this schedule.

Lutheran Brotherhood Money Market Fund                                               Class A Shares
                                                              Year              Year           Year          Year          Year
                                                              Ended             Ended          Ended         Ended         Ended
For a share outstanding throughout each period (a)            10/31/2002        10/31/2001     10/31/2000    10/31/1999    10/31/1998

Net asset value, beginning of period                               $1.00            $1.00          $1.00         $1.00     $1.00

Income From Investment Operations:
Net investment income                                               0.01             0.05           0.05          0.04      0.04
Less : Dividends from net investment income                        (0.01)           (0.05)         (0.05)        (0.04)    (0.04)

Net asset value, end of period                                     $1.00            $1.00          $1.00         $1.00     $1.00

Total investment return at net asset value (b)                      1.06%            4.13%          5.44%         4.27%     4.82%
Net assets, end of period ($ millions)                           $623.9           $713.4         $634.7        $580.1      $493.2
Ratio of expenses to average net assets                             0.95%            0.95%          0.95%         0.95%     0.95%
Ratio of net investment income to average net assets                1.06%            4.02%          5.31%         4.19%     4.72%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                             0.99%            0.99%          0.99%         1.00%     1.04%
Ratio of net investment income to average net assets                1.02%            3.98%          5.27%         4.14%     4.63%

                                                                Class B Shares
                                             Year       Year       Year       Year       Year
                                             Ended      Ended      Ended      Ended      Ended
For a share outstanding throughout each      10/31/2002 10/31/2001 10/31/2000 10/31/1999 10/31/1998
period (a)
Net asset value, beginning of period             $1.00    $1.00     $1.00     $1.00     $1.00

Income From Investment Operations:
Net investment income                             0.01     0.05      0.05      0.04      0.04
Less : Dividends from net investment income      -0.01    -0.05     -0.05     -0.04     -0.04

Net asset value, end of period                   $1.00    $1.00     $1.00     $1.00     $1.00

Total investment return at net asset value       1.06%    4.13%     5.44%     4.27%     4.82%
(b)
Net assets, end of period ($ millions)           $1.40    $1.00     $0.30     $0.30     $0.10
Ratio of expenses to average net assets          0.95%    0.95%     0.95%     0.95%     0.95%
Ratio of net investment income to average        1.06%    4.02%     5.31%     4.19%     4.72%
net assets

If the adviser had not reimbursed expenses,
the ratios would have been:
Ratio of expenses to average net assets          0.99%    0.99%     0.99%     1.00%     1.04%
Ratio of net investment income to average        1.02%    3.98%     5.27%     4.14%     4.63%
net assets

                                                                                          Institutional Class Shares
                                                                     Year         Year        Year            Year        Year
                                                                     Ended        Ended       Ended           Ended       Ended
For a share outstanding throughout each period (a)                     10/31/2002  10/31/2001      10/31/2000  10/31/1999  10/31/1998

Net asset value, beginning of period                                        $1.00       $1.00           $1.00       $1.00       $1.00

Income From Investment Operations:
Net investment income                                                        0.01        0.05            0.06        0.04        0.05
Less : Dividends from net investment income                                 -0.01       -0.05           -0.06       -0.04       -0.05

Net asset value, end of period                                              $1.00       $1.00           $1.00       $1.00       $1.00

Total investment return at net asset value (b)                              1.46%       4.53%           5.86%       4.53%       5.08%
Net assets, end of period ($ millions)                                     $34.20      $37.60          $42.10      $51.10      $47.30
Ratio of expenses to average net assets                                     0.55%       0.56%           0.55%       0.70%       0.70%
Ratio of net investment income to average net assets                        1.46%       4.41%           5.71%       4.44%       4.97%

If the adviser had not reimbursed expenses, the ratios would have been:
Ratio of expenses to average net assets                                     0.59%       0.60%           0.60%       0.75%       0.79%
Ratio of net investment income to average net assets                        1.42%       4.37%           5.66%       4.39%       4.88%

(a) All per share amounts have been rounded to the nearest cent.
(b) Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges.

The accompanying notes to the financial statements are an integral part of this schedule.

                                                 A Note on Forward Looking Statements

Except for the historical information contained in the foregoing reports on each of the Funds, the matters discussed in those reports may constitute foward-looking statements that are made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include discussions about each portfolio manager's predictions, assessments, analyses and outlooks for relevant securities and investment markets, market sectors, industries and individual stocks or other investment securities. These statements involve risks and uncertainties. In addition to the general risks described for each Fund in its current prospectus, other factors bearing on these reports include the accuracy of each portfolio manager's forecasts and predictions, the appropriateness of the investment strategies designed by the portfolio managers to capitalize on their forecasts and predictions should they prove true, and the ability of the portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of any Fund to differ materially from the projected results for the Fund, either on an overall basis or on a relative basis as compared to the benchmark index selected for the particular Fund.

                                                         Trustees and Officers

The following table provides information about the trustees and officers of the Fund.  Each trustee, except Mr. Nicholson, also serves as a director of LB Series Fund, Inc., a registered investment company consisting of 14 portfolios.

Name, Position                                               Principal Occupation
with the Fund,                  Length of Service               During the Past                   Other Directorships
Address and Age                and Term of Office                   5 Years                         Held by Trustee

Rolf F. Bjelland*           Chairman and Director             Retired Executive Vice           Director, Regis Corp.;
625 Fourth Avenue South     since May, 1983;  Serves at       President, Lutheran              Director, Viking Council
Minneapolis, MN             discretion of Thrivent Financial  Brotherhood since 2001;          of Boy Scouts of America;
Age 64                      for Lutherans management          Executive Vice President,        Director, Mount Olivet
                                                              Lutheran Brotherhood             House and Careview Center
                                                              from 1983 to 2000

Bruce J.  Nicholson*        Director since 1995;              President and Chief              Director, St. Olaf  Board
625 Fourth Avenue South     Serves at discretion of Thrivent  Executive  Officer, Thrivent     of Regents; Director, Luther
Minneapolis, MN             Financial for Lutherans           Financial for Lutherans since    Seminary; Director,
Age 56                      management                        2002; President and Chief        Minnesota Orchestra;
                                                              Executive Officer, Lutheran      Director, Danny Thompson
                                                              Brotherhood from 2000            Memorial; Director,
                                                              to 2001; President and           Insurance Federation of
                                                              Chief Operating Officer,         Minnesota; Director,
                                                              Lutheran Brotherhood             Minnesota Business
                                                              from 1999 to 2000;               Partnership
                                                              Executive Vice President
                                                              and Chief Operating Officer,
                                                              Lutheran Brotherhood from
                                                              1998 to 1999; Executive Vice
                                                              President and Chief Financial
                                                              Officer, Lutheran Brotherhood
                                                              from 1990 to 1998

Herbert F. Eggerding, Jr.   Director since May, 1990;         Management consultant to         None
625 Fourth Avenue South     Term expires May, 2005            several privately owned
Minneapolis, MN                                               companies  since 1997
Age 65

Noel K. Estenson            Director since June, 1997;        Retired President and Chief      None
625 Fourth Avenue South     Term expires December, 2008       Executive Officer, CENEX,
Minneapolis, MN                                               Inc. since 2000; President
Age 63                                                        and Chief Executive Officer,
                                                               CENEX, Inc. from 1987 to
                                                              2000; Vice Chairman,
                                                              CF Industries from
                                                              1997 to 1999

Jodi L. Harpstead           Director since September, 1998;   Vice President & General         Director, Delta Dental
625 Fourth Avenue South     Term expires September, 2013      Manager, Cardial Surgery         Plan of Minnesota
Minneapolis, MN                                               Technologies for Medtronic,
Age 45                                                        Inc. since 2002; President,
                                                              Global Marketing and U.S.
                                                              Sales, Cardiac Rhythm
                                                              Management for Medtronic,
                                                              Inc. from 2001 to 2002; Vice
                                                              President, U.S. Pacing Sales
                                                              Manager for Medtronic, Inc.
                                                              from 1996 to 2001

Connie M. Levi              Director since October, 1993;     Retired President of the         Director, Norstan, Inc.
625 Fourth Avenue South     Term expires October, 2008         Greater Minneapolis Chamber
Minneapolis, MN                                                of Commerce,
Age 63

Pamela J. Moret             President since 2002;             Senior Vice President,           N/A
625 Fourth Avenue South     Serves at discretion of           Marketing and Products,
Minneapolis, MN             Thrivent Financial for            Thrivent Financial for
Age 46                      Lutherans management              Lutherans since 2002; Senior
                                                              Vice President, Products,
                                                              American Express Financial
                                                              Advisors from 2000 to 2001;
                                                              Vice President, Variable Assets,
                                                              American Express Financial
                                                              Advisors from 1996 to 2000

Charles D. Gariboldi        Treasurer and Principal           Head of Investment               N/A
625 Fourth Avenue South     Accounting Officer since          Accounting, Thrivent
Minneapolis, MN             2002; Serves at discretion        Financial for Lutherans
Age 42                      of Thrivent Financial for         since  2002; Head of
                            Lutherans management              Investment Accounting,
                                                              Aid Association for Lutherans
                                                              from 1999 to 2001; Treasurer,
                                                              AALMutual Funds from
                                                              1997 to 1999

John C. Bjork               Secretary since 2000;             Counsel, Thrivent Financial      N/A
625 Fourth Avenue South     Serves at discretion of           for Lutherans since 2002;
Minneapolis, MN             Thrivent Financial for             Counsel, Lutheran
Age 49                      Lutherans management               Brotherhood from 1987 to 2001

James H. Abitz              Serves at discretion of           Senior Vice President,           N/A
625 Fourth Avenue South     Thrivent Financial for            Investments, Thrivent
Minneapolis, MN             Lutherans management              Financial for Lutherans
Age 57                                                        since 2002; Senior Vice
                                                              President and Chief
                                                              Investment Officer, Aid
                                                              Association for Lutherans
                                                              from 1999 to 2001; Vice
                                                              President,  Investments,
                                                              Aid Association for
                                                              Lutherans from 1998 to 1999

Frederick P. Johnson        Vice President since 1998;        Head of Investment Operations,   N/A
625 Fourth Avenue South     Serves at discretion of            Thrivent Financial for
Minneapolis, MN             Thrivent Financial for             Lutherans since 2002;
Age 40                      Lutherans management              Vice President, Investment
                                                              Operations, Lutheran
                                                              Brotherhood in 2001; Assistant
                                                              Vice President, Investment
                                                              Operations, Lutheran
                                                              Brotherhood from 1987 to 2001

Brenda J. Pederson          Vice President since 1998;        Vice President, Member Support   N/A
625 Fourth Avenue South     Serves at discretion of           and Mutual Fund Operations,
Minneapolis, MN             Thrivent Financial for            Thrivent Financial for
Age 41                      Lutherans management              Lutherans since 2002; Vice
                                                              President, Member Services,
                                                              Lutheran Brotherhood from
                                                              2001 to 2002; Assistant Vice
                                                              President, Member Services,
                                                              Lutheran Brotherhood from
                                                              1997 to 2001

Richard B. Ruckdashel       Vice President since 1995;        Head of Financial Consulting     N/A
625 Fourth Avenue South     Serves at discretion of            Group, Thrivent Investment
Minneapolis, MN             Thrivent Financial for             Management Inc. since
Age 47                      Lutherans management              2002; Marketing and Distribution
                                                              Manager, Thrivent Financial for
                                                              Lutherans in 2002; Vice President,
                                                              Marketing and Distribution,
                                                              Lutheran Brotherhood from
                                                              1996 to 2001

* "Interested person" of the Fund as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial for
Lutherans.

Additional information about the Fund’s trustees is contained in a Statement of Additional Information (“SAI”) dated December 31, 2001. You may obtain a copy of the SAI without charge by writing to The Lutheran Brotherhood Family of Funds at 625 Fourth Avenue South, Minneapolis, Minnesota 55415, or by calling us at 1-800-847-4836.

[Thrivent Investment Management LOGO]
625 Fourth Avenue South, Minneapolis, MN 55415-1665

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